As filed with the SEC on ____________.                Registration No. 333-85115

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                        Post-Effective Amendment No. 5 to


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                   ----------

                                   PRUCO LIFE
                           VARIABLE UNIVERSAL ACCOUNT
                              (Exact Name of Trust)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              213 Washington Street
                          Newark, New Jersey 07102-2992
                                 (800) 286-7754
          (Address and telephone number of principal executive offices)

                                   ----------

                                Thomas C. Castano
                               Assistant Secretary
                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                   ----------



It is proposed that this filing will become effective (check appropriate space):

     |_|  immediately upon filing pursuant to paragraph (b) of Rule 485


     |_|  on June 29, 2001 pursuant to paragraph (b) of Rule 485
          ----------------
               (date)


     |_|  60 days after filing pursuant to paragraph (a) of Rule 485

     |_|  on _________________ pursuant to paragraph (a) of Rule 485 (date)

                              CROSS REFERENCE SHEET
                          (as required by Form N-8B-2)

N-8B-2 Item Number              Location
------------------              --------

       1.                       Cover Page

       2.                       Cover Page

       3.                       Not Applicable

       4.                       Sale of the Contract and Sales Commissions

       5.                       Pruco Life Variable Universal Account

       6.                       Pruco Life Variable Universal Account

       7.                       Not Applicable

       8.                       Not Applicable

       9.                       Litigation and Regulatory Proceedings

      10.                       Introduction and Summary;  Charges and Expenses;
                                Short-Term Cancellation Right or "Free Look"; Types of Death Benefit; Changing the Type of Death Benefit; Riders; Premiums; Allocation of Premiums; Transfers; Dollar Cost Averaging; Auto-Rebalancing; How a Contract's Surrender Value Will Vary; How a Type A (Fixed) Contract's Death Benefit Will Vary; How a Type B (Variable) Contract's Death Benefit Will Vary; How a Type C (Return of Premium) Contract's Death Benefit Will Vary; Surrender of a Contract; Withdrawals; Lapse and Reinstatement; Increases in Basic Insurance Amount; Decreases in Basic Insurance Amount; When Proceeds are Paid; Contract Loans; Other General Contract Provisions; Voting Rights; Substitution of Fund Shares

      11.                       Introduction  and Summary;  Pruco Life  Variable
                                Universal Account

      12.                       Cover Page; Introduction and Summary; The Funds;
                                Sale of the Contract and Sales Commissions

      13. Introduction and Summary; The Funds; Charges and Expenses; Premiums; Allocation of Premiums; Sale of the Contract and Sales Commissions

      14. Introduction and Summary; Detailed Information for Prospective Contract Owners

      15. Introduction and Summary; Premiums; Allocation of Premiums; Transfers; Dollar Cost Averaging; Auto-Rebalancing

      16. Introduction and Summary; Detailed Information for Prospective Contract Owners

      17.                       When Proceeds are Paid

N-8B-2 Item Number              Location
------------------              --------

      18.                       Pruco Life Variable Universal Account

      19.                       Reports to Contract Owners

      20.                       Not Applicable

      21.                       Contract Loans

      22.                       Not Applicable

      23.                       Not Applicable

      24.                       Other General Contract Provisions

      25.                       Pruco Life Insurance Company

      26.                       Introduction and Summary; The Funds; Charges and
                                Expenses

      27.                       Pruco Life Insurance Company; The Funds

      28.                       Pruco  Life  Insurance  Company;  Directors  and
                                Officers

      29.                       Pruco Life Insurance Company

      30.                       Not Applicable

      31.                       Not Applicable

      32.                       Not Applicable

      33.                       Not Applicable

      34.                       Not Applicable

      35.                       Pruco Life Insurance Company

      36.                       Not Applicable

      37.                       Not Applicable

      38.                       Sale of the Contract and Sales Commissions

      39.                       Sale of the Contract and Sales Commissions

      40.                       Not Applicable

      41.                       Sale of the Contract and Sales Commissions

      42.                       Not Applicable

      43.                       Not Applicable

N-8B-2 Item Number              Location
------------------              --------

      44. Introduction and Summary; The Funds; How a Contract's Cash Surrender Value Will Vary; How a Type A (Fixed) Contract's Death Benefit Will Vary; How a Type B (Variable) Contract's Death Benefit Will Vary; How a Type C (Return of Premium) Contract's Death Benefit Will Vary

      45.                       Not Applicable

      46. Introduction and Summary; Pruco Life Variable Universal Account; The Funds

      47.                       Pruco Life Variable Universal Account; The Funds

      48.                       Not Applicable

      49.                       Not Applicable

      50.                       Not Applicable

      51.                       Not Applicable

      52.                       Substitution of Fund Shares

      53.                       Tax Treatment of Contract Benefits

      54.                       Not Applicable

      55.                       Not Applicable

      56.                       Not Applicable

      57.                       Not Applicable

      58.                       Not Applicable

      59. Financial Statements: Financial Statements of the PruSelect III Variable Life Subaccounts of Pruco Life Variable Universal Account; Consolidated Financial Statements of Pruco Life Insurance Company and its subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                                PRUSELECT(SM) III
                             Variable Life Insurance

                                   PROSPECTUS


                                   Pruco Life
                           Variable Universal Account


                                  June 29, 2001







                          Pruco Life Insurance Company

PROSPECTUS
June 29, 2001
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT


                                PRUSELECT(SM) III
                        Variable Life Insurance Contracts

This prospectus describes certain individual flexible premium variable universal life insurance contracts, PruSelect(SM) III Variable Life Insurance Contracts (the "Contract"), issued by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our"), a stock life insurance company. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). These Contracts provide individual variable universal life insurance coverage with flexible premium payments, a variety of investment options, and three types of death benefit options. These Contracts may be issued with a Target Term Rider that could have a significant effect on the performance of your Contract. For the factors to consider when adding a Target Term Rider to your Contract, see Riders, page 20. The Contracts may be owned individually or by a corporation, trust, association or similar entity. The Contracts are available on a multiple life basis where the insureds share a common employment or business relationship. The Contract owner will have all rights and privileges under the Contract. The Contracts may be used for funding non-qualified executive deferred compensation or salary continuation plans, retiree medical benefits, or other purposes.

Investment Choices:

PruSelect III offers a wide variety of investment choices, including 32 variable investment options that invest in mutual funds managed by these leading asset managers:

o    Prudential Investments Fund Management LLC

o    A I M Advisors, Inc.

o    American Century Investment Management, Inc.

o    The Dreyfus Corporation

o    Franklin Advisers, Inc.

o    Goldman Sachs Asset Management

o    INVESCO Funds Group, Inc.

o    Janus Capital Corporation

o    MFS Investment Management(R)

o    OppenheimerFunds, Inc.

o    T. Rowe Price International, Inc.

For a complete list of the 32 available variable investment options and their investment objectives, see The Funds, page 8.

This prospectus describes the Contract generally and the Pruco Life Variable Universal Account (the "Account"). The attached prospectuses for the Funds and their related statements of additional information describe the investment objectives and the risks of investing in the Fund portfolios. Pruco Life may add additional investment options in the future. Please read this prospectus and keep it for future reference.

The  Securities   and  Exchange   Commission   ("SEC")   maintains  a  Web  site
(http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 286-7754

PruSelect is a service mark of Prudential.

                               PROSPECTUS CONTENTS

                                                                                Page

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS..............................1

INTRODUCTION AND SUMMARY..........................................................2
   Brief Description of the Contract..............................................2
   Charges........................................................................2
   Types of Death Benefit.........................................................5
   Life Insurance Definitional Tests..............................................5
   Premium Payments...............................................................5
   Refund.........................................................................5

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY,
THE PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT, AND THE VARIABLE
INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT...................................7
   Pruco Life Insurance Company...................................................7
   The Pruco Life Variable Universal Account......................................7
   The Funds......................................................................8
   Voting Rights.................................................................12
   Which Investment Option Should Be Selected?...................................12

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS.............................13
   Charges and Expenses..........................................................13
   Reduction of Charges..........................................................17
   Requirements for Issuance of a Contract.......................................17
   Short-Term Cancellation Right or "Free-Look"..................................18
   Types of Death Benefit........................................................18
   Changing the Type of Death Benefit............................................19
   Riders........................................................................20
   Premiums......................................................................21
   Allocation of Premiums........................................................21
   Transfers.....................................................................22
   Dollar Cost Averaging.........................................................22
   Auto-Rebalancing..............................................................22
   How a Contract's Surrender Value Will Vary....................................23
   How a Type A (Fixed) Contract's Death Benefit Will Vary.......................23
   How a Type B (Variable) Contract's Death Benefit Will Vary....................24
   How a Type C (Return of Premium) Contract's Death Benefit Will Vary...........25
   Surrender of a Contract.......................................................26
   Withdrawals...................................................................27
   Lapse and Reinstatement.......................................................28
   Increases in Basic Insurance Amount...........................................28
   Decreases in Basic Insurance Amount...........................................29
   When Proceeds Are Paid........................................................30
   Illustrations of Surrender Values, Death Benefits, and Accumulated Premiums...30
   Contract Loans................................................................32
   Tax Treatment of Contract Benefits............................................33
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits...........35
   Exchange Right Available in Some States.......................................35
   Option to Exchange Insured....................................................35
   Other General Contract Provisions.............................................35
   Substitution of Fund Shares...................................................36
   Reports to Contract Owners....................................................36
   Sale of the Contract and Sales Commissions....................................36
   State Regulation..............................................................37
   Experts.......................................................................37
   Litigation and Regulatory Proceedings.........................................37

   Additional Information........................................................38
   Financial Statements..........................................................38

DIRECTORS AND OFFICERS...........................................................39

FINANCIAL STATEMENTS OF THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS
OF PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT.........................................A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY
AND ITS SUBSIDIARIES.............................................................B1

                    DEFINITIONS OF SPECIAL TERMS USED IN THIS
                                   PROSPECTUS


active investment option -- A variable investment option that has been allocated an invested premium amount or a loan repayment or transfer at any time while the Contract is in-force. An active investment option remains active even if the current value of the variable investment option is zero.

Additional Amount -- An amount equal to the Contract's net cash value multiplied by an Additional Amount Factor, which may be payable if you surrender the Contract while it is in-force and the conditions described in Surrender of a Contract, page 26, are met.

attained age -- The insured's age on the Contract date plus the number of years since then. For any coverage segment effective after the Contract date, the insured's attained age is the issue age of that segment plus the length of time since its effective date.

basic insurance amount -- The amount of life insurance as shown in the Contract. Also referred to as "face amount."

cash value -- The same as the "Contract Fund."

Contract -- The variable universal life insurance policy described in this prospectus.

Contract anniversary -- The same date as the Contract date in each later year.

Contract date -- The date the Contract is effective, as specified in the Contract.

Contract debt -- The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund -- The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts invested in the variable investment options and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner -- You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year -- A year that starts on the Contract date or on a Contract anniversary. For any portion of a Contract representing an increase, "Contract year" is a year that starts on the effective date of the increase. See Increases in Basic Insurance Amount, page 28.

coverage segment -- The basic insurance amount at issue is the first coverage segment. For each increase in basic insurance amount, a new coverage segment is created for the amount of the increase. See Increases in Basic Insurance Amount, page 28.

death benefit -- If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract debt.

Funds -- Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.

Monthly date -- The Contract date and the same date in each subsequent month.

net cash value -- The Contract Fund minus any Contract debt.

Pruco Life Insurance Company -- Us, we, our, Pruco Life. The company offering the Contract.

segment allocation amount -- The amount used to determine the charge for sales expenses. It may also be referred to as the "Target Premium." See Charges and Expenses, page 13.

separate account -- Amounts under the Contract that are allocated to the variable investment options are held by us in a separate account called the Pruco Life Variable Universal Account. The Separate Account is set apart from all of the general assets of Pruco Life Insurance Company.

surrender value -- The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt plus any return of sales charges plus any Additional Amount upon surrender.

Target Premium -- The same as "segment allocation amount." See Charges and Expenses, page 13.

valuation period -- The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

variable investment options -- The 32 mutual funds available under this Contract, whose shares are held in the separate account.

you -- The owner of the Contract.

                            INTRODUCTION AND SUMMARY

This Summary provides a brief overview of the more significant aspects of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.

Brief Description of the Contract

The Contract is an individual flexible premium variable universal life insurance contract. It is issued by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our"). These Contracts may be issued with a Target Term Rider that could have a significant effect on the performance of your Contract. For the factors to consider when adding a Target Term Rider to your Contract, see Riders, page 20. The Contracts are available on a multiple life basis where the insureds share a common employment or business relationship. The Contracts may be owned individually or by a corporation, trust, association or similar entity. The Contract owner will have all rights and privileges under the Contract. The Contracts may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation plans, retiree medical benefits, or other purposes.

The Contract is a form of variable universal life insurance. It is based on a Contract Fund, the value of which changes every day. The chart below describes how the value of your Contract Fund changes.

You may invest premiums in one or more of the 32 available variable investment options. Your Contract Fund value changes every day depending upon the change in the value of the particular investment options that you have selected.

Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See Which Investment Option Should Be Selected?, page 12.

Variable life insurance contracts are unsuitable as short-term savings vehicles. Withdrawals and loans may result in adverse tax consequences. See Tax Treatment of Contract Benefits, page 33.

Charges

The following chart outlines the components of your Contract Fund and the adjustments which may be made including the maximum charges which may be deducted from each premium payment and from the amounts held in the designated investment options. These charges, which are largely designed to cover insurance costs and risks, as well as sales and administrative expenses, are fully described under Charges and Expenses, page 13. In brief, and subject to that fuller description, the following diagram outlines the maximum charges which Pruco Life may make:

          -------------------------------------------------------------
                                 Premium Payment
          -------------------------------------------------------------
                                       |
                                       |
   -----------------------------------------------------------------------------
     o less a charge of up to 7.5% of the premiums paid for taxes attributable to premiums. In Oregon this is called a premium based administrative charge.

     o    less a charge for sales expenses of up to 15% of the premiums paid.
   -----------------------------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
                             Invested Premium Amount

To be invested in one or a combination of 32 investment portfolios of the Funds.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Contract Fund

On the Contract Date, the Contract Fund is equal to the invested premium amount minus any of the charges described below which may be due on that date. Thereafter, the value of the Contract Fund changes daily.
--------------------------------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
                    Pruco Life adjusts the Contract Fund for:

     o    Addition of any new invested premium amounts.

     o Addition of any increase due to investment results of the chosen variable investment options.

     o Addition of guaranteed interest at an effective annual rate of 4% on the amount of any Contract loan. (Separately, interest charged on the loan accrues at an effective annual rate of 4.25% or 5%. See Contract Loans, page 32.)

     o Subtraction of any decrease due to investment results of the chosen variable investment options.

     o    Subtraction of any amount withdrawn.

     o    Subtraction of the charges listed below, as applicable.
--------------------------------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
                                  Daily Charges

     o Management fees and expenses are deducted from the Fund assets. See Underlying Portfolio Expenses chart, below.

     o We deduct a daily mortality and expense risk charge, equivalent to an annual rate of up to 0.5%, from assets of the variable investment options.
--------------------------------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
                                 Monthly Charges

     o We reduce the Contract Fund by a monthly administrative charge of up to $10 plus $0.05 per $1,000 of the basic insurance amount.

     o    We deduct a cost of insurance ("COI") charge.

     o If the Contract includes riders, we deduct rider charges from the Contract Fund.

     o If the rating class of an insured results in an extra charge, we will deduct that charge from the Contract Fund.
--------------------------------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
                           Possible Additional Charges

     o    We assess an administrative charge of up to $25 for any withdrawals.

     o We may assess an administrative charge of up to $25 for any change in basic insurance amount.

     o We may assess an administrative charge of up to $25 for any change in the Target Term Rider coverage amount (see Riders, page 20).

     o We assess an administrative charge of up to $25 for each transfer exceeding 12 in any Contract year.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Underlying Portfolio Expenses
------------------------------------------------------------------------------------------------------------------------------------

                      Portfolio                        Investment    Other Expenses   12B-1 Fees   Total Contractual    Total Actual
                                                      Advisory Fee                                      Expenses         Expenses*
------------------------------------------------------------------------------------------------------------------------------------

Series Fund
  Conservative Balanced                                 0.55%            0.05%           n/a            0.60%             0.60%
  Diversified Bond                                      0.40%            0.05%           n/a            0.45%             0.45%
  Equity                                                0.45%            0.04%           n/a            0.49%             0.49%
  Flexible Managed                                      0.60%            0.04%           n/a            0.64%             0.64%
  Global                                                0.75%            0.10%           n/a            0.85%             0.85%
  High Yield Bond                                       0.55%            0.05%           n/a            0.60%             0.60%
  Money Market                                          0.40%            0.04%           n/a            0.44%             0.44%
  Prudential Jennison                                   0.60%            0.04%           N/A            0.64%             0.64%
  Stock Index                                           0.35%            0.04%           N/A            0.39%             0.39%
  Value                                                 0.40%            0.05%           N/A            0.45%             0.45%
  SP Alliance Large Cap Growth                          0.90%            0.37%           N/A            1.27%             1.10%
  SP Davis Value                                        0.75%            0.18%           N/A            0.93%             0.83%
  SP INVESCO Small Company Growth                       0.95%            1.08%           N/A            2.03%             1.15%
  SP PIMCO High Yield                                   0.60%            0.44%           N/A            1.04%             0.82%
  SP PIMCO Total Return                                 0.60%            0.26%           N/A            0.86%             0.76%
  SP Small/Mid Cap Value                                0.90%            0.51%           N/A            1.41%             1.05%

------------------------------------------------------------------------------------------------------------------------------------

AIM Variable Insurance Funds
  AIM V.I. Value Fund                                   0.61%            0.23%           N/A            0.84%             0.84%
American Century Variable Portfolios, Inc.  (1)
  VP Income & Growth Fund                               0.70%            0.00%           N/A            0.70%             0.70%
  VP Value Fund                                         1.00%            0.00%           N/A            1.00%             1.00%
Dreyfus Investment Portfolios (2)
  MidCap Stock Portfolio                                0.75%            0.29%           N/A            1.04%             0.98%
Dreyfus Variable Investment Fund
  Small Cap Portfolio                                   0.75%            0.03%           N/A            0.78%             0.78%
Franklin   Templeton  Variable  Insurance  Products
Trust (3)
  Franklin Small Cap Fund - Class 2                     0.53%            0.28%          0.25%           1.06%             1.02%
Goldman Sachs Variable Insurance Trust (VIT)  (4)
  CORE" Small Cap Equity Fund                           0.75%            0.80%           N/A            1.55%             1.00%
INVESCO Variable Investment Funds, Inc.
  VIF - Technology Fund                                 0.72%            0.30%           N/A            1.02%             1.02%
  VIF - Utilities Fund                                  0.60%            0.81%           N/A            1.41%             1.22%
Janus Aspen Series
  Aggressive Growth Portfolio - Service Shares          0.65%            0.02%          0.25%           0.92%             0.92%
  Balanced Portfolio - Service Shares                   0.65%            0.02%          0.25%           0.92%             0.92%
  Growth Portfolio - Institutional Shares (5)           0.65%            0.02%           N/A            0.67%             0.67%
  International Growth Portfolio - Service Shares       0.65%            0.06%          0.25%           0.96%             0.96%
MFS(R)Variable Insurance Trust(SM)   (6)
  Emerging Growth Series                                0.75%            0.10%           N/A            0.85%             0.84%
Oppenheimer Variable Account Funds
  Aggressive Growth Fund/VA (Service Shares)            0.62%            0.02%          0.15%           0.79%             0.79%
T. Rowe Price International Series, Inc.  (1)
  International Stock Portfolio                         1.05%            0.00%           N/A            1.05%             1.05%
------------------------------------------------------------------------------------------------------------------------------------
* Reflects fee waivers and reimbursement of expenses, if any.
------------------------------------------------------------------------------------------------------------------------------------


(1) American Century Variable Portfolios, Inc. / T. Rowe Price International Series, Inc. The Investment Advisory Fee includes the ordinary expenses of operating the Funds.

(2) Dreyfus Investment Portfolios The Dreyfus Corporation has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of the Initial Share Class do not exceed 1.00%. Dreyfus further reimbursed the portfolio for "Other Expenses" so that the total annual portfolio operating expenses for the Initial Share Class was 0.98%, instead of 1.00%.

(3) Franklin Templeton Variable Insurance Products Trust The manager has agreed in advance to make an estimated reduction of 0.04% of its fees to reflect reduced services resulting from the Fund's investment in a Franklin
     Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission.

(4) Goldman Sachs Variable Insurance Trust (VIT) The Investment Adviser had voluntarily agreed to reduce or limit certain "Other Expenses" to the extent such expenses exceed the percentage stated in the table above (as calculated per annum) of the Fund's average daily net assets.

(5) Janus Aspen Series The table reflects expenses based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee. All expenses are shown without the effect of any offset arrangements.

(6) MFS Variable Insurance Trust(SM) An expense offset arrangement with the Fund's custodian resulted in a reduction in "Other Expenses" by 0.01% and is reflected in the "Total Actual Expenses."


Types of Death Benefit

There are three types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the cash value varies daily with investment experience, and the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Contract with a Type B (variable) death benefit, the cash value and the death benefit both vary with investment experience. If you choose a Contract with a Type C (return of premium) death benefit, the death benefit is increased by the amount of premiums paid into the Contract, less withdrawals, plus interest at a rate between 0% and 8% (in 1/2% increments) chosen by the Contract owner. For Type A and Type B death benefits, as long as the Contract is in-force, the death benefit will never be less than the basic insurance amount shown in your Contract. See Types of Death Benefit, page 18.

Life Insurance Definitional Tests

In order to qualify as life insurance for Federal tax purposes, the Contract must adhere to the definition of life insurance under Section 7702 of the Internal Revenue Code. At issue, the Contract owner chooses one of the following definition of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. Under the Cash Value Accumulation Test, there is a minimum death benefit to cash value ratio. Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum death benefit to cash value ratio. For more information, see Tax Treatment of Contract Benefits, page 33.

Premium Payments

The Contract is a flexible premium contract - there are no scheduled premiums. Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. Paying insufficient premiums, poor investment results, or taking loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, the Contract will remain in-force if the Contract Fund is greater than zero and more than any Contract debt. See Premiums, page 21 and Lapse and Reinstatement, page 28.

We offer and suggest regular billing of premiums even though you decide when to make premium payments and, subject to a $25 minimum, in what amounts. You should discuss your billing options with your Pruco Life representative when you apply for the Contract. See Premiums, page 21.

Refund

For a limited time, you may return your Contract for a refund in accordance with the terms of its "free-look" provision. See Short-Term Cancellation Right or "Free-Look," page 18.

For the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, see page 1.

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing contract can be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing the Contract described in this prospectus and you should consult with a qualified tax adviser.

This prospectus may only be offered in jurisdictions in which the offering is lawful. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus and in the prospectuses and statements of additional information for the Funds.

                 GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE
                   COMPANY, THE PRUCO LIFE VARIABLE UNIVERSAL
                  ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS
                          AVAILABLE UNDER THE CONTRACT


Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.


Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently pursuing reorganizing itself into a stock life insurance company through a process known as "demutualization". On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. On December 15, 2000, the Board of Directors adopted a plan of reorganization pursuant to that legislation and authorized management to submit an application to the New Jersey Commissioner of Banking and Insurance for approval of the plan. The application was submitted on March 14, 2001. However, demutualization is a complex process and a number of additional steps must be taken before the demutualization can occur, including a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is planning on completing this process in 2001, but there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans. As a general rule, the plan of reorganization provides that, in order for policies or contracts to be eligible for compensation in the demutualization, they must have been in force on the date the Board of Directors adopted the plan, December 15, 2000. If demutualization does occur, all the guaranteed benefits described in your policy or contract would stay the same.


Pruco Life Variable Universal Account

We have established a separate account, the Pruco Life Variable Universal Account (the "Account"), to hold the assets that are associated with the Contracts. The Account was established on April 17, 1989 under Arizona law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Before making any such transfer, Pruco Life will consider any possible adverse impact the transfer might have on the Account.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life.


Currently, you may choose to invest in no more than 16 of the 32 available variable investment options. Once you allocate funds to a particular variable investment option, it continues as one of the 16 variable investment options you may use, even if the current value of the variable investment option is zero. When you choose a variable investment option, we purchase shares of a mutual fund which are held as an investment for that option. We hold these shares in the Account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount. Pruco Life may add additional variable investment options in the future. The Account's financial statements begin on page A1.

The Funds

Listed below are the mutual funds (the "Funds") in which the variable investment options invest, the Funds' investment objectives, and investment advisers.

Each Fund has a separate prospectus that is provided with this prospectus. You should read the Fund prospectus before you decide to allocate assets to the variable investment option using that Fund. There is no assurance that the investment objectives of the Funds will be met.

The Prudential Series Fund, Inc. (the "Series Fund"):

o Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

o Equity Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

o Flexible Managed Portfolio: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.

o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

o Prudential Jennison Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Stock Index (the "S&P 500").

o Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

o SP Alliance Large Cap Growth Portfolio: The investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in equity securities of U.S. companies.

o SP Davis Value Portfolio: The investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

o SP INVESCO Small Company Growth Portfolio: The investment objective is long-term capital growth. Most holdings are in small-capitalization companies - those with market capitalizations under $2 billion at the time of purchase.

o SP PIMCO High Yield Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests in high yield securities and investment grade fixed income instruments.

o SP PIMCO Total Return Portfolio: The investment objective is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests in a diversified portfolio of fixed income instruments of varying maturities.

o SP Small/Mid Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio focuses on common stock of companies with small to medium market capitalizations.

Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Series Fund. PIFM will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PIFM is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM's business address is 100 Mulberry Street, Gateway Center Three, 14th floor, Newark, New Jersey 07102.

Jennison Associates LLC ("Jennison"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Global and the Prudential
Jennison Portfolios. Jennison serves as a sub-adviser for a portion of the assets of the Equity and the Value Portfolios. Jennison's business address is 466 Lexington Avenue, New York, New York 10017.


Prudential Investment Management, Inc.("PIMI"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the High Yield Bond, the Money Market, and the Stock Index Portfolios. PIMI's business address is 751 Broad Street, Newark, New Jersey 07102.


Deutsche Asset Management, Inc. ("Deutsche"), formerly known as Morgan Grenfell, Inc., serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Deutsche will manage approximately 25% of the Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. Deutsche's business address is 280 Park Avenue, New York, New York 10017.


GE Asset Management Incorporated ("GEAM"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Company. GEAM's business address is 3003 Summer Street, Stamford, Connecticut 06904.

Salomon Brothers Asset Management, Inc. ("Salomon"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is a part of the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's business address is 7 World Trade Center, 37th Floor, New York, New York 10048.


Victory Capital Management ("Victory"), serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Victory will manage approximately 25% of the Portfolio. Victory's business address is 127 Public Square, Cleveland, Ohio 44114.

Alliance Capital Management, L.P. ("Alliance") serves as the sub-adviser to the SP Alliance Large Cap Growth Portfolio. Alliance's principal business address is 1345 Avenue of the Americas, New York, New York 10105.


Davis Selected Advisers, L.P. ("Davis") serves as the sub-adviser to the SP Davis Value Portfolio. The principal business address for Davis Selected Advisers, LP is 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706.


Fidelity Management & Research Company ("FMR") serves as the sub-adviser to the SP Small/Mid Cap Value Portfolio. FMR's principal business address is 82 Devonshire Street, Boston, Massachusetts 02109.

INVESCO Funds Group, Inc. ("INVESCO") serves as the sub-adviser to the SP INVESCO Small Company Growth Portfolio. INVESCO's principal business address is 7800 East Union Avenue, Denver, Colorado 80237.

Pacific Investment Management Company LLC ("PIMCO") serves as the sub-adviser to the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio. PIMCO's principal business address is 840 Newport Center Drive, Newport Beach, California 92660.

As an investment adviser, PIFM charges the Series Fund a daily investment management fee as compensation for its services. PIFM pays each sub-adviser out of the fee that PIFM receives from the Series Fund. See Deductions from Portfolios, page 14.

AIM Variable Insurance Funds:

o AIM V.I. Value Fund. The investment objective is long-term growth of capital. Income is a secondary objective.

A I M Advisors, Inc. ("AIM") is the investment adviser for this fund. The principal business address for AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

American Century Variable Portfolios, Inc.:

o American Century VP Income & Growth Fund. The investment objective is growth of capital by investing in common stocks. Income is a secondary objective. The Fund seeks to achieve its objective by investing primarily from the largest 1,500 publicly traded U.S. companies.

o American Century VP Value Fund. The investment objective is long-term growth of capital. Income is a secondary objective. The Fund seeks to achieve its objective by investing primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

American Century Investment Management, Inc. ("ACIM") is the investment adviser for this fund. ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The principal underwriter of the fund is American Century Services, Inc., located at 4500 Main Street, Kansas City, Missouri 64111.

Dreyfus Investment Portfolios:

o MidCap Stock Portfolio. The investment objective is to achieve investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard and Poor's MidCap 400(R) Index ("S&P 400"). The portfolio invests primarily in growth and value stocks of medium-size companies.

Dreyfus Variable Investment Fund:


o Small Cap Portfolio. The investment objective is to maximize capital appreciation. The Portfolio generally invests at least 65% of its assets in the common stock of U.S. and foreign companies. The Portfolio invests primarily in small-cap companies with total market values of less than $2 billion.


The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above mentioned portfolios. The principal distributor of the portfolios is Dreyfus Services Corporation ("DSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166.

Franklin Templeton Variable Insurance Products Trust:

o Franklin Small Cap Fund - Class 2. The investment objective is long-term growth of capital. The Fund invests primarily in equity securities of U.S. small capitalization growth companies.

Franklin Advisers, Inc. (Advisers) is the Fund's investment manager. The principal business address for Franklin Advisers, Inc. is 777 Mariners Island Boulevard, San Mateo, California 94403-7777.

Goldman Sachs Variable Insurance Trust (VIT):

o CORE(SM) Small Cap Equity Fund. The investment objective is long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the CORE(SM) Small Cap Equity Fund. GSAM's principal business address is 32 Old Slip, New York, New York 10005.

INVESCO Variable Investment Funds, Inc.:

o VIF - Technology Fund. The investment objective is capital appreciation. The Fund invests primarily in the equity securities of companies engaged in technology-related industries.

o VIF - Utilities Fund. The investment objective is capital appreciation and income. The Fund invests at least 80% of its assets in companies doing business in the utilities economic sector.

INVESCO Funds Group, Inc. ("INVESCO") serves as the investment adviser and principal underwriter of each of the above-mentioned funds. INVESCO's principal business address is 7800 E. Union Avenue, Denver, Colorado 80237.

Janus Aspen Series:

o Aggressive Growth Portfolio - Service Shares. The investment objective is long-term growth of capital. The Portfolio invests at least 50% of its equity assets in securities issued by medium-sized companies.

o Balanced Portfolio - Service Shares. The investment objective is long-term growth of capital, consistent with preservation of capital, and balanced by current income. The Portfolio invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

o Growth Portfolio - Institutional Shares. The investment objective is long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of larger, more established issuers.

o International Growth Portfolio - Service Shares. The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks of issuers located outside the United States.

Janus Capital Corporation is the investment adviser and is responsible for the day-to-day management of the portfolio and other business affairs of the portfolio. Janus Capital Corporation's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

MFS(R) Variable Insurance Trust(SM):

o Emerging Growth Series. The investment objective is long-term growth of capital. The Series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities of emerging growth companies.

MFS Investment Management(R) ("Massachusetts Financial Services Company"), a Delaware corporation, is the investment adviser to this MFS Series. The principal business address for MFS Investment Management(R) is 500 Boylston Street, Boston, Massachusetts 02116.

Oppenheimer Variable Account Funds:

o Aggressive Growth Fund/VA (Service Shares). The investment objective is capital appreciation by investing in "growth type" companies. The Fund invests primarily is stocks of mid-cap companies.

OppenheimerFunds, Inc. is the investment manager for this Fund. The principal business address for OppenheimerFunds, Inc. is Two World Trade Center, 34th Floor, New York, New York 10048-0203.

T. Rowe Price International Series, Inc.:

o International Stock Portfolio. The investment objective is long-term growth of capital The Portfolio invests primarily in common stocks of established, non-U.S. companies.

T. Rowe Price International, Inc. is the investment manager for this fund. The principal business address for T. Rowe Price International, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

The investment advisers for the Funds charge a daily investment management fee as compensation for their services. These fees are described in the table under Deductions from Portfolios in the Charges and Expenses section, page 14, and are more fully described in the prospectus for each Fund.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual funds. Although neither of the companies that invest in the Funds nor the Funds currently foresee any such disadvantage, the Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

     (1)  changes in state insurance law;

     (2)  changes in federal income tax law;

     (3)  changes in the investment management of any portfolio of the Funds; or

     (4)  differences   between  voting  instructions  given  by  variable  life
          insurance and variable annuity contract owners.

Pruco Life may be compensated by an affiliate of each of the Funds (other than the Prudential Series Fund) based upon an annual percentage of the average assets held in the Fund by Pruco Life under the Contracts. These percentages vary by Fund, and reflect administrative and other services provided by Pruco Life.

Voting Rights

We are the legal owner of the shares of the Funds associated with the variable investment options. However, we vote the shares in the Funds according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Funds in its own right, it may elect to do so.

Which Investment Option Should Be Selected?

Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, portfolios such as the Equity, Global, Prudential Jennison, Stock Index, Value, SP Alliance Large Cap Growth, SP Davis Value, SP INVESCO Small Company Growth, SP Small/Mid Cap Value, AIM V.I. Value Fund, American Century Income & Growth Fund, American Century VP Value Fund, Dreyfus MidCap Stock Portfolio, Dreyfus Small Cap Portfolio, Franklin Small Cap Fund, CORE(SM) Small Cap Equity Fund, INVESCO Technology Fund, INVESCO Utilities Fund, Janus Aggressive Growth Portfolio, Janus Balanced Portfolio, Janus Growth Portfolio, Janus International Growth Portfolio, MFS Emerging Growth Series, Oppenheimer Aggressive Growth Fund, or T. Rowe Price International Stock Portfolio may be desirable options if you are willing to accept such volatility in your Contract values. Each equity portfolio involves different policies and investment risks.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond and SP PIMCO Total Return Portfolios. You may want even greater safety of principal and may prefer the Money Market Portfolio, recognizing that the level of short-term rates may change rather rapidly. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio and the SP PIMCO High Yield Portfolio, recognizing that the risks are greater for lower quality bonds with normally higher yields. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolio.

Your choice should take into account your willingness to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Pruco Life representative from time to time about the choices available to you under the Contract. Pruco Life recommends against frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.


                            DETAILED INFORMATION FOR
                           PROSPECTIVE CONTRACT OWNERS

Charges and Expenses

This section provides a more detailed description of each charge that is described briefly in the chart on page 3.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Deductions from Premium Payments


(a) We charge up to 7.5% for taxes attributable to premiums (in Oregon this is called a premium based administrative charge). For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life. That charge is made up of two parts which currently equal a total of 3.75% of the premiums received. The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is Pruco Life's estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5%. The rate applies uniformly to all Contract owners without regard to state of residence. Pruco Life may collect more for this charge than it actually pays for state and local premium taxes. The second part is for federal income taxes measured by premiums, and it is currently equal to 1.25% of premiums. We believe that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 2000 and 1999, Pruco Life received a total of approximately $970,000 and $96,000, respectively, in taxes attributable to premiums.


(b) We will deduct a charge for sales expenses. This charge, often called a "sales load", is deducted to compensate us for the cost of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. A portion of the sales load may be returned to you if the Contract is surrendered during the first four Contract years. See Return of Sales Charges, below.

     The amount used to determine the charge for sales expenses is called the "segment allocation amount" in your Contract. It may also be referred to as the Target Premium. Target Premiums vary by the age, sex (except where unisex rates apply), smoking status, and rating class of the insured and will drop to zero after 10 years. Each coverage segment has its own Target Premium. Target Premiums for each coverage segment are shown in the Segment Table located in your Contract data pages.


     For the first ten years of each coverage segment we charge up to 15% of premiums received each year up to the Target Premium and up to 2% on any excess. In years 11 and later of each coverage segment, we charge up to 2% of premiums received. Currently, for each coverage segment, we charge 13 1/2% of premiums received up to the Target Premium and 2% of any excess for the first seven years (10 years, for Contracts dated prior to June 29, 2001) of the coverage segment and 2% of premiums received in all subsequent years of the coverage segment. For information on determining the sales expense charge if there are two or more coverage segments in effect, see Increases in Basic Insurance Amount, page 28.

     Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page 33. During 2000 and 1999, Pruco Life received a total of approximately $2,936,000 and $210,000, respectively, in sales charges.


Return of Sales Charges

If the Contract is fully surrendered within the first four Contract years and it is not in default, Pruco Life will return 50% of any sales charges deducted from premiums paid within 24 months prior to the date Pruco Life receives the surrender request at a Home Office.

Deductions from Portfolios

We deduct an investment advisory fee daily from each portfolio of the Funds at a rate, on an annualized basis, ranging from 0.35% for the Series Fund Stock Index Portfolio to 1.05% for the T. Rowe Price International Stock Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.

The total expenses of each portfolio for the year ended December 31, 2000, expressed as a percentage of the average assets during the year, are shown below:


------------------------------------------------------------------------------------------------------------------------------------
                                                       Total Portfolio Expenses
------------------------------------------------------------------------------------------------------------------------------------

                     Portfolio                         Investment     Other Expenses   12B-1 Fees  Total Contractual    Total Actual
                                                      Advisory Fee                                      Expenses         Expenses*
------------------------------------------------------------------------------------------------------------------------------------

Series Fund
  Conservative Balanced                                   0.55%            0.05%          n/a            0.60%             0.60%
  Diversified Bond                                        0.40%            0.05%          n/a            0.45%             0.45%
  Equity                                                  0.45%            0.04%          n/a            0.49%             0.49%
  Flexible Managed                                        0.60%            0.04%          n/a            0.64%             0.64%
  Global                                                  0.75%            0.10%          n/a            0.85%             0.85%
  High Yield Bond                                         0.55%            0.05%          n/a            0.60%             0.60%
  Money Market                                            0.40%            0.04%          n/a            0.44%             0.44%
  Prudential Jennison                                     0.60%            0.04%          N/A            0.64%             0.64%
  Stock Index                                             0.35%            0.04%          N/A            0.39%             0.39%
  Value                                                   0.40%            0.05%          N/A            0.45%             0.45%
  SP Alliance Large Cap Growth                            0.90%            0.37%          N/A            1.27%             1.10%
  SP Davis Value                                          0.75%            0.18%          N/A            0.93%             0.83%
  SP INVESCO Small Company Growth                         0.95%            1.08%          N/A            2.03%             1.15%
  SP PIMCO High Yield                                     0.60%            0.44%          N/A            1.04%             0.82%
  SP PIMCO Total Return                                   0.60%            0.26%          N/A            0.86%             0.76%
  SP Small/Mid Cap Value                                  0.90%            0.51%          N/A            1.41%             1.05%

------------------------------------------------------------------------------------------------------------------------------------

AIM Variable Insurance Funds
  AIM V.I. Value Fund                                     0.61%            0.23%          N/A            0.84%             0.84%
American Century Variable Portfolios, Inc.  (1)
  VP Income & Growth Fund                                 0.70%            0.00%          N/A            0.70%             0.70%
  VP Value Fund                                           1.00%            0.00%          N/A            1.00%             1.00%
Dreyfus Investment Portfolios (2)
  MidCap Stock Portfolio                                  0.75%            0.29%          N/A            1.04%             0.98%
Dreyfus Variable Investment Fund
  Small Cap Portfolio                                     0.75%            0.03%          N/A            0.78%             0.78%
Franklin   Templeton   Variable  Insurance  Products
Trust (3)
  Franklin Small Cap Fund - Class 2                       0.53%            0.28%         0.25%           1.06%             1.02%
Goldman Sachs Variable Insurance Trust (VIT)  (4)
  CORE(SM) Small Cap Equity Fund                          0.75%            0.80%          N/A            1.55%             1.00%
INVESCO Variable Investment Funds, Inc.
  VIF - Technology Fund                                   0.72%            0.30%          N/A            1.02%             1.02%
  VIF - Utilities Fund                                    0.60%            0.81%          N/A            1.41%             1.22%
Janus Aspen Series
  Aggressive Growth Portfolio - Service Shares            0.65%            0.02%         0.25%           0.92%             0.92%
  Balanced Portfolio - Service Shares                     0.65%            0.02%         0.25%           0.92%             0.92%
  Growth Portfolio - Institutional Shares (5)             0.65%            0.02%          N/A            0.67%             0.67%
  International Growth Portfolio - Service Shares         0.65%            0.06%         0.25%           0.96%             0.96%
MFS(R)Variable Insurance Trust(SM)   (6)
  Emerging Growth Series                                  0.75%            0.10%          N/A            0.85%             0.84%
Oppenheimer Variable Account Funds
  Aggressive Growth Fund/VA (Service Shares)              0.62%            0.02%         0.15%           0.79%             0.79%
T. Rowe Price International Series, Inc.  (1)
  International Stock Portfolio                           1.05%            0.00%          N/A            1.05%             1.05%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*    Reflects fee waivers,  reimbursement of expenses, or expense reductions, if any.
--------------------------------------------------------------------------------

(1) American Century Variable Portfolios, Inc. / T. Rowe Price International Series, Inc. The Investment Advisory Fee includes the ordinary expenses of operating the Funds.

(2) Dreyfus Investment Portfolios The Dreyfus Corporation has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of the Initial Share Class do not exceed 1.00%. Dreyfus further reimbursed the portfolio for "Other Expenses" so that the total annual portfolio operating expenses for the Initial Share Class was 0.98%, instead of 1.00%.

(3) Franklin Templeton Variable Insurance Products Trust The manager has agreed in advance to make an estimated reduction of 0.04% of its fees to reflect reduced services resulting from the Fund's investment in a Franklin
     Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission.

(4) Goldman Sachs Variable Insurance Trust (VIT) The Investment Adviser had voluntarily agreed to reduce or limit certain "Other Expenses" to the extent such expenses exceed the percentage stated in the table above (as calculated per annum) of the Fund's average daily net assets.

(5) Janus Aspen Series The table reflects expenses based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee. All expenses are shown without the effect of any offset arrangements.

(6) MFS Variable Insurance Trust(SM) An expense offset arrangement with the Fund's custodian resulted in a reduction in "Other Expenses" by 0.01% and is reflected in the "Total Actual Expenses."


The expenses relating to the Funds (other than those of the Series Fund) have been provided to Pruco Life by the Funds. Pruco Life has not independently verified them.

Daily Deduction from the Contract Fund


Each day we deduct a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of up to 0.50%. Currently, we intend to charge 0.20%. This charge is intended to compensate Pruco Life for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than Pruco Life estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life estimated in fixing its administrative charges. During 2000 and 1999, Pruco Life received a total of approximately $23,000 and $0, respectively, in mortality and expense risk charges.


Monthly Deductions from the Contract Fund

Pruco Life deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) An administrative charge based on the basic insurance amount is deducted. The charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract owners. Currently, the charge is equal to $10 per month. Pruco Life reserves the right, however to charge up to $10 per Contract plus $0.05 per $1,000 of basic insurance amount each month.


     For example, a Contract with a basic insurance amount of $100,000 would currently have a charge equal to $10. The maximum charge for this same Contract would be $10 plus $5 for a total of $15 per month. During 2000 and 1999, Pruco Life received a total of approximately $33,000 and $1,000, respectively, in monthly administrative charges.


(b) A cost of insurance ("COI") charge is deducted. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables Pruco Life to pay this larger death benefit. The maximum COI charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit exceeds the Contract Fund) by maximum COI rates. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, Pruco Life's current COI rates are lower than the maximum rates. For additional information, see Increases in Basic Insurance Amount, page 28.

(c) You may add a Target Term Rider to the Contract. If you add this rider to the basic Contract, additional charges will be deducted.

(d) If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), additional charges will be deducted.

(e) Although the Account is registered as a unit investment trust, it is not a separate taxpayer for purposes of the Code. The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life's federal income taxes. We will review the question of a charge to the Account for Pruco Life's federal income taxes periodically. Such a charge may be made in the future for any federal income taxes that would be attributable to the Account.

     Under current law, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

Transaction Charges

(a) We currently charge an administrative processing fee equal to the lesser of $25 or 2% of the withdrawal amount in connection with each withdrawal.

(b) We currently do not charge an administrative processing fee in connection with a change in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25 for any change in basic insurance amount.

(c) We will charge an administrative processing fee of up to $25 for each transfer exceeding 12 in any Contract year.

(d) We may charge an administrative processing fee of up to $25 for any change in the Target Term Rider coverage amount for Contracts with this rider.

Reduction of ChargesReduction of Charges

We reserve the right to reduce the sales charges and/or other charges on certain multiple life sales, where it is expected that the amount or nature of such multiple sales will result in savings of sales, administrative or other costs. We determine both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

     (1)  the number of individuals;

     (2) the total amount of premium payments expected to be received from these Contracts;

     (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts;

     (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that costs will be reduced; and

     (5) any other circumstances which we believe to be relevant in determining whether reduced costs may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed. We may withdraw or modify other reductions on a uniform basis. Our reductions in charges for these Contracts will not be unfairly discriminatory to the interests of any Contract owners.

Requirements for Issuance of a Contract

Pruco Life offers the Contract on a fully underwritten, simplified issue, and guaranteed issue basis. Fully underwritten Contracts require individualized evidence of the insured's insurability and rating class. Simplified issue Contracts reflect underwriting risk factors related to the issue of the Contract as one of several Contracts requiring some medical underwriting of the proposed insureds. Conversely, guaranteed issue Contracts are issued with minimal underwriting but may only be issued in certain circumstances on associated individuals, such as employees of a company who meet criteria established by Pruco Life.

Pruco Life sets minimum face amounts that it offers. The minimum face amount offered may depend on whether the Contract is issued on a fully underwritten, simplified issue or guaranteed issue basis. Currently, the minimum total face amount (basic insurance amount plus any Target Term Rider coverage amount combined) that can be applied for is

$100,000 for all three aforementioned underwriting bases. If the Target Term Rider is added to the Contract, neither the basic insurance amount nor the rider coverage amount can be less than $5,000. See Riders, page 20. Pruco Life may reduce the minimum face amounts of the Contracts it will issue. Furthermore, the Contract owner may establish a schedule under which the basic insurance amount increases on designated Contract anniversaries. See Increases in Basic Insurance Amount, page 28.

Generally, the Contract may be issued on insureds between the ages of 20 and 75 for fully underwritten Contracts and between the ages of 20 and 64 for simplified and guaranteed issue Contracts. In its discretion, Pruco Life may issue the Contract on insureds of other ages.

Short-Term Cancellation Right or "Free-Look"

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. You can request a refund by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires and you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience. For information on how premium payments are allocated during the "free-look" period, see Allocation of Premiums, page 21.

Types of Death Benefit

You may select from three types of death benefits. Generally, a Contract with a Type A (fixed) death benefit has a death benefit equal to the basic insurance amount. This type of death benefit does not vary with the investment performance of the investment options you selected, except in certain circumstances. See How a Type A (Fixed) Contract's Death Benefit Will Vary, page 23. The payment of additional premiums and favorable investment results of the variable investment options to which the assets are allocated will generally increase the cash value. See How a Contract's Surrender Value Will Vary, page 23.

A Contract with a Type B (variable) death benefit has a death benefit which will generally equal the basic insurance amount plus the Contract Fund. Since the Contract Fund is a part of the death benefit, favorable investment performance and payment of additional premiums generally result in an increase in the death benefit as well as in the cash value. Over time, however, the increase in the cash value will be less than under a Type A (fixed) Contract. This is because, given two Contracts with the same basic insurance amount and equal Contract Funds, generally the cost of insurance charge for a Type B (variable) Contract will be greater. Unfavorable investment performance will result in decreases in the death benefit and in the cash value. But, as long as the Contract is not in default, the death benefit may not fall below the basic insurance amount stated in the Contract. See How a Contract's Surrender Value Will Vary, page 23 and How a Type B (Variable) Contract's Death Benefit Will Vary, page 24.

A Contract with a Type C (return of premium) death benefit has a death benefit which will generally equal the basic insurance amount plus the total premiums paid into the Contract less withdrawals, accumulated at an interest rate (between 0% and 8%; in 1/2% increments) chosen by the Contract owner to the date of death. This death benefit allows the Contract owner, in effect, to recover the cost of the Contract, plus a predetermined rate of return, upon the death of the insured. Under certain circumstances, it is possible for a Type C Contract's death benefit to fall below the basic insurance amount. Favorable investment performance and payment of additional premiums will generally increase the Contract's cash value. Over time, however, the increase in cash value will be less than under a Type A (fixed) Contract. See How a Contract's Surrender Value Will Vary, page 23 and How a Type C (Return of Premium) Contract's Death Benefit Will Vary, page 25.

In choosing a death benefit type, you should also consider whether you intend to use the withdrawal feature. Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount. In addition, we will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. Furthermore, the sum of the basic insurance amount and the Target Term Rider must equal or exceed $100,000. See Requirements for Issuance of a Contract, page
17. For Type B (variable) and Type C (return of premium) Contracts, withdrawals will not change the basic insurance amount. See Withdrawals, page 27.

Changing the Type of Death Benefit

You may change the type of death benefit at any time and subject to Pruco Life's approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change.

If you are changing your Contract's type of death benefit from a Type A (fixed) to a Type B (variable) death benefit, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type A (fixed) to a Type C (return of premium) death benefit, we will change the basic insurance amount by subtracting the total premiums paid on this Contract minus total withdrawals on the date the change takes effect.

If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type B (variable) to a Type C (return of premium) death benefit, we first find the difference between: (1) the amount in your Contract Fund and (2) the total premiums paid on this Contract minus total withdrawals, determined on the date the change takes effect. If (1) is larger than (2), we will increase the basic insurance amount by that difference. If (2) is larger than (1), we will reduce the basic insurance amount by that difference.

If you are changing from a Type C (return of premium) to a Type A (fixed) death benefit, we will change the basic insurance amount by adding the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) chosen by the Contract owner on the date the change takes place.

If you are changing from a Type C (return of premium) to a Type B (variable) death benefit, we first find the difference between: (1) the Contract Fund and
(2) the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) chosen by the Contract owner as of the date the change takes place. If (2) is larger than (1), we will increase the basic insurance amount by that difference. If (1) is larger than (2), we will reduce the basic insurance amount by that difference.

The basic insurance amount after a change may not be lower than the minimum basic insurance amount applicable to the Contract. In addition, the sum of the basic insurance amount and the Target Term Rider must equal or exceed $100,000. See Requirements for Issuance of a Contract, page 17. We reserve the right to make an administrative processing charge of up to $25 for any change in the basic insurance amount, although we do not currently do so. See Charges and Expenses, page 13.

The following chart illustrates the changes in basic insurance amount with each change of death benefit type described above. The chart assumes a $50,000 Contract Fund and a $300,000 death benefit. For changes to and from a Type C death benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums minus withdrawals is 0%.

====================================================================
                       Basic Insurance Amount
====================================================================
         FROM                               TO
====================================================================
        Type A                 Type B                 Type C
       $300,000               $250,000               $260,000
--------------------------------------------------------------------
        Type B                 Type A                 Type C
       $250,000               $300,000               $260,000
--------------------------------------------------------------------
        Type C                 Type A                 Type B
       $260,000               $300,000               $250,000
====================================================================

To request a change, fill out an application for change which can be obtained from your Pruco Life representative or a Home Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract data pages. We may require you to send us your Contract before making the change.

Riders

Contract owners may be able to obtain extra benefits which may involve an extra charge. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to riders will be deducted from the Contract Fund on each Monthly date.

Target Term Rider

The Target Term Rider provides a flexible term insurance benefit to attained age 100 on the life of the insured. The Contract owner specifies the amount of term rider coverage he or she desires. This amount is called the rider coverage amount and is the maximum death benefit payable under the rider. The sum of the base Contract's basic insurance amount and the rider coverage amount equals the target coverage amount. The Rider death benefit fluctuates as the base Contract's death benefit changes, as described below. See Tax Treatment of Contract Benefits, page 33.

When the Contract Fund has not grown to the point where the base Contract's death benefit is increased to satisfy the Internal Revenue Code's definition of life insurance, the rider death benefit equals the rider coverage amount. However, once the Contract Fund has grown to the point where the base Contract's death benefit begins to vary as required by the Internal Revenue Code's definition of life insurance, the rider's death benefit will decrease (or increase) dollar for dollar as the base Contract's death benefit increases (or decreases). It is possible for the Contract Fund and, consequently, the base Contract's death benefit to grow to the point where the rider death benefit is reduced to zero. As we state above, however, the rider death benefit will never increase beyond the rider coverage amount. In addition, you may change the rider coverage amount once each Contract year while the rider is in-force.


         $500,000 Basic Insurance Amount and $500,000 Target Term Rider
                              Type A Death Benefit


 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]


Policy Year    Base Contract Death Benefit    Rider Death Benefit
-----------    ---------------------------    -------------------

      1                $  500,000                   $500,000
      2                $  500,000                   $500,000
      3                $  500,000                   $500,000
      4                $  500,000                   $500,000
      5                $  500,000                   $500,000
      6                $  500,000                   $500,000
      7                $  500,000                   $500,000
      8                $  500,000                   $500,000
      9                $  500,000                   $500,000
     10                $  550,000                   $450,000
     11                $  605,000                   $395,000
     12                $  665,500                   $334,500
     13                $  732,050                   $267,950
     14                $  805,255                   $194,745
     15                $  885,781                   $114,220
     16                $1,000,000                   $     --
     17                $1,100,000                   $     --
     18                $1,210,000                   $     --
     19                $1,331,000                   $     --
     20                $1,464,100                   $     --


The following factors should be considered when adding a Target Term Rider to your Contract:

     1. The sales expense charge for a Contract with a Target Term Rider is less than that for an all base policy with the same death benefit. This is because the sales expense charge is based on the Target Premium (referred to as "segment allocation amount" in your Contract) of the Contract's basic insurance amount (BIA) only. For example, consider two identical $1,000,000 policies; the first with a $1,000,000 BIA and the other with a $500,000 BIA and $500,000 of rider coverage amount. The sales expense charge for the first policy will be based on the Target Premium of a $1,000,000 BIA while the sales expense charge for the second policy will be based on the Target Premium of a $500,000 BIA only. See Charges and Expenses, page 13.

     2. The current Cost of Insurance (COI) is different for the basic insurance amount and for the rider coverage amount. Cost of Insurance is determined by multiplying the COI rates by the Contract's "net amount at risk." The "net amount at risk" is the amount by which the Contract's death benefit exceeds the Contract Fund. The

          COI rates for both the basic insurance amount and the Target Term Rider will increase annually. However, current COI rates for the Target Term Rider are less than the current rates for the basic insurance amount death benefit for the first ten years, but are greater thereafter.

     3. You may increase or decrease both your basic insurance amount and rider coverage amount after issue subject to the underwriting requirements determined by Pruco Life. See Increases in Basic Insurance Amount, page 28 and Decreases in Basic Insurance Amount, page 29. Increasing your basic insurance amount after issue increases your sales expense charges on any premiums paid after the effective date of the increase for that portion of the premium allocated to the new coverage segment.

     4. The amount and timing of premium payments, loans, and withdrawals you make under the Contract and your choice of definition of life insurance test (see Tax Treatment of Contract Benefits, page 33) will all be factors in determining the relative performance of a Contract with and without a Target Term Rider.

     5. Investment experience will be a factor in determining the relative performance of a Contract with and without a Target Term Rider.

The five factors outlined above can have opposite effects on the financial performance of a Contract, including the amount of the Contract's cash value and death benefit. It is important that you ask your Pruco Life representative to see illustrations based on different combinations of all of the above. You can then discuss with your Pruco Life representative how these combinations may address your objectives.

Premiums

The Contract is a flexible premium contract. The minimum initial premium is due on or before the Contract date. It is the premium needed to start the Contract. There is no insurance under the Contract unless the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. See How a Type A (Fixed) Contract's Death Benefit Will Vary, page 23, How a Type B (Variable) Contract's Death Benefit Will Vary, page 24 and How a Type C (Return of Premium) Contract's Death Benefit Will Vary, page 25. There are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page 33.

We can bill you for the amount you select annually, semi-annually, quarterly or monthly. Because the Contract is a flexible premium contract, there are no premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if the Contract Fund is greater than zero and more than any Contract debt. When you apply for the Contract, you should discuss with your Pruco Life representative how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the Contract date, we deduct the charge for sales expenses and the charge for taxes attributable to premiums (in Oregon this is called a premium based administrative charge) from the initial premium. See Charges and Expenses, page
13. Also on the Contract date, the remainder of the initial premium and any other premium received during the short-term cancellation right ("free-look") period, will be allocated to the Money Market investment option and the first monthly deductions are made. At the end of the "free-look" period, these funds will be allocated among the variable investment options according to your desired allocation, as specified in the application form. See Short-Term Cancellation Right or "Free-Look", page 18. If the first premium is received before the Contract date, there will be a period during which the Contract owner's initial premium will not be invested.

The charge for sales expenses and the charge for taxes attributable to premiums (in Oregon this is called a premium based administrative charge) also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received at a Home Office, in accordance with the allocation you previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation to all selected investment options must equal 100%. We will not permit a change in the allocation that would cause the number of active investment options to exceed sixteen.

Transfers

You may, up to 12 times each Contract year, transfer amounts from one variable investment option to another variable investment option without charge.
Additional transfers may be made during each Contract year, but only with our consent. There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year. All or a portion of the amount credited to a variable investment option may be transferred. We will not permit a transfer that would cause the number of active investment options to exceed sixteen.

Transfers among variable investment options will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned (see Assignment, page 35), depending on the terms of the assignment.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the investment option or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into variable investment options available under the Contract. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the end of the "free-look" period. See Short-Term Cancellation Right or "Free-Look", page 18.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance assets in the variable investment options at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-Rebalancing is not available until the end of the "free-look" period. See Short-Term Cancellation Right or "Free-Look", page 18.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements or discontinue the feature.

How a Contract's Surrender Value Will Vary

You may surrender the Contract for its surrender value. The Contract's surrender value on any date will be the Contract Fund less any Contract debt plus any return of sales charges plus any Additional Amount upon surrender. See Contract Loans, page 32 and Return of Sales Charges, page 14. The Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment option[s]; (2) interest credited on any loan; and (3) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under Charges and Expenses, page 13. Upon request, Pruco Life will tell you the surrender value of your Contract. It is possible for the surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

The tables on pages T1 through T10 of this prospectus illustrate approximately what the surrender values would be for representative Contracts, assuming hypothetical uniform investment results in the Fund portfolios. See Illustrations of Surrender Values, Death Benefits, and Accumulated Premiums, page 30.

How a Type A (Fixed) Contract's Death Benefit Will Vary

As described earlier, there are three types of death benefit available under the
Contract: (1) Type A, a generally fixed death benefit; (2) Type B, a variable death benefit and; (3) Type C, a return of premium death benefit. A Type B (variable) death benefit varies with investment performance while Type A (fixed) and Type C (return of premium) death benefits do not, unless they must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under a Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where Pruco Life will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

The death benefit under a Type A (fixed) Contract will always be the greater of:

     (1)  the basic insurance amount; and

     (2) the Contract Fund before the deduction of any monthly charges due on that date plus any return of sales charges, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract data pages. The second provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract. See Tax Treatment of Contract Benefits, page 33, for a discussion of these methods and the impact of each on the Contract's values, benefits and tax status.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes that a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                          Type A (Fixed) Death Benefit
-------------------------------------------------------------------------------------------------------

            IF                                                  THEN
-------------------------------------------------------------------------------------------------------
    the      and the Contract     the attained age        the Contract Fund             and the Death
  insured         Fund is           factor is**       multiplied by the attained         Benefit is
   is age                                                   age factor is
-------------------------------------------------------------------------------------------------------

    40           $ 25,000               3.57                    89,250                    $250,000
    40           $ 75,000               3.57                   267,750                    $267,750*
    40           $100,000               3.57                   357,000                    $357,000*
-------------------------------------------------------------------------------------------------------

    60           $ 75,000               1.92                   144,000                    $250,000
    60           $125,000               1.92                   240,000                    $250,000
    60           $150,000               1.92                   288,000                    $288,000*
-------------------------------------------------------------------------------------------------------

    80           $150,000               1.26                   189,000                    $250,000
    80           $200,000               1.26                   252,000                    $252,000*
    80           $225,000               1.26                   283,500                    $283,500*
-------------------------------------------------------------------------------------------------------

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.

**   Assumes the Contract Owner selected the Cash Value Accumulation Test.
--------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the death benefit will be $288,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $1.92. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under a Type B (variable) Contract, while the Contract is in-force, the death benefit will never be less than the basic insurance amount, but will also vary, immediately after it is issued, with the investment results of the selected variable investment options. The death benefit may be further increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

The death benefit under a Type B (variable) Contract will always be the greater of:

     (1) the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

     (2) the Contract Fund before the deduction of any monthly charges due on that date plus any return of sales charges, multiplied by the attained age factor that applies.

For purposes of computing the death benefit, if the Contract Fund is less than zero we will consider it to be zero. A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract. See Tax Treatment of Contract Benefits, page 33, for a discussion of these methods and the impact of each on the Contract's values, benefits and tax status.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                         Type B (Variable) Death Benefit
---------------------------------------------------------------------------------------------------------

                IF                                                     THEN
---------------------------------------------------------------------------------------------------------

       the         and the Contract     the attained age         the Contract Fund
 insured is age        Fund is             factor is**      multiplied by the attained    and the Death
                                                                   age factor is            Benefit is
---------------------------------------------------------------------------------------------------------

       40              $25,000                3.57                     89,250               $275,000
       40              $75,000                3.57                    267,750               $325,000
       40              $100,000               3.57                    357,000               $357,000*
---------------------------------------------------------------------------------------------------------

       60              $ 75,000               1.92                    144,000               $325,000
       60              $125,000               1.92                    240,000               $375,000
       60              $150,000               1.92                    288,000               $400,000
---------------------------------------------------------------------------------------------------------

       80              $150,000               1.26                    189,000               $400,000
       80              $200,000               1.26                    252,000               $450,000
       80              $225,000               1.26                    283,500               $475,000
---------------------------------------------------------------------------------------------------------

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.

**   Assumes the Contract Owner selected the Cash Value Accumulation Test.
--------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund.

How a Type C (Return of Premium) Contract's Death Benefit Will Vary

Under a Type C (return of premium) Contract, while the Contract is in-force, the death benefit will be the greater of:

     (1) the basic insurance amount plus the total premiums paid into the Contract less any withdrawals, accumulated at an interest rate (between 0% and 8%; in 1/2% increments) chosen by the Contract owner to the date of death; and

     (2) the Contract Fund before the deduction of monthly charges due on that date plus any return of sales charges, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract. See Tax Treatment of Contract Benefits, page 33, for a discussion of these methods and the impact of each on the Contract's values, benefits and tax status.

Unlike Type A and Type B Contracts, the death benefit of a Type C Contract may be less than the basic insurance amount in the event total withdrawals plus interest is greater than total premiums paid plus interest.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                    Type C (Return of Premium) Death Benefit

----------------------------------------------------------------------------------------------------------------------------
                           IF                                                                  THEN
----------------------------------------------------------------------------------------------------------------------------

                                  and the premiums paid less                         the Contract Fund
   the         and the Contract      any withdrawals with      the attained age      multiplied by the       and the Death
 insured            Fund is            interest equals           factor is**       attained age factor is     Benefit is
 is age

----------------------------------------------------------------------------------------------------------------------------

   40                $25,000                $15,000                   3.57                  89,250             $265,000
   40                $75,000                $60,000                   3.57                 267,750             $310,000
   40               $100,000                $80,000                   3.57                 357,000             $357,000*
----------------------------------------------------------------------------------------------------------------------------

   60                $75,000                $ 60,000                  1.92                 144,000             $310,000
   60               $125,000                $100,000                  1.92                 240,000             $350,000
   60               $150,000                $125,000                  1.92                 288,000             $375,000
----------------------------------------------------------------------------------------------------------------------------

   80               $150,000                $125,000                  1.26                 189,000             $375,000
   80               $200,000                $150,000                  1.26                 252,000             $400,000
   80               $225,000                $175,000                  1.26                 283,500             $425,000
----------------------------------------------------------------------------------------------------------------------------

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.

**   Assumes the Contract owner selected the Cash Value Accumulation Test.
--------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the premiums paid with interest less any withdrawals equals $80,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund.

Surrender of a Contract

A Contract may be surrendered for its surrender value while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a signed written request, to a Home Office. The surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Home Office. If the Contract is fully surrendered within the first four Contract years, you may be entitled to a return of sales charges. See Charges and Expenses, page 13. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 33.

If you surrender the Contract while it is in-force, you may be eligible to receive an Additional Amount upon surrender of the Contract for its surrender value. The Additional Amount will be equal to the Contract's net cash value multiplied by an Additional Amount Factor. This option is not available in states where it is not approved.

To be eligible for the Additional Amount, the following conditions must be met:

     1)   the Contract must not be in default;

     2)   the Contract must be issued prior to age 81;


     3)   you must ask for the surrender in a signed written request;


     4) the Contract must not have been sold, or assigned (except to us as security for a loan); Contracts which are the subject of a split-dollar arrangement and are not absolutely assigned will not be considered to be assigned for the purposes of this condition; and

     5)   the  surrender  must not be the  subject of an  exchange  pursuant  to
          Section 1035 of the United States Internal Revenue Code.

The two tables below, Table A and Table B, apply to Contracts that meet the above stated qualifications and reflect the Additional Amount Factors that will apply to a Contract's net cash value to determine the Contract's cash surrender value. The Additional Amount Factors that will apply to the net cash value are determined by the Contract date, the age of the insured at the time the Contract was issued, and the Contract year of your surrender. Contracts with no Target Term Rider will use the factors shown in the appropriate "Base Factor" column below. Contracts with a Target Term Rider have an adjusted Additional Amount Factor, which will be a weighted blend based on the amount of the basic insurance amount and the amount of the term rider coverage on the Contract date. For example, if the Contract is dated June 29, 2001, the insured is age 50 at the time the Contract was issued, the basic insurance amount is $500,000 on the Contract date and the amount of the term rider coverage is $500,000 on the Contract date, then the weighted factor for Contract year 1 would be 0.0950.

                                     TABLE A
                    (Contracts dated June 29, 2001 and later)

--------------------------------------------------------------------------------------------------------------------------------
Contract         Issue Age 50 and Below            Issue Age 51-60              Issue Age 61-70           Issue Age 71 and Above
  Year
--------------------------------------------------------------------------------------------------------------------------------
              Base Factor    TTR Factor     Base Factor    TTR Factor     Base Factor   TTR Factor     Base Factor    TTR Factor
--------------------------------------------------------------------------------------------------------------------------------
    1             0.1100         0.0800         0.1100         0.0700        0.1000         0.0625         0.0725         0.0525
--------------------------------------------------------------------------------------------------------------------------------
    2             0.1000         0.0750         0.0900         0.0675        0.0800         0.0575         0.0650         0.0500
--------------------------------------------------------------------------------------------------------------------------------
    3             0.0900         0.0700         0.0800         0.0625        0.0700         0.0550         0.0600         0.0450
--------------------------------------------------------------------------------------------------------------------------------
    4             0.0800         0.0650         0.0700         0.0575        0.0600         0.0500         0.0525         0.0425
--------------------------------------------------------------------------------------------------------------------------------
    5             0.1000         0.0700         0.0900         0.0625        0.0775         0.0550         0.0650         0.0450
--------------------------------------------------------------------------------------------------------------------------------
    6             0.0800         0.0600         0.0500         0.0525        0.0450         0.0475         0.0525         0.0400
--------------------------------------------------------------------------------------------------------------------------------
    7             0.0400         0.0450         0.0300         0.0400        0.0200         0.0350         0.0250         0.0300
--------------------------------------------------------------------------------------------------------------------------------
    8             0.0200         0.0300         0.0100         0.0250        0.0100         0.0225         0.0125         0.0200
--------------------------------------------------------------------------------------------------------------------------------
    9             0.0000         0.0200         0.0000         0.0175        0.0000         0.0150         0.0000         0.0125
--------------------------------------------------------------------------------------------------------------------------------
   10             0.0000         0.0100         0.0000         0.0075        0.0000         0.0075         0.0000         0.0050
--------------------------------------------------------------------------------------------------------------------------------
   11+            0.0000         0.0000         0.0000         0.0000        0.0000         0.0000         0.0000         0.0000
--------------------------------------------------------------------------------------------------------------------------------




                                     TABLE B
                    (Contracts dated prior to June 29, 2001)
--------------------------------------------------------------------------------------------------------------------------------
Contract         Issue Age 50 and Below            Issue Age 51-60              Issue Age 61-70           Issue Age 71 and Above
  Year
--------------------------------------------------------------------------------------------------------------------------------
              Base Factor    TTR Factor     Base Factor    TTR Factor     Base Factor   TTR Factor     Base Factor    TTR Factor
--------------------------------------------------------------------------------------------------------------------------------
    1             0.0200         0.0480         0.0050         0.0420        0.0050         0.0375         0.0000         0.0315
--------------------------------------------------------------------------------------------------------------------------------
    2             0.0150         0.0450         0.0050         0.0405        0.0050         0.0345         0.0000         0.0300
--------------------------------------------------------------------------------------------------------------------------------
    3             0.0100         0.0420         0.0050         0.0375        0.0050         0.0330         0.0000         0.0270
--------------------------------------------------------------------------------------------------------------------------------
    4             0.0050         0.0390         0.0050         0.0345        0.0050         0.0300         0.0000         0.0255
--------------------------------------------------------------------------------------------------------------------------------
    5             0.0100         0.0420         0.0050         0.0300        0.0050         0.0180         0.0000         0.0120
--------------------------------------------------------------------------------------------------------------------------------
    6             0.0070         0.0360         0.0000         0.0180        0.0000         0.0120         0.0000         0.0060
--------------------------------------------------------------------------------------------------------------------------------
    7             0.0050         0.0270         0.0000         0.0090        0.0000         0.0060         0.0000         0.0030
--------------------------------------------------------------------------------------------------------------------------------
    8             0.0000         0.0180         0.0000         0.0000        0.0000         0.0000         0.0000         0.0000
--------------------------------------------------------------------------------------------------------------------------------
    9             0.0000         0.0120         0.0000         0.0000        0.0000         0.0000         0.0000         0.0000
--------------------------------------------------------------------------------------------------------------------------------
   10             0.0000         0.0060         0.0000         0.0000        0.0000         0.0000         0.0000         0.0000
--------------------------------------------------------------------------------------------------------------------------------
   11+            0.0000         0.0000         0.0000         0.0000        0.0000         0.0000         0.0000         0.0000
--------------------------------------------------------------------------------------------------------------------------------


The Additional Amount will not be available for Contracts that are in default at the end of the grace period and the premium required to bring the Contract out of default has not been paid.

Withdrawals

Under certain circumstances, you may withdraw a portion of the Contract's net cash value without surrendering the Contract. The withdrawal amount is limited by the requirement that the net cash value after the withdrawal may not be zero or less than zero. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawals may have tax consequences. See Tax Treatment of Contract Benefits, page 33.

Generally, whenever a withdrawal is made, the death benefit will be immediately reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts, will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount, unless you provide evidence that the insured is insurable for the increase in net amount at risk. In addition, no withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. Furthermore, the sum of the basic insurance amount and the Target Term Rider must equal or exceed $100,000. See Requirements for Issuance of a Contract, page 17. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 33. Before making any withdrawal which causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

When a withdrawal is made, the Contract Fund is reduced by the sum of the cash withdrawn and the withdrawal fee. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.

Withdrawals increase the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default.

Lapse and Reinstatement

Pruco Life will determine the value of the Contract Fund on each Monthly date. If the Contract Fund is zero or less, the Contract is in default. If the Contract debt ever grows to be equal to or more than the Contract Fund, the Contract will be in default. Should this happen, Pruco Life will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 33.

A Contract that ended in default may be reinstated within 5 years after the date of default if the following conditions are met: (1) renewed evidence of insurability is provided on the insured; (2) submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and (3) any Contract debt with interest to date must be restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement. The reinstatement date will be the Monthly date that coincides with or next follows the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.

Increases in Basic Insurance Amount

Subject to state approval and subject to the underwriting requirements determined by Pruco Life, you may increase the amount of insurance by increasing the basic insurance amount of the Contract. We will allow up to 98 increases during the life of the Contract. The following conditions must be met:

     (1)  you must ask for the change in a form that meets Pruco Life's needs;

     (2) the amount of the increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract data pages;

     (3)  you must prove to us that the insured is insurable for any increase;

     (4)  the Contract must not be in default; and

     (5)  if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. No administrative processing charge is currently being made in connection with an increase in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25.

Furthermore, you may establish a schedule under which the basic insurance amount increases on designated Contract anniversaries. The schedule of increases must meet the following conditions:

     (1) The amount of each scheduled increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract data pages.

     (2)  The amount of each scheduled increase cannot exceed:

          (a) 20% of the underwritten death benefit (at issue, the underwritten death benefit is equal to the face amount on the Contract date) for increases scheduled to take place at attained ages up to and including 65; or

          (b) 10% of the underwritten death benefit for increases scheduled to take place at attained ages from 66 up to and including 70.

     (3)  Increases cannot be scheduled to take place after attained age 70.

     (4) The total face amount including scheduled increases can never exceed 4 times the underwritten death benefit for fully underwritten Contracts or 2 times the underwritten death benefit for Contracts issued on a simplified issue or guaranteed issue basis.

These are our current guidelines. We reserve the right to change these conditions.

For sales load purposes, the Target Premium (referred to as "segment allocation amount" in your Contract) is calculated separately for each coverage segment.
When premiums are paid, each premium payment is allocated to each coverage segment based on the proportion of its Target Premium to the total of all Target Premiums currently in effect. Currently, the sales load charge for each segment is equal to 13 1/2% of the allocated premium paid in each Contract year up to the Target Premium and 2% on any excess. See Charges and Expenses, page 13.

The COI rates for an increase in basic insurance amount are based upon 1980 CSO Tables, the age at the increase effective date and the number of years since then, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any. The net amount at risk for the whole Contract (the death benefit minus the Contract Fund) is allocated to each basic insurance amount segment based on the proportion of its basic insurance amount to the total of all basic insurance amount segments. In addition, the attained age factor for a Contract with an increase in basic insurance amount is based on the Insured's attained age for the initial basic insurance amount segment. For a description of attained age factor, see How a Type A (Fixed) Contract's Death Benefit Will Vary, page 23, How a Type B (Variable) Contract's Death Benefit Will Vary, page 24 and How a Type C (Return of Premium) Contract's Death Benefit Will Vary, page 25.

Each Contract owner who elects to increase the basic insurance amount of his or her Contract will receive a "free-look" right which will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to a purchaser of a new Contract except that, any cost of insurance charge for the increase in the basic insurance amount will be returned to the Contract Fund instead of a refund of premium. See Short-Term Cancellation Right or "Free-Look", page 18. Generally, the "free-look" right would have to be exercised no later than 10 days after receipt of the Contract as increased.

An increase in basic insurance amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 33. Therefore, before increasing the basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

Decreases in Basic Insurance Amount

As explained earlier, you may make a withdrawal. See Withdrawals, page 27. You also have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance. The amount of the decrease must be at least equal to the minimum decrease in basic insurance amount shown under Contract Limitations in your Contract data pages. In addition, the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under Contract Limitations in your Contract data pages. No administrative processing charge is currently being made in connection with a decrease in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25. See Charges and Expenses, page 13. If we ask you to, you must send us your Contract to be endorsed. The Contract will be amended to show the new basic insurance amount, charges, values in the appropriate tables and the effective date of the decrease.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits, page 33. Furthermore, a decrease will not take effect if the insured is not living on the effective date.

It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 33. Before requesting any decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

When Proceeds Are Paid

Pruco Life will generally pay any death benefit, cash value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Home Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Pruco Life may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

Illustrations of Surrender Values, Death Benefits, and Accumulated Premiums

The following tables show how a Contract's death benefit and surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, which are described below. All the tables assume the following:

o a Contract bought by a 45 year old male, select, non-smoker, with no extra risks or substandard ratings, issued on a Guaranteed Issue basis.

o a given premium amount is paid on each Contract anniversary for seven years and no loans are taken.

o the Contract Fund has been invested in equal amounts in each of the 32 portfolios of the Funds.

The first two tables (pages T1 and T2) assume: (1) a Type A (fixed) Contract has been purchased, (2) a $1,000,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 33 and Types of Death Benefit, page 18. The first table assumes current charges will continue for the indefinite future while the second table assumes maximum contractual charges have been made from the beginning. See Charges and Expenses, page 13.

The third and fourth tables (pages T3 and T4) assume: (1) a Type A (fixed) Contract has been purchased, (2) a $5,000 basic insurance amount and a $995,000 Target Term Rider has been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 33 and Types of Death Benefit, page 18. The third table assumes current charges will continue for the indefinite future while the fourth table assumes maximum contractual charges have been made from the beginning. See Charges and Expenses, page 13.

The next two tables (pages T5 and T6) assume: (1) a Type A (fixed) Contract has been purchased, (2) a $1,000,000 basic insurance amount and no riders have been added to the Contract, and (3) a Guideline Premium Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 33 and Types of Death Benefit, page 18. The fifth table assumes current charges will continue for the indefinite future while the sixth table assumes maximum contractual charges have been made from the beginning. See Charges and Expenses, page 13.

The tables on pages T7 and T8 assume: (1) a Type B (variable) Contract has been purchased, (2) a $1,000,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 33 and Types of Death Benefit, page 18. The table on page T7 assumes current charges will continue for the indefinite future while the table on page T8 assumes maximum contractual charges have been made from the beginning. See Charges and Expenses, page 13.

The last two tables (pages T9 and T10) assume: (1) a Type C (return of premium) Contract has been purchased with premiums accumulating at 6%, (2) a $1,000,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 33 and Types of Death Benefit, page 18. The table on page T9 assumes current charges will continue for the indefinite future while the table on page T10 assumes maximum contractual charges have been made from the beginning. See Charges and Expenses, page 13.

Finally, there are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and surrender values would be different from those shown if investment returns averaged 0%, 6%, and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following 10 tables (pages T1 through T10) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the surrender value payable in each of the years shown for the three different assumed investment returns.


A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 32 portfolios of 0.81%, and the daily deduction from the Contract Fund of 0.20% per year for the tables based on current charges and 0.50% per year for the tables based on maximum charges. Thus, assuming current charges, gross returns of 0%, 6%, and 12% are the equivalent of net returns of -1.01%, 4.99%, and 10.99%, respectively. Assuming maximum charges, gross returns of 0%, 6%, and 12% are the equivalent of net returns of 1.31%, 4.69%, and 10.69%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.81% and will depend on which variable investment options are selected. The death benefits and surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.


The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. Because of this, we strongly recommend periodic Contract reviews with your Pruco Life representative. Reviews are an excellent way to monitor the performance of the policy against your expectations and to identify adjustments that may be necessary.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 45 year old man, may be useful for a 45 year old man but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life representative can provide you with a hypothetical illustration for your own age, sex, and rating class.

                                  ILLUSTRATIONS
                                  -------------
                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                          TYPE A (FIXED) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                              USING CURRENT CHARGES

                                               Death Benefit (1)                                  Surrender Value (1)
                                 -----------------------------------------------      ----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                 Premiums                 Annual Investment Return of                         Annual Investment Return of
  End Of        Accumulated      -----------------------------------------------      ----------------------------------------------
  Policy      at 4% Interest       0% Gross         6% Gross         12% Gross          0% Gross        6% Gross         12% Gross
   Year          Per Year        (-1.01% Net)      (4.99% Net)      (10.99% Net)      (-1.01% Net)     (4.99% Net)      (10.99% Net)
 --------     --------------     ------------      -----------      ------------      ------------     -----------     -------------
     1        $    56,919        $ 1,000,000       $ 1,000,000      $  1,000,000       $  53,325       $    56,337     $     59,349
     2        $   116,115        $ 1,000,000       $ 1,000,000      $  1,000,000       $ 103,680       $   112,707     $    122,095
     3        $   177,679        $ 1,000,000       $ 1,000,000      $  1,000,000       $ 148,917       $   166,961     $    186,479
     4        $   241,705        $ 1,000,000       $ 1,000,000      $  1,000,000       $ 192,749       $   222,856     $    256,736
     5        $   308,293        $ 1,000,000       $ 1,000,000      $  1,000,000       $ 234,197       $   280,728     $    335,223
     6        $   377,544        $ 1,000,000       $ 1,000,000      $  1,077,504       $ 273,981       $   338,745     $    417,637
     7        $   449,565        $ 1,000,000       $ 1,000,000      $  1,240,975       $ 305,729       $   389,994     $    496,390
     8        $   467,547        $ 1,000,000       $ 1,000,000      $  1,307,048       $ 294,589       $   399,557     $    537,880
     9        $   486,249        $ 1,000,000       $ 1,000,000      $  1,369,119       $ 283,474       $   409,147     $    582,604
    10        $   505,699        $ 1,000,000       $ 1,000,000      $  1,467,330       $ 277,943       $   427,310     $    643,566
    15        $   615,260        $ 1,000,000       $ 1,049,568      $  2,089,473       $ 246,207       $   530,085     $  1,055,289
20 (Age 65)   $   748,558        $ 1,000,000       $ 1,131,660      $  2,976,250       $ 203,367       $   654,139     $  1,720,376
    25        $   910,735        $ 1,000,000       $ 1,240,692      $  4,310,592       $ 147,040       $   805,644     $  2,799,086
    30        $ 1,108,049        $ 1,000,000       $ 1,371,597      $  6,295,032       $  58,128       $   986,760     $  4,528,800
    35        $ 1,348,111        $         0(2)    $ 1,531,888      $  9,286,934       $       0(2)    $ 1,196,788     $  7,255,417
    40        $ 1,640,183        $         0       $ 1,727,195      $ 13,830,454       $       0       $ 1,439,329     $ 11,525,378
    45        $ 1,995,533        $         0       $ 1,956,741      $ 20,694,540       $       0       $ 1,716,439     $ 18,153,106

     (1)  Assumes no Contract Loan has been made.

     (2) Based on a gross return of 0%, the Contract would go into default in policy year 33, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T1

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                          TYPE A (FIXED) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES

                                               Death Benefit (1)                                     Surrender Value (1)
                                ------------------------------------------------   -------------------------------------------------
                                      Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                 Premiums                 Annual Investment Return of                        Annual Investment Return of
  End Of       Accumulated      ------------------------------------------------   -------------------------------------------------
  Policy      at 4% Interest      0% Gross          6% Gross          12% Gross      0% Gross          6% Gross          12% Gross
   Year          Per Year       (-1.31% Net)      (4.69% Net)       (10.69% Net)   (-1.31% Net)       (4.69% Net)       (10.69% Net)
 --------     --------------    ------------      -----------       ------------   ------------       -----------      -------------
      1         $    56,919     $ 1,000,000       $ 1,000,000      $   1,000,000     $  41,974         $ 44,393         $    46,814
      2         $   116,115     $ 1,000,000       $ 1,000,000      $   1,000,000     $  83,324         $ 90,558         $    98,087
      3         $   177,679     $ 1,000,000       $ 1,000,000      $   1,000,000     $ 119,957         $ 134,487        $   150,220
      4         $   241,705     $ 1,000,000       $ 1,000,000      $   1,000,000     $ 155,978         $ 180,381        $   207,877
      5         $   308,293     $ 1,000,000       $ 1,000,000      $   1,000,000     $ 183,182         $ 220,140        $   263,482
      6         $   377,544     $ 1,000,000       $ 1,000,000      $   1,000,000     $ 217,982         $ 270,289        $   334,159
      7         $   449,565     $ 1,000,000       $ 1,000,000      $   1,031,175     $ 252,156         $ 322,730        $   412,470
      8         $   467,547     $ 1,000,000       $ 1,000,000      $   1,097,959     $ 243,574         $ 332,914        $   451,835
      9         $   486,249     $ 1,000,000       $ 1,000,000      $   1,162,920     $ 234,585         $ 343,220        $   494,860
     10         $   505,699     $ 1,000,000       $ 1,000,000      $   1,235,378     $ 225,127         $ 353,623        $   541,832
     15         $   615,260     $ 1,000,000       $ 1,000,000      $   1,679,827     $ 168,294         $ 406,091        $   848,397
 20 (Age 65)    $   748,558     $ 1,000,000       $ 1,000,000      $   2,274,280     $  84,559         $ 454,730        $ 1,314,613
     25         $   910,735     $         0(2)    $ 1,000,000      $  3,091,873      $       0(2)      $ 487,824        $ 2,007,710
     30         $ 1,108,049     $         0       $ 1,000,000      $   4,196,898     $       0         $ 480,571        $ 3,019,351
     35         $ 1,348,111     $         0       $ 1,000,000      $   5,703,833     $       0         $ 364,067        $ 4,456,119
     40         $ 1,640,183     $         0       $         0(2)   $  7,783,824      $       0         $       0(2)     $ 6,486,520
     45         $ 1,995,533     $         0       $         0      $ 10,655,669      $       0         $       0        $ 9,347,078

     (1)  Assumes no Contract Loan has been made.

     (2) Based on a gross return of 0%, the Contract would go into default in policy year 24, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 40, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T2

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                          TYPE A (FIXED) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
        $1,000,000 TARGET COVERAGE AMOUNT($5,000 BASIC INSURANCE AMOUNT,
                          $995,000 TARGET TERM RIDER)
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                              USING CURRENT CHARGES

                                                Death Benefit (1)                                  Surrender Value (1)
                                 ------------------------------------------------   ----------------------------------------------
                                        Assuming Hypothetical Gross (and Net)             Assuming Hypothetical Gross (and Net)
                  Premiums                  Annual Investment Return of                        Annual Investment Return of
  End Of        Accumulated      ------------------------------------------------   ----------------------------------------------
  Policy       at 4% Interest      0% Gross         6% Gross           12% Gross      0% Gross          6% Gross       12% Gross
   Year           Per Year       (-1.01% Net)      (4.99% Net)       (10.99% Net)   (-1.01% Net)       (4.99% Net)    (10.99% Net)
 --------      --------------    ------------      -----------       ------------   ------------       -----------    ------------
      1         $    56,919      $ 1,000,000       $ 1,000,000     $  1,000,000        $  55,558     $    58,895      $     62,232
      2         $   116,115      $ 1,000,000       $ 1,000,000     $  1,000,000        $ 108,637     $   118,690      $    129,144
      3         $   177,679      $ 1,000,000       $ 1,000,000     $  1,000,000        $ 160,059     $   180,264      $    202,114
      4         $   241,705      $ 1,000,000       $ 1,000,000     $  1,000,000        $ 210,348     $   244,227      $    282,345
      5         $   308,293      $ 1,000,000       $ 1,000,000     $  1,000,000        $ 260,905     $   312,578      $    373,077
      6         $   377,544      $ 1,000,000       $ 1,000,000     $  1,209,320        $ 308,059     $   380,633      $    468,729
      7         $   449,565      $ 1,000,000       $ 1,121,082     $  1,425,086        $ 352,008     $   448,433      $    570,035
      8         $   467,547      $ 1,000,000       $ 1,122,376     $  1,508,362        $ 341,375     $   461,883      $    620,725
      9         $   486,249      $ 1,000,000       $ 1,123,020     $  1,595,592        $ 332,354     $   477,881      $    678,975
     10         $   505,699      $ 1,000,000       $ 1,127,309     $  1,693,353        $ 323,351     $   494,434      $    742,699
     15         $   615,260      $ 1,000,000       $ 1,203,350     $  2,387,674        $ 285,103     $   607,753      $  1,205,896
 20 (Age 65)    $   748,558      $ 1,000,000       $ 1,297,639     $  3,401,200        $ 236,615     $   750,081      $  1,966,012
     25         $   910,735      $ 1,000,000       $ 1,422,814     $  4,926,231        $ 170,950     $   923,906      $  3,198,851
     30         $ 1,108,049      $ 1,000,000       $ 1,573,071     $  7,194,242        $  63,477     $ 1,131,706      $  5,175,714
     35         $ 1,348,111      $         0(2)    $ 1,757,032     $ 10,613,662        $       0(2)  $ 1,372,681      $  8,291,923
     40         $ 1,640,183      $         0       $ 1,981,160     $ 15,806,397        $       0     $ 1,650,966      $ 13,171,998
     45         $ 1,995,533      $         0       $ 2,244,568     $ 23,651,274        $       0     $ 1,968,919      $ 20,746,731

     (1)  Assumes no Contract Loan has been made.

     (2) Based on a gross return of 0%, the Contract would go into default in policy year 32, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T3

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                          TYPE A (FIXED) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
        $1,000,000 TARGET COVERAGE AMOUNT($5,000 BASIC INSURANCE AMOUNT,
                          $995,000 TARGET TERM RIDER)
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                Death Benefit (1)                                  Surrender Value (1)
                                 -----------------------------------------------     -----------------------------------------------
                                       Assuming Hypothetical Gross (and Net)             Assuming Hypothetical Gross (and Net)
                  Premiums                 Annual Investment Return of                        Annual Investment Return of
  End Of        Accumulated      -----------------------------------------------     -----------------------------------------------
  Policy       at 4% Interest      0% Gross          6% Gross        12% Gross         0% Gross         6% Gross         12% Gross
   Year           Per Year       (-1.31% Net)      (4.69% Net)      (10.69% Net)     (-1.31% Net)      (4.69% Net)      (10.69% Net)
 --------      --------------    ------------      -----------      ------------     ------------      -----------      ------------
      1         $    56,919      $ 1,000,000        $ 1,000,000     $  1,000,000      $ 45,445         $   48,290       $     51,138
      2         $   116,115      $ 1,000,000        $ 1,000,000     $  1,000,000      $ 90,203         $   98,732       $    107,610
      3         $   177,679      $ 1,000,000        $ 1,000,000     $  1,000,000      $ 133,723        $   150,883      $    169,459
      4         $   241,705      $ 1,000,000        $ 1,000,000     $  1,000,000      $ 176,578        $   205,430      $    237,928
      5         $   308,293      $ 1,000,000        $ 1,000,000     $  1,000,000      $ 217,649        $   261,381      $    312,650
      6         $   377,544      $ 1,000,000        $ 1,000,000     $  1,023,559      $ 259,194        $   321,135      $    396,728
      7         $   449,565      $ 1,000,000        $ 1,000,000     $  1,222,640      $ 300,083        $   383,713      $    489,056
      8         $   467,547      $ 1,000,000        $ 1,000,000     $  1,302,165      $ 291,165        $   397,150      $    535,870
      9         $   486,249      $ 1,000,000        $ 1,000,000     $  1,379,538      $ 281,871        $   410,926      $    587,037
     10         $   505,699      $ 1,000,000        $ 1,000,000     $  1,465,813      $ 272,143        $   425,034      $    642,900
     15         $   615,260      $ 1,000,000        $ 1,000,000     $  1,994,845      $ 214,578        $   500,520      $  1,007,497
 20 (Age 65)    $   748,558      $ 1,000,000        $ 1,009,705     $  2,702,241      $ 131,610        $   583,645      $  1,561,989
     25         $   910,735      $         0(2)     $ 1,034,957     $  3,674,980      $       0(2)     $   672,050      $  2,386,351
     30         $ 1,108,049      $         0        $ 1,059,414     $  4,989,565      $       0        $   762,169      $  3,589,615
     35         $ 1,348,111      $         0        $ 1,085,851     $  6,782,172      $       0        $   848,321      $  5,298,572
     40         $ 1,640,183      $         0        $ 1,117,666     $  9,256,380      $       0        $   931,388      $  7,713,650
     45         $ 1,995,533      $         0        $ 1,154,177     $ 12,672,455      $       0        $ 1,012,436      $ 11,116,189

     (1)  Assumes no Contract Loan has been made.

     (2) Based on a gross return of 0%, the Contract would go into default in policy year 25, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T4

                      PRUSELECT III LIFE INSURANCE CONTRACT
                              GUIDLINE PREMIUM TEST
                          TYPE A (FIXED) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
          ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS (3)
                              USING CURRENT CHARGES

                                               Death Benefit (1)                                  Surrender Value (1)
                                 -----------------------------------------------     ---------------------------------------------
                                      Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                  Premiums               Annual Investment Return of                          Annual Investment Return of
  End Of        Accumulated      -----------------------------------------------     ---------------------------------------------
  Policy       at 4% Interest      0% Gross         6% Gross         12% Gross         0% Gross        6% Gross        12% Gross
   Year           Per Year       (-1.01% Net)      (4.99% Net)      (10.99% Net)     (-1.01% Net)     (4.99% Net)     (10.99% Net)
 --------      --------------    ------------      -----------      ------------     ------------     -----------     ------------
      1         $    56,919      $ 1,000,000       $ 1,000,000      $  1,000,000      $  53,325        $  56,337      $     59,349
      2         $   116,115      $ 1,000,000       $ 1,000,000      $  1,000,000      $ 103,680        $ 112,707      $    122,095
      3         $   177,679      $ 1,000,000       $ 1,000,000      $  1,000,000      $ 148,917        $ 166,961      $    186,479
      4         $   241,705      $ 1,000,000       $ 1,000,000      $  1,000,000      $ 192,749        $ 222,856      $    256,736
      5         $   255,646      $ 1,000,000       $ 1,000,000      $  1,000,000      $ 188,484        $ 232,244      $    283,968
      6         $   265,872      $ 1,000,000       $ 1,000,000      $  1,000,000      $ 180,909        $ 237,168      $    307,298
      7         $   276,507      $ 1,000,000       $ 1,000,000      $  1,000,000      $ 170,022        $ 237,440      $    326,242
      8         $   287,567      $ 1,000,000       $ 1,000,000      $  1,000,000      $ 162,447        $ 242,006      $    352,873
      9         $   299,070      $ 1,000,000       $ 1,000,000      $  1,000,000      $ 154,812        $ 246,449      $    381,655
     10         $   311,032      $ 1,000,000       $ 1,000,000      $  1,000,000      $ 150,123        $ 255,881      $    421,207
     15         $   378,419      $ 1,000,000       $ 1,000,000      $  1,000,000      $ 121,735        $ 306,255      $    694,431
 20 (Age 65)    $   460,404      $ 1,000,000       $ 1,000,000      $  1,411,014      $  80,244        $ 360,291      $  1,156,569
     25         $   560,152      $ 1,000,000       $ 1,000,000      $  2,236,362      $  23,151        $ 419,886      $  1,927,898
     30         $   681,510      $         0(2)    $ 1,000,000      $  3,440,934      $       0(2)     $ 478,090      $  3,215,826
     35         $   829,162      $         0       $ 1,000,000      $  5,644,114      $       0        $ 520,067      $  5,375,346
     40         $ 1,008,802      $         0       $ 1,000,000      $  9,389,169      $       0        $ 523,000      $  8,942,066
     45         $ 1,227,362      $         0       $ 1,000,000(2)   $ 15,496,635      $       0        $ 415,865(2)   $ 14,758,700

     (1)  Assumes no Contract Loan has been made.

     (2) Based on a gross return of 0%, the Contract would go into default in policy year 27, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 50, unless an additional premium payment was made.

     (3) The Guideline Premium Test limits the premium payable in policy year 5 to $4,108.12, and zero in years 6 and 7.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T5

                      PRUSELECT III LIFE INSURANCE CONTRACT
                              GUIDLINE PREMIUM TEST
                          TYPE A (FIXED) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
          ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS (3)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                Death Benefit (1)                                Surrender Value (1)
                                 -----------------------------------------------     ---------------------------------------------
                                      Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                  Premiums                Annual Investment Return of                         Annual Investment Return of
  End Of         Accumulated     -----------------------------------------------     ---------------------------------------------
  Policy       at 4% Interest      0% Gross         6% Gross          12% Gross        0% Gross        6% Gross        12% Gross
   Year           Per Year       (-1.31% Net)      (4.69% Net)      (10.69% Net)     (-1.31% Net)     (4.69% Net)     (10.69% Net)
 --------      --------------    ------------      -----------      ------------     ------------     -----------     ------------
      1         $    56,919      $ 1,000,000       $ 1,000,000      $ 1,000,000       $  41,974        $  44,393       $    46,814
      2         $   116,115      $ 1,000,000       $ 1,000,000      $ 1,000,000       $  83,324        $  90,558       $    98,087
      3         $   177,679      $ 1,000,000       $ 1,000,000      $ 1,000,000       $ 119,957        $ 134,487       $   150,220
      4         $   241,705      $ 1,000,000       $ 1,000,000      $ 1,000,000       $ 155,978        $ 180,381       $   207,877
      5         $   255,646      $ 1,000,000       $ 1,000,000      $ 1,000,000       $ 144,281        $ 178,874       $   219,851
      6         $   265,872      $ 1,000,000       $ 1,000,000      $ 1,000,000       $ 137,318        $ 182,231       $   238,424
      7         $   276,507      $ 1,000,000       $ 1,000,000      $ 1,000,000       $ 130,006        $ 185,371       $   258,714
      8         $   287,567      $ 1,000,000       $ 1,000,000      $ 1,000,000       $ 122,282        $ 188,227       $   280,883
      9         $   299,070      $ 1,000,000       $ 1,000,000      $ 1,000,000       $ 114,071        $ 190,721       $   305,109
     10         $   311,032      $ 1,000,000       $ 1,000,000      $ 1,000,000       $ 105,302        $ 192,778       $   331,609
     15         $   378,419      $ 1,000,000       $ 1,000,000      $ 1,000,000       $  50,339        $ 193,407       $   508,541
 20 (Age 65)    $   460,404      $         0(2)    $ 1,000,000      $ 1,000,000       $       0(2)     $ 164,330       $   802,628
     25         $   560,152      $         0       $ 1,000,000      $ 1,504,853       $       0        $  69,108       $ 1,297,287
     30         $   681,510      $         0       $         0(2)   $ 2,248,535       $       0        $       0(2)    $ 2,101,435
     35         $   829,162      $         0       $         0      $ 3,597,829       $       0        $       0       $ 3,426,504
     40         $ 1,008,802      $         0       $         0      $ 5,810,156       $       0        $       0       $ 5,533,482
     45         $ 1,227,362      $         0       $         0      $ 9,245,881       $       0        $       0       $ 8,805,601

     (1)  Assumes no Contract Loan has been made.

     (2) Based on a gross return of 0%, the Contract would go into default in policy year 19, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 27, unless an additional premium payment was made.

     (3) The Guideline Premium Test limits the premium payable in policy year 5 to $4,108.12, and zero in years 6 and 7.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T6

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                         TYPE B (VARIABLE) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                              USING CURRENT CHARGES

                                                Death Benefit (1)                                  Surrender Value (1)
                                 -----------------------------------------------     ---------------------------------------------
                                      Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                  Premiums                 Annual Investment Return of                         Annual Investment Return of
  End Of        Accumulated      -----------------------------------------------     ---------------------------------------------
  Policy       at 4% Interest      0% Gross         6% Gross         12% Gross         0% Gross        6% Gross        12% Gross
   Year           Per Year       (-1.01% Net)      (4.99% Net)      (10.99% Net)     (-1.01% Net)     (4.99% Net)     (10.99% Net)
 --------      --------------    ------------      -----------      ------------     ------------     -----------     ------------
      1         $    56,919      $ 1,044,712       $ 1,047,426      $  1,050,139      $  53,325        $  56,337      $     59,349
      2         $   116,115      $ 1,087,397       $ 1,095,591      $  1,104,112      $ 103,526        $ 112,539      $    121,912
      3         $   177,679      $ 1,129,473       $ 1,145,976      $  1,163,826      $ 148,514        $ 166,503      $    185,959
      4         $   241,705      $ 1,170,926       $ 1,198,671      $  1,229,893      $ 191,989        $ 221,954      $    255,673
      5         $   308,293      $ 1,211,743       $ 1,253,771      $  1,302,989      $ 232,917        $ 279,148      $    333,288
      6         $   377,544      $ 1,251,919       $ 1,311,386      $  1,383,876      $ 272,073        $ 336,297      $    414,587
      7         $   449,565      $ 1,291,433       $ 1,371,610      $  1,473,380      $ 303,091        $ 386,474      $    492,315
      8         $   467,547      $ 1,285,449       $ 1,387,015      $  1,522,170      $ 291,158        $ 394,755      $    532,614
      9         $   486,249      $ 1,279,218       $ 1,402,871      $  1,575,996      $ 279,218        $ 402,871      $    575,996
     10         $   505,699      $ 1,272,733       $ 1,419,192      $  1,635,401      $ 272,733        $ 419,192      $    635,401
     15         $   615,260      $ 1,235,085       $ 1,506,973      $  2,055,832      $ 235,085        $ 506,973      $  1,038,299
 20 (Age 65)    $   748,558      $ 1,184,083       $ 1,601,476      $  2,928,081      $ 184,083        $ 601,476      $  1,692,532
     25         $   910,735      $ 1,118,994       $ 1,702,685      $  4,240,809      $ 118,994        $ 702,685      $  2,753,772
     30         $ 1,108,049      $ 1,022,151       $ 1,792,166      $  6,193,105      $  22,151        $ 792,166      $  4,455,471
     35         $ 1,348,111      $         0(2)    $ 1,830,939      $  9,136,548      $       0(2)     $ 830,939      $  7,137,928
     40         $ 1,640,183      $         0       $ 1,763,942      $ 13,606,478      $       0        $ 763,942      $ 11,338,732
     45         $ 1,995,533      $         0       $ 1,488,522(2)   $ 20,359,391      $       0        $ 488,522(2)   $ 17,859,115

     (1)  Assumes no Contract Loan has been made.

     (2) Based on a gross return of 0%, the Contract would go into default in policy year 31, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 50, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T7

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                         TYPE B (VARIABLE) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                 Death Benefit (1)                                 Surrender Value (1)
                                 -----------------------------------------------     ---------------------------------------------
                                       Assuming Hypothetical Gross (and Net)             Assuming Hypothetical Gross (and Net)
                  Premiums                 Annual Investment Return of                         Annual Investment Return of
  End Of        Accumulated      -----------------------------------------------     ---------------------------------------------
  Policy       at 4% Interest      0% Gross         6% Gross          12% Gross        0% Gross        6% Gross         12% Gross
   Year           Per Year       (-1.31% Net)      (4.69% Net)      (10.69% Net)     (-1.31% Net)     (4.69% Net)     (10.69% Net)
 --------      --------------    ------------      -----------      ------------     ------------     -----------     ------------
      1         $    56,919      $ 1,037,731       $ 1,040,142       $ 1,042,555      $  41,836        $  44,247      $    46,659
      2         $   116,115      $ 1,074,692       $ 1,081,881       $ 1,089,364      $  82,901        $  90,090      $    97,574
      3         $   177,679      $ 1,110,872       $ 1,125,272       $ 1,140,862      $ 119,081        $ 133,481      $   149,072
      4         $   241,705      $ 1,146,252       $ 1,170,361       $ 1,197,519      $ 154,461        $ 178,570      $   205,728
      5         $   308,293      $ 1,180,813       $ 1,217,198       $ 1,259,854      $ 180,813        $ 217,198      $   259,854
      6         $   377,544      $ 1,214,516       $ 1,265,813       $ 1,328,422      $ 214,516        $ 265,813      $   328,422
      7         $   449,565      $ 1,247,314       $ 1,316,230       $ 1,403,827      $ 247,314        $ 316,230      $   403,827
      8         $   467,547      $ 1,237,288       $ 1,324,056       $ 1,439,775      $ 237,288        $ 324,056      $   439,775
      9         $   486,249      $ 1,226,779       $ 1,331,615       $ 1,478,914      $ 226,779        $ 331,615      $   478,914
     10         $   505,699      $ 1,215,726       $ 1,338,825       $ 1,521,513      $ 215,726        $ 338,825      $   521,513
     15         $   615,260      $ 1,149,972       $ 1,366,227       $ 1,797,759      $ 149,972        $ 366,227      $   797,759
 20 (Age 65)    $   748,558      $ 1,057,352       $ 1,365,062       $ 2,216,068      $  57,352        $ 365,062      $ 1,216,068
     25         $   910,735      $         0(2)    $ 1,302,892       $ 2,841,774      $       0(2)     $ 302,892      $ 1,841,774
     30         $ 1,108,049      $         0       $ 1,123,995       $ 3,842,384      $       0        $ 123,995      $ 2,764,305
     35         $ 1,348,111      $         0       $         0(2)    $ 5,221,503      $       0        $       0(2)   $ 4,079,299
     40         $ 1,640,183      $         0       $         0       $ 7,125,161      $       0        $       0      $ 5,937,634
     45         $ 1,995,533      $         0       $         0       $ 9,753,572      $       0        $       0      $ 8,555,765

     (1)  Assumes no Contract Loan has been made.

     (2) Based on a gross return of 0%, the Contract would go into default in policy year 23, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 32, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T8

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                 TYPE C (RETURN OF PREMIUM AT 6%) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                              USING CURRENT CHARGES

                                                Death Benefit (1)                                 Surrender Value (1)
                                 -----------------------------------------------     ---------------------------------------------
                                      Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                  Premiums                Annual Investment Return of                        Annual Investment Return of
  End Of        Accumulated      -----------------------------------------------     ---------------------------------------------
  Policy       at 4% Interest      0% Gross         6% Gross         12% Gross         0% Gross        6% Gross        12% Gross
   Year           Per Year       (-1.01% Net)      (4.99% Net)      (10.99% Net)     (-1.01% Net)     (4.99% Net)     (10.99% Net)
 --------      --------------    ------------      -----------      ------------     ------------     -----------     ------------
      1         $    56,919      $ 1,058,014       $ 1,058,014      $  1,058,014      $  53,325        $  56,337      $     59,349
      2         $   116,115      $ 1,119,508       $ 1,119,508      $  1,119,508      $ 103,479        $ 112,500      $    121,881
      3         $   177,679      $ 1,184,693       $ 1,184,693      $  1,184,693      $ 148,377        $ 166,391      $    185,879
      4         $   241,705      $ 1,253,788       $ 1,253,788      $  1,253,788      $ 191,700        $ 221,726      $    255,522
      5         $   308,293      $ 1,327,029       $ 1,327,029      $  1,327,029      $ 232,379        $ 278,735      $    333,042
      6         $   377,544      $ 1,404,665       $ 1,404,665      $  1,404,665      $ 271,192        $ 335,635      $    414,241
      7         $   449,565      $ 1,486,958       $ 1,486,958      $  1,486,958      $ 301,758        $ 385,495      $    491,877
      8         $   467,547      $ 1,516,176       $ 1,516,176      $  1,516,176      $ 289,229        $ 393,368      $    532,119
      9         $   486,249      $ 1,547,146       $ 1,547,146      $  1,547,146      $ 276,538        $ 400,985      $    575,511
     10         $   505,699      $ 1,579,975       $ 1,579,975      $  1,579,975      $ 269,055        $ 416,648      $    635,014
     15         $   615,260      $ 1,776,138       $ 1,776,138      $  2,059,445      $ 221,329        $ 497,822      $  1,040,124
 20 (Age 65)    $   748,558      $ 2,038,647       $ 2,038,647      $  2,933,459      $ 142,772        $ 573,447      $  1,695,641
     25         $   910,735      $ 2,389,944       $ 2,389,944      $  4,248,599      $  17,046        $ 628,417      $  2,758,831
     30         $ 1,108,049      $         0(2)    $ 2,860,059      $  6,204,484      $       0(2)     $ 593,758      $  4,463,658
     35         $ 1,348,111      $         0       $ 3,489,179      $  9,153,337      $       0        $ 272,365      $  7,151,045
     40         $ 1,640,183      $         0       $         0(2)   $ 13,631,482      $       0        $       0(2)   $ 11,359,569
     45         $ 1,995,533      $         0       $         0      $ 20,396,807      $       0        $       0      $ 17,891,936

     (1)  Assumes no Contract Loan has been made.

     (2) Based on a gross return of 0%, the Contract would go into default in policy year 26, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 37, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T9

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                 TYPE C (RETURN OF PREMIUM AT 6%) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                 Death Benefit (1)                                 Surrender Value (1)
                                  ----------------------------------------------      ---------------------------------------------
                                         Assuming Hypothetical Gross (and Net)            Assuming Hypothetical Gross (and Net)
                  Premiums                   Annual Investment Return of                       Annual Investment Return of
   End Of        Accumulated      ----------------------------------------------      ---------------------------------------------
   Policy      at 4% Interest       0% Gross         6% Gross          12% Gross        0% Gross        6% Gross         12% Gross
    Year          Per Year        (-1.31% Net)      (4.69% Net)      (10.69% Net)     (-1.31% Net)     (4.69% Net)     (10.69% Net)
 --------      --------------     ------------      -----------      ------------     ------------     -----------     ------------
      1         $    56,919       $ 1,058,014       $ 1,058,014       $ 1,058,014      $ 41,781         $  44,194      $    46,609
      2         $   116,115       $ 1,119,508       $ 1,119,508       $ 1,119,508      $ 82,706         $  89,907      $    97,404
      3         $   177,679       $ 1,184,693       $ 1,184,693       $ 1,184,693      $ 118,629        $ 133,064      $   148,700
      4         $   241,705       $ 1,253,788       $ 1,253,788       $ 1,253,788      $ 153,598        $ 177,788      $   205,055
      5         $   308,293       $ 1,327,029       $ 1,327,029       $ 1,327,029      $ 179,339        $ 215,881      $   258,766
      6         $   377,544       $ 1,404,665       $ 1,404,665       $ 1,404,665      $ 212,174        $ 263,747      $   326,788
      7         $   449,565       $ 1,486,958       $ 1,486,958       $ 1,486,958      $ 243,770        $ 313,136      $   401,497
      8         $   467,547       $ 1,516,176       $ 1,516,176       $ 1,516,176      $ 232,199        $ 319,661      $   436,660
      9         $   486,249       $ 1,547,146       $ 1,547,146       $ 1,547,146      $ 219,724        $ 325,579      $   474,921
     10         $   505,699       $ 1,579,975       $ 1,579,975       $ 1,579,975      $ 206,193        $ 330,724      $   516,555
     15         $   615,260       $ 1,776,138       $ 1,776,138       $ 1,776,138      $ 115,864        $ 337,138      $   787,460
 20 (Age 65)    $   748,558       $         0(2)    $ 2,038,647       $ 2,088,288      $       0(2)     $ 274,360      $ 1,207,103
     25         $   910,735       $         0       $ 2,389,944       $ 2,838,450      $       0        $  30,649      $ 1,843,150
     30         $ 1,108,049       $         0       $         0(2)    $ 3,852,395      $       0        $       0(2)   $ 2,771,507
     35         $ 1,348,111       $         0       $         0       $ 5,235,170      $       0        $       0      $ 4,089,976
     40         $ 1,640,183       $         0       $         0       $ 7,143,824      $       0        $       0      $ 5,953,186
     45         $ 1,995,533       $         0       $         0       $ 9,779,132      $       0        $       0      $ 8,578,186

     (1)  Assumes no Contract Loan has been made.

     (2) Based on a gross return of 0%, the Contract would go into default in policy year 19, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 26, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                      T10

Contract Loans

You may borrow from Pruco Life an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to 90% of the Contract Fund value. A Contract in default has no loan value. The minimum loan amount you may borrow is $200.

Interest charged on a loan accrues daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it becomes part of the loan and we will charge interest on it, too. Except in the case of preferred loans, we charge interest at an effective annual rate of 5%.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.25%.


The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt equals or exceeds the Contract Fund, the Contract will go into default. If the Contract debt equals or exceeds the Contract Fund and you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See Lapse and Reinstatement, page 28 and Tax Treatment of Contract Benefits " Pre-Death Distributions, page 33.


When a loan is made, an amount equal to the loan proceeds is transferred out of the Account. Unless you ask us to take the loan amount from specific investment options and we agree, the reduction will be made in the same proportions as the value in each variable investment option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund. It will be credited with an effective annual rate of return of 4%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net cost of a standard loan is 1% and the net cost of a preferred loan is 1/4%.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 33.

Any Contract debt will directly reduce a Contract's cash value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay using the investment allocation for future premium payments as of the loan payment date, plus interest credits accrued on the loan since the last transaction date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life InsuranceTreatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue, the Contract owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of death benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's death benefit may increase as the Contract Fund value increases. The death benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable attained age factor. A listing of attained age factors can be found on your Contract data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the death benefit. In addition, there is a minimum ratio of death benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation test. Therefore, the death benefit required under this test is generally lower than that of the Cash Value Accumulation test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured's age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract. You should consult your own qualified tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

          o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, and

          o the Contract's death benefit will be income tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death  DistributionsPre-Death   Distributions.  The  tax  treatment  of  any
distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

     Contracts Not Classified as Modified Endowment Contracts


          o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

          o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

          o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, there is some risk the Internal Revenue Service might assert that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract's crediting rate. Were the Internal Revenue Service to take this position, Pruco Life would take reasonable steps to avoid this result, including modifying the Contract's loan provisions.

     Modified Endowment Contracts

          o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Pruco Life representative if you are contemplating any of these steps.

          o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

          o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

          o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

WithholdingWithholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax ConsiderationsOther Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering the purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Exchange Right Available in Some StatesExchange Right Available in Some States

In some states, you may have the right to exchange the Contract for a fixed benefit insurance plan issued by The Prudential Insurance Company of America on the insured's life. Such an exchange may be permitted within the first two Contract years after a Contract is issued, so long as the Contract is not in default. This is a general account policy with guaranteed minimum values. No evidence of insurability will be required to make an exchange. The new policy will have the same issue date and risk classification for the insured as the original Contract. The exchange may be subject to an equitable adjustment in premiums and values, and a payment may be required. You may wish to obtain tax advice before effecting such an exchange.

Option to Exchange Insured

Pruco Life will permit a Contract owner to exchange a contract for a new contract on the life of a new insured. Upon the exchange, the original contract ends and the cash value (not including any Additional Amount or return of sales charges) is moved to the new contract without subjecting it to new sales charges and the portion of the charge for taxes attributable to premiums for state and local premium taxes. See Charges and Expenses, page 13. We will, however, report this as a taxable surrender of your original Contract, which means that you will be subject to income tax to the extent of any gain in the Contract and that we will withhold applicable federal income taxes. Also, the cash value moved to the new Contract will be considered new premium, which may cause your Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 33.

Other General Contract Provisions

Assignment. This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

Beneficiary. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

Incontestability. We will not contest the Contract after it has been in-force during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

Misstatement of Age or Sex. If the insured's stated age or sex or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion. Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and Pruco Life will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

Substitution of Fund Shares

Although Pruco Life believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Funds may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of any such substitution.

Reports to Contract Owners

Once each year, Pruco Life will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract. You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

Sale of the Contract and Sales Commissions

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.

Generally, representatives will receive a commission of no more than: (1) 25% of the premiums received in the first year on premiums up to the Target Premium (referred to as "segment allocation amount" in your Contract); (2) 15.5% of the premiums received in years two through four on premiums up to the Target Premium; (3) 5.25% of the premiums received in the first year in excess of the Target Premium; (4) 2% of the premiums received in the years two through four in excess of the Target Premium; and (5) 2% of the premiums received after four years. If the basic insurance amount is increased, representatives will generally receive a commission of no more than: (1) 25% of the premiums received up to the Target Premium for the increase received in the first year; (2) 15.5% of the premiums received up to the Target Premium for years two through four; and (3) 2% on other premiums received for the increase. Moreover, trail commissions of up to 0.05% of the Contract Fund may be paid as of the end of each calendar quarter for years five through 14 and .025% thereafter. Representatives with less than 4 years of service may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Experts

The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the financial statements of the Account as of December 31, 2000 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Nancy Davis, FSA, MAAA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

Litigation and Regulatory Proceedings

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Pruco Life and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of December 31, 2000, Prudential and/or Pruco Life remained a party to approximately 109 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive or treble damages. It is possible that substantial punitive damages might be awarded in one or more of these cases. Additional suits may also be filed by other individuals who "opted out" of the settlements.

Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

As of December 31, 2000 Prudential has paid or reserved for payment of $4.405 billion before tax, equivalent to $2.850 billion after tax, to provide for remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues. YEAR 2000 COMPLIANCE Additional Information

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life. Its address and telephone number are set forth on the inside front cover of this prospectus.

Financial Statements

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past five years, are shown below.

                            DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., Vice Chairman and Director - President, Prudential Individual Life Insurance since 1998; 1997 to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group; prior to 1997:
President, Prudential Select.

VIVIAN L. BANTA, President, Chairman, and Director - Executive Vice President, Individual Financial Services, U.S. Consumer Group since 2000; 1998 to 1999:
Consultant, Individual Financial Services; 1997 to 1998: Consultant, Morgan Stanley; prior to 1997: Executive Vice President, Global Investor Service, The Chase Manhattan Bank.

RICHARD J. CARBONE, Director - Senior Vice President and Chief Financial Officer since 1997; prior to 1997: Controller, Salomon Brothers.

HELEN M. GALT, Director - Company Actuary, The Prudential since 1993.

JEAN D. HAMILTON, Director - Executive Vice President, Prudential Institutional since 1998; prior to 1998: President, Diversified Group.

RONALD P. JOELSON, Director - Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; 1996 to 1999: President, Guaranteed Products, Prudential Institutional.

DAVID R. ODENATH, JR., Director - President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.

                         OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, Treasurer - Senior Vice President and Treasurer, Prudential since 2000; prior to 2000: Vice President and Treasurer, Prudential.

JAMES C. DROZANOWSKI, Senior Vice President - Vice President, Operations and Systems, Prudential Individual Financial Services since 1998; prior to 1998:
Vice President and Operations Executive, Prudential Individual Insurance Group.

THOMAS F. HIGGINS, Senior Vice President - Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999: Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department.

ANDREW J. MAKO, Executive Vice President - Vice President, Finance, U.S. Consumer Group since 1999; prior to 1999: Vice President, Business Performance Management Group.

ESTHER H. MILNES, Senior Vice President - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

JAMES  B.  O'CONNOR,  Senior  Vice  President  and  Actuary  -  Vice  President,
Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products; prior to 1998: Corporate Actuary, Prudential Investments.

GERALD  W.  PATTERSON,  JR,  Senior  Vice  President  - Senior  Vice  President,
Annuities, Prudential Investments since 1999; 1999: Senior Vice President, Product and Planning, SunAmerica; prior to 1999: Vice President, Marketing, Manulife Financial.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Associate Actuary, Prudential since 1996.

WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer - Vice President and IFS Controller, Enterprise Financial Management, Prudential since 2000; 1999 to 2000: Vice President and Individual Life Controller, Enterprise Financial Management, Prudential; 1997 to 1999: Vice President, Accounting,
Enterprise Financial Management; prior to 1997: Vice President, Accounting, External Financial Reporting.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life directors and officers are elected annually.

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT


STATEMENTS OF NET ASSETS (unaudited)
March 31, 2001

                                                                                     SUBACCOUNTS
                                                  ----------------------------------------------------------------------------------
                                                  Prudential     Prudential                  Prudential    Prudential    Prudential
                                                     Money      Diversified   Prudential      Flexible    Conservative   High Yield
                                                     Market         Bond       Equity         Managed       Balanced        Bond
                                                   Portfolio     Portfolio    Portfolio      Portfolio     Portfolio      Portfolio
                                                  -----------   -----------   ----------    -----------   -----------   ------------
ASSETS
 Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
     funds, at net asset value [Note 3] .......   $44,819,242   $66,483,110   $45,579,134   $ 6,009,002   $44,106,879   $  4,422,005
                                                  -----------   -----------   -----------   -----------   -----------   ------------

 Net Assets ...................................   $44,819,242   $66,483,110   $45,579,134   $ 6,009,002   $44,106,879   $  4,422,005
                                                  ===========   ===========   ===========   ===========   ===========   ============


NET ASSETS, representing:
  Equity of contract owners [Note 4] ..........   $44,819,242   $66,483,110   $45,579,134   $ 6,009,002   $44,106,879   $  4,422,005
                                                  -----------   -----------   -----------   -----------   -----------   ------------

                                                  $44,819,242   $66,483,110   $45,579,134   $ 6,009,002   $44,106,879   $  4,422,005
                                                  ===========   ===========   ===========   ===========   ===========   ============


                                                                                SUBACCOUNTS (Continued)
                                                  -------------------------------------------------------------------------------
                                                   Prudential                                            T. Rowe Price
                                                     Stock        Prudential    Prudential   Prudential  International  AIM V.I.
                                                     Index          Value         Global      Jennison       Stock       Value
                                                   Portfolio      Portfolio     Portfolio    Portfolio     Portfolio      Fund
                                                  ------------   -----------   -----------   ----------   -----------  ----------
ASSETS
 Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
     funds, at net asset value [Note 3] .......   $188,108,654   $10,477,446   $11,835,424   $7,951,701   $2,118,706   $1,398,966
                                                  ------------   -----------   -----------   ----------   ----------   ----------

 Net Assets ...................................   $188,108,654   $10,477,446   $11,835,424   $7,951,701   $2,118,706   $1,398,966
                                                  ============   ===========   ===========   ==========   ==========   ==========


NET ASSETS, representing:
  Equity of contract owners [Note 4] ..........   $188,108,654   $10,477,446   $11,835,424   $7,951,701   $2,118,706   $1,398,966
                                                  ------------   -----------   -----------   ----------   ----------   ----------

                                                  $188,108,654   $10,477,446   $11,835,424   $7,951,701   $2,118,706   $1,398,966
                                                  ============   ===========   ===========   ==========   ==========   ==========


                                                                SUBACCOUNTS (Continued)
                                                  -------------------------------------------------
                                                    Janus          MFS       American    Franklin
                                                    Aspen       Emerging     Century     Templeton
                                                    Growth       Growth      VP Value    Small Cap
                                                  Portfolio      Series        Fund        Fund
                                                  ----------   ----------   ----------   ----------
ASSETS
 Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
     funds, at net asset value [Note 3] .......   $2,004,263   $3,411,241   $  815,713   $2,750,334
                                                  ----------   ----------   ----------   ----------

 Net Assets ...................................   $2,004,263   $3,411,241   $  815,713   $2,750,334
                                                  ==========   ==========   ==========   ==========


NET ASSETS, representing:
  Equity of contract owners [Note 4] ..........   $2,004,263   $3,411,241   $  815,713   $2,750,334
                                                  ----------   ----------   ----------   ----------

                                                  $2,004,263   $3,411,241   $  815,713   $2,750,334
                                                  ==========   ==========   ==========   ==========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A36
                                       A1

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS (unaudited)
March 31, 2001

                                                                                       SUBACCOUNTS
                                                         ----------------------------------------------------------------
                                                            American          Prudential       Prudential        Dreyfus
                                                            Century          SP Alliance        SP Davis          Midcap
                                                           VP Income      Large Cap Growth        Value           Stock
                                                         & Growth Fund        Portfolio         Portfolio       Portfolio
                                                         -------------    ----------------     ----------       ---------
ASSETS
    Investment in The Prudential Series Fund, Inc.
       Portfolios and non-Prudential administered
        funds, at net asset value [Note 3] .......         $  120,122         $1,342,187         $37,208         $11,121
                                                           ----------         ----------         -------         -------

    Net Assets ...................................         $  120,122         $1,342,187         $37,208         $11,121
                                                           ==========         ==========         =======         =======


NET ASSETS, representing:
     Equity of contract owners [Note 4] ..........         $  120,122         $1,342,187         $37,208         $11,121
                                                           ----------         ----------         -------         -------

                                                           $  120,122         $1,342,187         $37,208         $11,121
                                                           ==========         ==========         =======         =======



                                                           --------------------------------------------------------------
                                                                                                            Prudential
                                                            Dreyfus         Invesco       Invesco VIF    SP Invesco Small
                                                           Small Cap     VIF Utilities    Technology     Company Growth
                                                           Portfolio         Fund            Fund           Portfolio
                                                           ---------     -------------    -----------    ----------------
ASSETS
    Investment in The Prudential Series Fund, Inc.
       Portfolios and non-Prudential administered
        funds, at net asset value [Note 3] .......          $20,877         $ 4,230         $16,040         $   29,365
                                                            -------         -------         -------         ----------

    Net Assets ...................................          $20,877         $ 4,230         $16,040         $   29,365
                                                            =======         =======         =======         ==========


NET ASSETS, representing:
     Equity of contract owners [Note 4] ..........          $20,877         $ 4,230         $16,040         $   29,365
                                                            -------         -------         -------         ----------

                                                            $20,877         $ 4,230         $16,040         $   29,365
                                                            =======         =======         =======         ==========


                                                                               SUBACCOUNTS(Continued)
                                                        ----------------------------------------------------------------------------
                                                           Janus Aspen      Janus Aspen     Oppenheimer     Prudential    Prudential
                                                        Aggressive Growth     Balanced     VA Aggressive     SP Pimco      SP Pimco
                                                         Service Shares    Service Shares     Growth       Total Return   High Yield
                                                            Portfolio        Portfolio         Fund         Portfolio      Portfolio
                                                        -----------------  --------------  -------------   ------------   ----------
ASSETS
    Investment in The Prudential Series Fund, Inc.
       Portfolios and non-Prudential administered
        funds, at net asset value [Note 3] .......         $1,034,582         $27,194       $   21,193      $1,198,072     $  1,456
                                                           ----------         -------       ----------      ----------     --------

    Net Assets ...................................         $1,034,582         $27,194       $   21,193      $1,198,072     $  1,456
                                                           ==========         =======       ==========      ==========     ========


NET ASSETS, representing:
     Equity of contract owners [Note 4] ..........         $1,034,582         $27,194       $   21,193      $1,198,072     $  1,456
                                                           ----------         -------       ----------      ----------     --------

                                                           $1,034,582         $27,194       $   21,193      $1,198,072     $  1,456
                                                           ==========         =======       ==========      ==========     ========


                                                        ----------------------
                                                               Janus Aspen
                                                          International Growth
                                                             Service Shares
                                                                Portfolio
                                                        ----------------------
ASSETS
    Investment in The Prudential Series Fund, Inc.
       Portfolios and non-Prudential administered
        funds, at net asset value [Note 3] .......              $785,270
                                                                --------

    Net Assets ...................................              $785,270
                                                                ========


NET ASSETS, representing:
     Equity of contract owners [Note 4] ..........              $785,270
                                                                --------

                                                                $785,270
                                                                ========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A36
                                       A2

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT


STATEMENTS OF OPERATIONS
For the three months ended March 31, 2001 and for the years ended December 31, 2000, and 1999

                                                                                     SUBACCOUNTS
                                                       --------------------------------------------------------------------------
                                                                   Prudential                              Prudential
                                                                  Money Market                          Diversified Bond
                                                                    Portfolio                              Portfolio
                                                       ----------------------------------  --------------------------------------
                                                        1/1/2001    1/1/2000    1/1/1999    1/1/2001       1/1/2000     1/1/1999
                                                           to          to          to          to             to           to
                                                        3/31/2001  12/31/2000  12/31/1999   3/31/2001     12/31/2000   12/31/1999
                                                       (unaudited)                          (unaudited)
                                                       ----------  ----------  ----------  ----------     ----------   ----------
INVESTMENT INCOME
   Dividend income ..................................   $630,462   $1,271,067   $835,985   $         0    $2,992,796   $       0
                                                        --------   ----------   --------   -----------    ----------   ---------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 5A] ...     61,407      118,314    102,057        82,163       275,864     253,044
                                                        --------   ----------   --------   -----------    ----------   ---------
NET EXPENSES ........................................     61,407      118,314    102,057        82,163       275,864     253,044
                                                        --------   ----------   --------   -----------    ----------   ---------

NET INVESTMENT INCOME (LOSS) ........................    569,055    1,152,753    733,928       (82,163)    2,716,932    (253,044)
                                                        --------   ----------   --------   -----------    ----------   ---------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............          0            0          0             0         5,872     114,761
  Realized gain (loss) on shares redeemed ...........          0            0          0       113,027        23,979     (24,825)
  Net change in unrealized gain (loss) on investments          0            0          0     2,161,582     1,433,451    (406,752)


NET GAIN (LOSS) ON INVESTMENTS ......................          0            0          0     2,274,609     1,463,302    (316,816)
                                                        --------   ----------   --------   -----------    ----------   ---------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................   $569,055   $1,152,753   $733,928   $ 2,192,446    $4,180,234   $(569,860)
                                                        ========   ==========   ========   ===========    ==========   =========


                                                                                  SUBACCOUNTS (Continued)
                                                       ----------------------------------------------------------------------------
                                                                     Prudential                            Prudential
                                                                       Equity                           Flexible Managed
                                                                     Portfolio                              Portfolio
                                                       -------------------------------------  -------------------------------------
                                                        1/1/2001     1/1/2000      1/1/1999    1/1/2001     1/1/2000     1/1/1999
                                                           to           to            to          to           to           to
                                                        3/31/2001   12/31/2000    12/31/1999   3/31/2001   12/31/2000   12/31/1999
                                                       (unaudited)                            (unaudited)
                                                       -----------  -----------   ----------  ----------   ----------   -----------
INVESTMENT INCOME
   Dividend income ..................................  $         0  $   881,331   $   716,887 $       0    $ 320,218    $     1,508
                                                       -----------  -----------   ----------- ---------    ---------    -----------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 5A] ...       68,024      268,208       263,130    12,099       53,834        111,448
                                                       -----------  -----------   ----------- ---------    ---------    -----------
NET EXPENSES ........................................       68,024      268,208       263,130    12,099       53,834        111,448
                                                       -----------  -----------   ----------- ---------    ---------    -----------

NET INVESTMENT INCOME (LOSS) ........................      (68,024)     613,123       453,757   (12,099)     266,384       (109,940)
                                                       -----------  -----------   ----------- ---------    ---------    -----------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............            0    7,809,669     5,076,635         0      125,023        382,730
  Realized gain (loss) on shares redeemed ...........     (404,360)    (640,258)    1,953,344  (310,542)     (65,199)      (650,961)
  Net change in unrealized gain (loss) on investments   (4,618,461)  (6,091,333)   (1,836,843) (234,567)    (540,683)     2,299,575
                                                       -----------  -----------   ----------- ---------    ---------    -----------

NET GAIN (LOSS) ON INVESTMENTS ......................   (5,022,821)   1,078,078     5,193,136  (545,109)    (480,859)     2,031,344
                                                       -----------  -----------   ----------- ---------    ---------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................  $(5,090,845) $ 1,691,201   $ 5,646,893 $(557,208)   $(214,475)   $ 1,921,404
                                                       ===========  ===========   =========== =========    =========    ===========




                                                              SUBACCOUNTS (Continued)
                                                       --------------------------------------
                                                                    Prudential
                                                               Conservative Balanced
                                                                     Portfolio
                                                       --------------------------------------
                                                        1/1/2001     1/1/2000     1/1/1999
                                                           to           to           to
                                                        3/31/2001   12/31/2000   12/31/1999
                                                       (unaudited)
                                                       ----------   -----------  ------------
INVESTMENT INCOME
   Dividend income ..................................  $         0  $ 1,841,778  $ 2,010,476
                                                       -----------  -----------  -----------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 5A] ...       69,326      298,161      289,895
                                                       -----------  -----------  -----------
NET EXPENSES ........................................       69,326      298,161      289,895
                                                       -----------  -----------  -----------

NET INVESTMENT INCOME (LOSS) ........................      (69,326)   1,543,617    1,720,581
                                                       -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............            0      375,291      270,329
  Realized gain (loss) on shares redeemed ...........     (243,990)    (105,800)     (17,659)
  Net change in unrealized gain (loss) on investments   (1,895,381)  (2,348,399)     959,440
                                                       -----------  -----------  -----------

NET GAIN (LOSS) ON INVESTMENTS ......................   (2,139,371)  (2,078,908)   1,212,110
                                                       -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................  $(2,208,697) $  (535,291) $ 2,932,691
                                                       ===========  ===========  ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A36


                                       A3

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF OPERATIONS
For the three months ended March 31, 2001 and for the years ended December 31, 2000, and 1999

                                                                                      SUBACCOUNTS
                                                      -----------------------------------------------------------------------------
                                                                    Prudential                             Prudential
                                                                 High Yield Bond                          Stock Index
                                                                    Portfolio                              Portfolio
                                                      ------------------------------------  ---------------------------------------
                                                       1/1/2001     1/1/2000     1/1/1999     1/1/2001      1/1/2000      1/1/1999
                                                           to          to           to           to            to            to
                                                       3/31/2001   12/31/2000   12/31/1999   3/31/2001     12/31/2000    12/31/1999
                                                      (unaudited)                            (unaudited)
                                                      ----------   ----------   ----------  ------------  ------------  -----------
INVESTMENT INCOME
   Dividend income ..................................  $       0    $ 340,268   $   8,128   $          0  $  1,798,252  $ 1,908,245
                                                       ---------    ---------   ---------   ------------  ------------  -----------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 5A] ...      4,594       16,723      16,950        291,646     1,219,165    1,068,971
                                                       ---------    ---------   ---------   ------------  ------------  -----------
NET EXPENSES ........................................      4,594       16,723      16,950        291,646     1,219,165    1,068,971
                                                       ---------    ---------   ---------   ------------  ------------  -----------

NET INVESTMENT INCOME (LOSS) ........................     (4,594)     323,545      (8,822)      (291,646)      579,087      839,274
                                                       ---------    ---------   ---------   ------------  ------------  -----------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............          0            0           0              0     7,138,260    2,384,852
  Realized gain (loss) on shares redeemed ...........    (32,676)     (76,032)    (58,390)       850,952     6,533,279    5,878,374
  Net change in unrealized gain (loss) on investments    116,800     (498,772)    181,106    (27,126,015)  (34,812,832)  24,251,918
                                                       ---------    ---------   ---------   ------------  ------------  -----------

NET GAIN (LOSS) ON INVESTMENTS ......................     84,124     (574,804)    122,716    (26,275,063)  (21,141,293)  32,515,144
                                                       ---------    ---------   ---------   ------------  ------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................  $  79,530    $(251,259)  $ 113,894   $(26,566,709) $(20,562,206) $33,354,418
                                                       =========    =========   =========   ============  ============  ===========


                                                                                SUBACCOUNTS (Continued)
                                                      -----------------------------------------------------------------------------
                                                                   Prudential                              Prudential
                                                                     Value                                   Global
                                                                   Portfolio                                Portfolio
                                                      ------------------------------------   --------------------------------------
                                                        1/1/2001   1/1/2000     1/1/1999      1/1/2001      1/1/2000     1/1/1999
                                                           to         to           to            to            to           to
                                                       3/31/2001  12/31/2000   12/31/1999     3/31/2001    12/31/2000   12/31/1999
                                                      (unaudited)                            (unaudited)
                                                      ----------  -----------  -----------   -----------   -----------  -----------
INVESTMENT INCOME
   Dividend income ..................................  $       0  $   249,584  $   334,015   $         0   $   159,024  $    65,033
                                                       ---------  -----------  -----------   -----------   -----------  -----------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 5A] ...     10,880       64,262       87,421        19,774       129,743       93,204
                                                       ---------  -----------  -----------   -----------   -----------  -----------
NET EXPENSES ........................................     10,880       64,262       87,421        19,774       129,743       93,204
                                                       ---------  -----------  -----------   -----------   -----------  -----------

NET INVESTMENT INCOME (LOSS) ........................    (10,880)     185,322      246,594       (19,774)       29,281      (28,171)
                                                       ---------  -----------  -----------   -----------   -----------  -----------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............          0      725,037    1,617,066             0     1,430,049      114,030
  Realized gain (loss) on shares redeemed ...........      3,083   (1,114,620)      87,899     1,289,791       608,912      472,274
  Net change in unrealized gain (loss) on investments   (376,989)     958,713     (246,900)   (2,846,881)   (6,407,573)   6,341,128
                                                       ---------  -----------  -----------   -----------   -----------  -----------

NET GAIN (LOSS) ON INVESTMENTS ......................   (373,906)     569,130    1,458,065    (1,557,090)   (4,368,612)   6,927,432
                                                       ---------  -----------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................  $(384,786) $   754,452  $ 1,704,659   $(1,576,864)  $(4,339,331) $ 6,899,261
                                                       =========  ===========  ===========   ===========   ===========  ===========


                                                                 SUBACCOUNTS (Continued)
                                                          --------------------------------------

                                                                   Prudential Jennison
                                                                        Portfolio
                                                          --------------------------------------
                                                          1/1/2001       1/1/2000     1/1/1999
                                                             to             to           to
                                                          3/31/2001     12/31/2000   12/31/1999
                                                         (unaudited)
                                                         -----------   -----------   -----------
INVESTMENT INCOME
   Dividend income ..................................    $         0   $     5,000   $     8,827
                                                         -----------   -----------   -----------


EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 5A] ...         11,508        41,065        28,413
                                                         -----------   -----------   -----------
NET EXPENSES ........................................         11,508        41,065        28,413
                                                         -----------   -----------   -----------

NET INVESTMENT INCOME (LOSS) ........................        (11,508)      (36,065)      (19,586)
                                                         -----------   -----------   -----------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............              0     1,146,896       273,783
  Realized gain (loss) on shares redeemed ...........     (1,017,252)      690,399        65,721
  Net change in unrealized gain (loss) on investments       (934,949)   (3,264,936)    1,513,045
                                                         -----------   -----------   -----------

NET GAIN (LOSS) ON INVESTMENTS ......................     (1,952,201)   (1,427,641)    1,852,549
                                                         -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................    $(1,963,709)  $(1,463,706)  $ 1,832,963
                                                         ===========   ===========   ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A36
                                       A4

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF OPERATIONS
For the three months ended March 31, 2001 and for the years ended December 31, 2000, and 1999

                                                                                        SUBACCOUNTS
                                                          ----------------------------------------------------------------------
                                                                       T.Rowe Price                               AIM
                                                                   International Stock                        V.I. Value
                                                                        Portfolio*                               Fund*
                                                          ----------------------------------------     -------------------------
                                                           1/1/2001      1/1/2000        1/1/1999      1/1/2001        1/1/2000
                                                              to            to              to            to              to
                                                           3/31/2001    12/31/2000      12/31/1999     3/31/2001      12/31/2000
                                                          (unaudited)                                 (unaudited)
                                                          -----------   ----------      ----------     ---------      ----------
INVESTMENT INCOME
   Dividend income ..................................     $       0      $   8,160      $      68      $       0      $   1,438
                                                          ---------      ---------      ---------      ---------      ---------


EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 5A] ...         2,001          1,679             33          2,126          1,797
                                                          ---------      ---------      ---------      ---------      ---------
NET EXPENSES ........................................         2,001          1,679             33          2,126          1,797
                                                          ---------      ---------      ---------      ---------      ---------

NET INVESTMENT INCOME (LOSS) ........................        (2,001)         6,481             35         (2,126)          (359)
                                                          ---------      ---------      ---------      ---------      ---------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............             0         39,170            214              0         50,111
  Realized gain (loss) on shares redeemed ...........        (6,733)       (28,712)             0         (6,436)        (8,293)
  Net change in unrealized gain (loss) on investments      (305,274)       (69,108)         3,329       (155,769)      (127,845)
                                                          ---------      ---------      ---------      ---------      ---------

NET GAIN (LOSS) ON INVESTMENTS ......................      (312,007)       (58,650)         3,543       (162,205)       (86,027)
                                                          ---------      ---------      ---------      ---------      ---------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................     $(314,008)     $ (52,169)     $   3,578      $(164,331)     $ (86,386)
                                                          =========      =========      =========      =========      =========


                                                                                  SUBACCOUNTS (Continued)
                                                          -----------------------------------------------------------------------
                                                              AIM                         Janus                           MFS
                                                          V.I. Value                   Aspen Growth                 Emerging Growth
                                                             Fund*                      Portfolio*                      Series*
                                                          ----------    -----------------------------------------   -------------
                                                           1/1/1999      1/1/2001        1/1/2000       1/1/1999       1/1/2001
                                                              to            to              to             to             to
                                                          12/31/1999     3/31/2001      12/31/2000     12/31/1999      3/31/2001
                                                                        (unaudited)                                   (unaudited)
                                                          ----------    -----------     ----------     ----------     ----------
INVESTMENT INCOME
   Dividend income ..................................     $     141      $       0      $  19,398      $      20      $       0
                                                          ---------      ---------      ---------      ---------      ---------


EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 5A] ...            60          2,401          2,653             30          2,523
                                                          ---------      ---------      ---------      ---------      ---------
NET EXPENSES ........................................            60          2,401          2,653             30          2,523
                                                          ---------      ---------      ---------      ---------      ---------

NET INVESTMENT INCOME (LOSS) ........................            81         (2,401)        16,745            (10)        (2,523)
                                                          ---------      ---------      ---------      ---------      ---------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............           738              0         44,267              0              0
  Realized gain (loss) on shares redeemed ...........           (17)       (40,854)       (88,235)           (28)       (56,947)
  Net change in unrealized gain (loss) on investments         4,894       (328,919)      (258,009)         3,357       (811,363)
                                                          ---------      ---------      ---------      ---------      ---------

NET GAIN (LOSS) ON INVESTMENTS ......................         5,615       (369,773)      (301,977)         3,329       (868,310)
                                                          ---------      ---------      ---------      ---------      ---------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................     $   5,696      $(372,174)     $(285,232)     $   3,319      $(870,833)
                                                          =========      =========      =========      =========      =========


                                                         --------------------------------------------------------------------------
                                                                   MFS                   American              Franklin Templeton
                                                             Emerging Growth         Century VP Value              Small Cap
                                                                 Series*                   Fund**                     Fund***
                                                         -----------------------  -----------------------   -----------------------
                                                          1/1/2000     1/1/1999    1/1/2001     1/1/2000     1/1/2001     1/1/2000
                                                             to           to          to           to           to           to
                                                         12/31/2000   12/31/1999  3/31/2001    12/31/2000    3/31/2001   12/31/2000
                                                                                  (unaudited)               (unaudited)
                                                         ----------   ----------  ----------   ----------   ----------   ----------
INVESTMENT INCOME
   Dividend income ..................................    $       0     $     0     $  8,715     $     25     $       0   $       0
                                                         ---------     -------     --------     --------     ---------   ---------


EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 5A] ...        2,330           2        1,365          416         2,374       1,288
                                                         ---------     -------     --------     --------     ---------   ---------
NET EXPENSES ........................................        2,330           2        1,365          416         2,374       1,288
                                                         ---------     -------     --------     --------     ---------   ---------

NET INVESTMENT INCOME (LOSS) ........................       (2,330)         (2)       7,350         (391)       (2,374)     (1,288)
                                                         ---------     -------     --------     --------     ---------   ---------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............       33,878           0            0           65             0           0
  Realized gain (loss) on shares redeemed ...........      (37,087)        (29)          81          139      (106,233)    (31,514)
  Net change in unrealized gain (loss) on investments     (216,856)        800      (24,012)      33,461      (625,044)   (283,918)
                                                         ---------     -------     --------     --------     ---------   ---------

NET GAIN (LOSS) ON INVESTMENTS ......................     (220,065)        771      (23,931)      33,665      (731,277)   (315,432)
                                                         ---------     -------     --------     --------     ---------   ---------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................    $(222,395)    $   769     $(16,581)    $ 33,274     $(733,651)  $(316,720)
                                                         =========     =======     ========     ========     =========   =========

* Became  available on June 7, 1999 (Note 1)
** Became available on November 10, 1999 (Note 1)
*** Became available on May 1, 2000 (Note 1)


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A36
                                       A5

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF OPERATIONS
For the three months ended March 31, 2001 and for the years ended December 31, 2000, and 1999

                                                                                           SUBACCOUNTS
                                                             ---------------------------------------------------------------------
                                                                American          Prudential        Prudential         Dreyfus
                                                                Century           SP Alliance        SP Davis           Midcap
                                                               VP Income       Large Cap Growth       Value             Stock
                                                             & Growth Fund       Portfolio****     Portfolio****     Portfolio****
                                                             -------------     ----------------    -------------     -------------
                                                                1/1/2001           1/1/2001          1/1/2001           1/1/2001
                                                                    to                to                to                 to
                                                                3/31/2001          3/31/2001         3/31/2001         3/31/2001
                                                               (unaudited)        (unaudited)       (unaudited)       (unaudited)
                                                             -------------     ----------------    -------------     -------------
INVESTMENT INCOME
   Dividend income ....................................         $   1,101          $       0          $     0          $      2
                                                                ---------          ---------          -------          --------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 5A] .....                47                556               10                 2
                                                                ---------          ---------          -------          --------
NET EXPENSES ..........................................                47                556               10                 2
                                                                ---------          ---------          -------          --------

NET INVESTMENT INCOME (LOSS) ..........................             1,054               (556)             (10)                0
                                                                ---------          ---------          -------          --------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ................                 0                  0                0                 0
  Realized gain (loss) on shares redeemed .............              (130)              (363)              (1)                0
  Net change in unrealized gain (loss) on investments .           (18,126)          (402,541)          (2,538)             (736)
                                                                ---------          ---------          -------          --------

NET GAIN (LOSS) ON INVESTMENTS ........................           (18,256)          (402,904)          (2,539)             (736)
                                                                ---------          ---------          -------          --------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .........................         $ (17,202)         $(403,460)         $(2,549)         $   (736)
                                                                =========          =========          =======          ========


                                                                                           SUBACCOUNTS
                                                              ---------------------------------------------------------------------
                                                                                                                      Prudential
                                                                 Dreyfus            Invesco        Invesco VIF     SP Invesco Small
                                                                Small Cap        VIF Utilities      Technology      Company Growth
                                                              Portfolio****        Fund****          Fund****        Portfolio****
                                                              -------------      -------------     -----------     ----------------
                                                                1/1/2001           1/1/2001          1/1/2001          1/1/2001
                                                                   to                 to                to                to
                                                                3/31/2001          3/31/2001         3/31/2001         3/31/2001
                                                               (unaudited)        (unaudited)       (unaudited)       (unaudited)
                                                              -------------      -------------     ------------    ----------------
INVESTMENT INCOME
   Dividend income ....................................         $      42          $       0          $     0          $      0
                                                                ---------          ---------          -------          --------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 5A] .....                 4                  1                3                10
                                                                ---------          ---------          -------          --------
NET EXPENSES ..........................................                 4                  1                3                10
                                                                ---------          ---------          -------          --------

NET INVESTMENT INCOME (LOSS) ..........................                38                 (1)              (3)              (10)
                                                                ---------          ---------          -------          --------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ................                46                  0                0                 0
  Realized gain (loss) on shares redeemed .............                 0                  0                0               (13)
  Net change in unrealized gain (loss) on investments .            (1,677)              (145)          (5,269)           (6,628)
                                                                ---------          ---------          -------          --------

NET GAIN (LOSS) ON INVESTMENTS ........................            (1,631)              (145)          (5,269)           (6,641)
                                                                ---------          ---------          -------          --------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .........................         $  (1,593)         $    (146)         $(5,272)         $ (6,651)
                                                                =========          =========          =======          ========

                                                                                           SUBACCOUNTS
                                                            ----------------------------------------------------------------------
                                                               Janus Aspen        Janus Aspen       Oppenheimer       Prudential
                                                            Aggressive Growth      Balanced         Aggressive         SP Pimco
                                                             Service Shares      Service Shares       Growth         Total Return
                                                               Portfolio****      Portfolio****      Fund****        Portfolio****
                                                            -----------------    --------------     -----------      -------------
                                                                 1/1/2001           1/1/2001         1/1/2001          1/1/2001
                                                                    to                 to               to                 to
                                                                3/31/2001          3/31/2001         3/31/2001         3/31/2001
                                                               (unaudited)        (unaudited)       (unaudited)       (unaudited)
                                                            -----------------    --------------     -----------      -------------
INVESTMENT INCOME
   Dividend income ....................................         $       0          $       0          $   219          $      0
                                                                ---------          ---------          -------          --------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 5A] .....               480                 10                4               491
                                                                ---------          ---------          -------          --------
NET EXPENSES ..........................................               480                 10                4               491
                                                                ---------          ---------          -------          --------

NET INVESTMENT INCOME (LOSS) ..........................              (480)               (10)             215              (491)
                                                                ---------          ---------          -------          --------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ................                 0                  0            3,415                 0
  Realized gain (loss) on shares redeemed .............            (1,254)                (3)               0                 9
  Net change in unrealized gain (loss) on investments .          (620,994)            (1,750)          (7,901)           30,042
                                                                ---------          ---------          -------          --------

NET GAIN (LOSS) ON INVESTMENTS ........................          (622,248)            (1,753)          (4,486)           30,051
                                                                ---------          ---------          -------          --------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .........................         $(622,728)         $  (1,763)         $(4,271)         $ 29,560
                                                                =========          =========          =======          ========



**** Became available on October 16, 2000 (Note 1)


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A36
                                       A6

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF OPERATIONS
For the three months ended March 31, 2001 and for the years ended December 31, 2000, and 1999

                                                                    SUBACCOUNTS
                                                         -----------------------------------
                                                           Prudential        Janus Aspen
                                                            SP Pimco    International Growth
                                                           High Yield      Service Shares
                                                         Portfolio****      Portfolio****
                                                         -----------------------------------
                                                            1/1/2001          1/1/2001
                                                               to                 to
                                                           3/31/2001          3/31/2001
                                                          (unaudited)        (unaudited)
                                                         -----------------------------------
INVESTMENT INCOME
   Dividend income ....................................    $       0          $       0
                                                           ---------          ---------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 5A] .....            0                323
                                                           ---------          ---------
NET EXPENSES ..........................................            0                323
                                                           ---------          ---------

NET INVESTMENT INCOME (LOSS) ..........................            0               (323)
                                                           ---------          ---------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ................            0                  0
  Realized gain (loss) on shares redeemed .............            0               (150)
  Net change in unrealized gain (loss) on investments .          (36)          (195,200)
                                                           ---------          ---------

NET GAIN (LOSS) ON INVESTMENTS ........................          (36)          (195,350)
                                                           ---------          ---------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .........................    $     (36)         $(195,673)
                                                           =========          =========


**** Became available on October 16, 2000 (Note 1)


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A36

                                       A7

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the three months ended March 31, 2001 and for the years ended December 31, 2000, and 1999

                                                                                       SUBACCOUNTS
                                                            -----------------------------------------------------------------

                                                                              Prudential                        Prudential
                                                                             Money Market                    Diversified Bond
                                                                              Portfolio                          Portfolio
                                                            ----------------------------------------------    ---------------
                                                              1/1/2001         1/1/2000         1/1/1999         1/1/2001
                                                                 to               to               to               to
                                                              3/31/2001       12/31/2000       12/31/1999        3/31/2001
                                                             (unaudited)                                        (unaudited)
                                                            ------------     ------------     ------------    -------------
OPERATIONS
     Net investment income (loss) ......................    $    569,055     $  1,152,753     $    733,928     $    (82,163)
     Capital gains distributions received ..............               0                0                0                0
     Realized gain (loss) on shares redeemed ...........               0                0                0          113,027
     Net change in unrealized gain (loss) on investments               0                0                0        2,161,582
                                                            ------------     ------------     ------------     ------------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................         569,055        1,152,753          733,928        2,192,446
                                                            ------------     ------------     ------------     ------------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments .......................      40,770,173       44,459,867       14,681,912          589,120
     Policy Loans ......................................        (350,000)               0                0             (631)
     Policy Loan Repayments and Interest ...............             828                0                0              115
     Surrenders, Withdrawals and Death Benefits ........      (3,330,872)        (602,015)        (487,668)      (1,304,907)
     Net Transfers From (To) Other Subaccounts .........               0
        or Fixed Rate Option ...........................     (39,593,984)     (18,533,813)      (6,419,780)      10,250,723
     Withdrawal and Other Charges ......................        (231,952)        (511,219)        (442,288)        (165,247)
                                                            ------------     ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS .....................      (2,735,807)      24,812,820        7,332,176        9,369,173
                                                            ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................      (2,166,752)      25,965,573        8,066,104       11,561,619

NET ASSETS:
     Beginning of period ...............................      46,985,994       21,020,421       12,954,317       54,921,491
                                                            ------------     ------------     ------------     ------------
     End of period .....................................    $ 44,819,242     $ 46,985,994     $ 21,020,421     $ 66,483,110
                                                            ============     ============     ============     ============


                                                                                 SUBACCOUNTS (Continued)
                                                            -------------------------------------------------------------------

                                                                     Prudential                          Prudential
                                                                  Diversified Bond                         Equity
                                                                      Portfolio                          Portfolio
                                                            -----------------------------     ---------------------------------
                                                              1/1/2000         1/1/1999         1/1/2001         1/1/2000
                                                                 to               to               to               to
                                                             12/31/2000       12/31/1999        3/31/2001       12/31/2000
                                                                                               (unaudited)
                                                            ------------     ------------     ------------     ------------
OPERATIONS
     Net investment income (loss) ......................    $  2,716,932     $   (253,044)    $    (68,024)    $    613,123
     Capital gains distributions received ..............           5,872          114,761                0        7,809,669
     Realized gain (loss) on shares redeemed ...........          23,979          (24,825)        (404,360)        (640,258)
     Net change in unrealized gain (loss) on investments       1,433,451         (406,752)      (4,618,461)      (6,091,333)
                                                            ------------     ------------     ------------     ------------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................       4,180,234         (569,860)      (5,090,845)       1,691,201
                                                            ------------     ------------     ------------     ------------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments .......................       4,263,006        4,403,759          656,670        9,193,270
     Policy Loans ......................................            (527)            (153)          (1,318)          (1,004)
     Policy Loan Repayments and Interest ...............             409              399              241            1,158
     Surrenders, Withdrawals and Death Benefits ........      (3,637,754)        (525,927)      (2,279,171)      (2,266,921)
     Net Transfers From (To) Other Subaccounts .........
        or Fixed Rate Option ...........................       5,408,010        1,276,029        4,132,943       (4,718,266)
     Withdrawal and Other Charges ......................        (546,647)        (461,017)        (141,040)        (529,082)
                                                            ------------     ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS .....................       5,486,497        4,693,090        2,368,325        1,679,155
                                                            ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................       9,666,731        4,123,230       (2,722,520)       3,370,356

NET ASSETS:
     Beginning of period ...............................      45,254,760       41,131,530       48,301,654       44,931,298
                                                            ------------     ------------     ------------     ------------
     End of period .....................................    $ 54,921,491     $ 45,254,760     $ 45,579,134     $ 48,301,654
                                                            ============     ============     ============     ============


                                                                               SUBACCOUNTS (Continued)
                                                            -------------------------------------------------------------

                                                              Prudential                     Prudential
                                                                Equity                    Flexible Managed
                                                              Portfolio                       Portfolio
                                                            ------------     ------------------------------------------
                                                               1/1/1999        1/1/2001       1/1/2000         1/1/1999
                                                                  to              to             to               to
                                                              12/31/1999      3/31/2001      12/31/2000       12/31/1999
                                                                             (unaudited)
                                                            ------------     -----------     -----------     ------------
OPERATIONS
     Net investment income (loss) ......................    $    453,757     $   (12,099)    $   266,384     $   (109,940)
     Capital gains distributions received ..............       5,076,635               0         125,023          382,730
     Realized gain (loss) on shares redeemed ...........       1,953,344        (310,542)        (65,199)        (650,961)
     Net change in unrealized gain (loss) on investments      (1,836,843)       (234,567)       (540,683)       2,299,575
                                                            ------------     -----------     -----------     ------------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................       5,646,893        (557,208)       (214,475)       1,921,404
                                                            ------------     -----------     -----------     ------------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments .......................       4,684,781         726,728         546,487          641,303
     Policy Loans ......................................          (6,740)           (757)           (718)            (200)
     Policy Loan Repayments and Interest ...............           1,776             138             765            1,440
     Surrenders, Withdrawals and Death Benefits ........      (4,842,312)     (3,289,982)       (443,137)     (22,131,312)
     Net Transfers From (To) Other Subaccounts .........
        or Fixed Rate Option ...........................      (6,140,793)        363,884        (387,303)      (3,703,401)
     Withdrawal and Other Charges ......................        (570,661)        (32,013)       (110,137)        (167,745)
                                                            ------------     -----------     -----------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS .....................      (6,873,949)     (2,232,002)       (394,043)     (25,359,915)
                                                            ------------     -----------     -----------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................      (1,227,056)     (2,789,210)       (608,518)     (23,438,511)

NET ASSETS:
     Beginning of period ...............................      46,158,354       8,798,212       9,406,730       32,845,241
                                                            ------------     -----------     -----------     ------------
     End of period .....................................    $ 44,931,298     $ 6,009,002     $ 8,798,212     $  9,406,730
                                                            ============     ===========     ===========     ============


                                                                       SUBACCOUNTS (Continued)
                                                            ----------------------------------------------

                                                                              Prudential
                                                                        Conservative Balanced
                                                                              Portfolio
                                                            ----------------------------------------------
                                                              1/1/2001         1/1/2000         1/1/1999
                                                                 to               to               to
                                                              3/31/2001       12/31/2000       12/31/1999
                                                             (unaudited)
                                                            ------------     ------------     ------------
OPERATIONS
     Net investment income (loss) ......................    $    (69,326)    $  1,543,617     $  1,720,581
     Capital gains distributions received ..............               0          375,291          270,329
     Realized gain (loss) on shares redeemed ...........        (243,990)        (105,800)         (17,659)
     Net change in unrealized gain (loss) on investments      (1,895,381)      (2,348,399)         959,440
                                                            ------------     ------------     ------------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................      (2,208,697)        (535,291)       2,932,691
                                                            ------------     ------------     ------------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments .......................         379,321        3,499,380        1,545,758
     Policy Loans ......................................        (212,852)               0                0
     Policy Loan Repayments and Interest ...............             732                0                0
     Surrenders, Withdrawals and Death Benefits ........      (3,524,113)      (5,864,906)      (2,737,605)
     Net Transfers From (To) Other Subaccounts .........
        or Fixed Rate Option ...........................         927,404          879,974        3,457,685
     Withdrawal and Other Charges ......................        (169,704)        (656,935)        (630,939)
                                                            ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS .....................      (2,599,212)      (2,142,487)       1,634,899
                                                            ------------     ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................      (4,807,909)      (2,677,778)       4,567,590

NET ASSETS:
     Beginning of period ...............................      48,914,788       51,592,566       47,024,976
                                                            ------------     ------------     ------------
     End of period .....................................    $ 44,106,879     $ 48,914,788     $ 51,592,566
                                                            ============     ============     ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A36

                                       A8

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the three months ended March 31, 2001 and for the years ended December 31, 2000, and 1999

                                                                                        SUBACCOUNTS
                                                            ------------------------------------------------------------------

                                                                               Prudential                          Prudential
                                                                            High Yield Bond                       Stock Index
                                                                               Portfolio                           Portfolio
                                                            -------------------------------------------------     ------------
                                                               1/1/2001         1/1/2000          1/1/1999         1/1/2001
                                                                  to               to                to               to
                                                              3/31/2001        12/31/2000        12/31/1999        3/31/2001
                                                             (unaudited)                                          (unaudited)
                                                            -------------     -------------     ------------     -------------
OPERATIONS
     Net investment income (loss) ......................    $      (4,594)    $     323,545     $     (8,822)    $    (291,646)
     Capital gains distributions received ..............                0                 0                0                 0
     Realized gain (loss) on shares redeemed ...........          (32,676)          (76,032)         (58,390)          850,952
     Net change in unrealized gain (loss) on investments          116,800          (498,772)         181,106       (27,126,015)
                                                            -------------     -------------     ------------     -------------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................           79,530          (251,259)         113,894       (26,566,709)
                                                            -------------     -------------     ------------     -------------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments .......................          270,176           250,497          245,021         1,309,452
     Policy Loans ......................................                0                 0                0          (205,143)
     Policy Loan Repayments and Interest ...............                0                 0                0             1,106
     Surrenders, Withdrawals and Death Benefits ........         (151,997)         (477,910)        (307,785)       (4,929,540)
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................        1,560,739           552,605         (466,171)       13,839,708
     Withdrawal and Other Charges ......................          (17,777)          (46,531)         (51,266)         (462,547)
                                                            -------------     -------------     ------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS .....................        1,661,141           278,661         (580,201)        9,553,036
                                                            -------------     -------------     ------------     -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................        1,740,671            27,402         (466,307)      (17,013,673)

NET ASSETS:
     Beginning of period ...............................        2,681,334         2,653,932        3,120,239       205,122,327
                                                            -------------     -------------     ------------     -------------

     End of period .....................................    $   4,422,005     $   2,681,334     $  2,653,932     $ 188,108,654
                                                            =============     =============     ============     =============


                                                                                        SUBACCOUNTS
                                                            ------------------------------------------------------------------

                                                                        Prudential                        Prudential
                                                                       Stock Index                          Value
                                                                        Portfolio                         Portfolio
                                                            -------------------------------     ------------------------------
                                                              1/1/2000          1/1/1999          1/1/2001         1/1/2000
                                                                 to                to                to               to
                                                             12/31/2000        12/31/1999         3/31/2001       12/31/2000
                                                                                                 (unaudited)
                                                            -------------     -------------     ------------     -------------
OPERATIONS
     Net investment income (loss) ......................    $     579,087     $     839,274     $    (10,880)    $     185,322
     Capital gains distributions received ..............        7,138,260         2,384,852                0           725,037
     Realized gain (loss) on shares redeemed ...........        6,533,279         5,878,374            3,083        (1,114,620)
     Net change in unrealized gain (loss) on investments      (34,812,832)       24,251,918         (376,989)          958,713
                                                            -------------     -------------     ------------     -------------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................      (20,562,206)       33,354,418         (384,786)          754,452
                                                            -------------     -------------     ------------     -------------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments .......................       15,165,260        13,998,881          212,084           692,081
     Policy Loans ......................................           (1,602)          (16,721)            (737)             (240)
     Policy Loan Repayments and Interest ...............            1,607             1,041              135               459
     Surrenders, Withdrawals and Death Benefits ........      (16,632,045)      (10,598,966)               0        (9,281,673)
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................       20,039,370         6,749,174          170,708         3,930,744
     Withdrawal and Other Charges ......................       (1,794,353)       (1,633,867)         (26,559)         (114,552)
                                                            -------------     -------------     ------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS .....................       16,778,237         8,499,542          355,631        (4,773,181)
                                                            -------------     -------------     ------------     -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................       (3,783,969)       41,853,960          (29,155)       (4,018,729)

NET ASSETS:
     Beginning of period ...............................      208,906,296       167,052,336       10,506,601        14,525,330
                                                            -------------     -------------     ------------     -------------

     End of period .....................................    $ 205,122,327     $ 208,906,296     $ 10,477,446     $  10,506,601
                                                            =============     =============     ============     =============


                                                                                 SUBACCOUNTS (Continued)
                                                           -------------------------------------------------------------------

                                                             Prudential                          Prudential
                                                               Value                               Global
                                                             Portfolio                            Portfolio
                                                            ------------      ------------------------------------------------
                                                              1/1/1999          1/1/2001          1/1/2000          1/1/1999
                                                                 to                to                to                to
                                                             12/31/1999         3/31/2001        12/31/2000        12/31/1999
                                                                               (unaudited)
                                                            ------------      -------------     ------------     -------------

OPERATIONS
     Net investment income (loss) ......................    $     246,594     $     (19,774)    $     29,281     $     (28,171)
     Capital gains distributions received ..............        1,617,066                 0        1,430,049           114,030
     Realized gain (loss) on shares redeemed ...........           87,899         1,289,791          608,912           472,274
     Net change in unrealized gain (loss) on investments         (246,900)       (2,846,881)      (6,407,573)        6,341,128
                                                            -------------     -------------     ------------     -------------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................        1,704,659        (1,576,864)      (4,339,331)        6,899,261
                                                            -------------     -------------     ------------     -------------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments .......................          355,583           461,502        3,240,926         2,076,557
     Policy Loans ......................................          (12,069)         (100,877)               0                 0
     Policy Loan Repayments and Interest ...............              139               366                0                 0
     Surrenders, Withdrawals and Death Benefits ........         (497,594)       (1,277,028)        (361,885)       (1,963,919)
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................       (1,279,058)       (5,599,563)        (713,479)        2,397,693
     Withdrawal and Other Charges ......................         (175,220)          (37,985)        (176,007)         (134,514)
                                                            -------------     -------------     ------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS .....................       (1,608,219)       (6,553,585)       1,989,555         2,375,817
                                                            -------------     -------------     ------------     -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................           96,440        (8,130,449)      (2,349,776)        9,275,078

NET ASSETS:
     Beginning of period ...............................       14,428,890        19,965,873       22,315,649        13,040,571
                                                            -------------     -------------     ------------     -------------

     End of period .....................................    $  14,525,330     $  11,835,424     $ 19,965,873     $  22,315,649
                                                            =============     =============     ============     =============

                                                                         SUBACCOUNTS (Continued)
                                                            ------------------------------------------------


                                                                           Prudential Jennison
                                                                                 Portfolio
                                                            ------------------------------------------------
                                                               1/1/2001         1/1/2000          1/1/1999
                                                                  to               to                to
                                                              3/31/2001        12/31/2000        12/31/1999
                                                             (unaudited)
                                                            -------------     -------------     ------------
OPERATIONS
     Net investment income (loss) ......................    $     (11,508)    $     (36,065)    $    (19,586)
     Capital gains distributions received ..............                0         1,146,896          273,783
     Realized gain (loss) on shares redeemed ...........       (1,017,252)          690,399           65,721
     Net change in unrealized gain (loss) on investments         (934,949)       (3,264,936)       1,513,045
                                                            -------------     ------------     -------------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................       (1,963,709)       (1,463,706)       1,832,963
                                                            -------------     ------------     -------------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments .......................        1,272,262           629,297          144,235
     Policy Loans ......................................         (189,699)          (51,204)               0
     Policy Loan Repayments and Interest ...............              732                68                0
     Surrenders, Withdrawals and Death Benefits ........       (3,543,289)       (3,809,762)         (13,816)
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................        3,984,581         6,436,466        2,170,749
     Withdrawal and Other Charges ......................          (58,611)         (114,674)         (46,761)
                                                            -------------     ------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS .....................        1,465,976         3,090,191        2,254,407
                                                            -------------     ------------     -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................         (497,733)        1,626,485        4,087,370

NET ASSETS:
     Beginning of period ...............................        8,449,434         6,822,949        2,735,579
                                                            -------------     ------------     -------------

     End of period .....................................    $   7,951,701     $   8,449,434     $  6,822,949
                                                            =============     ============     =============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A36

                                       A9

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the three months ended March 31, 2001 and for the years ended December 31, 2000, and 1999


                                                                                          SUBACCOUNTS
                                                            ------------------------------------------------------------------------

                                                                           T.Rowe Price                                     AIM
                                                                       International Stock                              V.I. Value
                                                                            Portfolio *                                    Fund *
                                                            ----------------------------------------    ----------------------------
                                                             1/1/2001        1/1/2000      1/1/1999      1/1/2001         1/1/2000
                                                                to              to            to            to               to
                                                             3/31/2001      12/31/2000    12/31/1999     3/31/2001       12/31/2000
                                                            (unaudited)                                 (unaudited)
                                                            -----------     ----------    ----------    -----------     -----------
OPERATIONS
     Net investment income (loss) ......................    $    (2,001)         6,481           35     $    (2,126)           (359)
     Capital gains distributions received ..............              0         39,170          214               0          50,111
     Realized gain (loss) on shares redeemed ...........         (6,733)       (28,712)           0          (6,436)         (8,293)
     Net change in unrealized gain (loss) on investments       (305,274)       (69,108)       3,329        (155,769)       (127,845)
                                                            -----------     ----------     --------     -----------     -----------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................       (314,008)       (52,169)       3,578        (164,331)        (86,386)
                                                            -----------     ----------     --------     -----------     -----------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments .......................         56,442         42,318           43         121,073         156,453
     Policy Loans ......................................       (100,355)             0            0               0          (8,275)
     Policy Loan Repayments and Interest ...............            366              0            0               0              11
     Surrenders, Withdrawals and Death Benefits ........           (989)       (79,363)           0         (11,290)        (39,178)
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................      1,063,289      1,510,628       15,220         271,370       1,096,265
     Withdrawal and Other Charges ......................        (14,616)       (11,651)         (27)        (19,581)        (11,502)
                                                            -----------     ----------     --------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS .....................      1,004,137      1,461,932       15,236         361,572       1,193,774
                                                            -----------     ----------     --------     -----------     -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................        690,129      1,409,763       18,814         197,241       1,107,388

NET ASSETS:
     Beginning of period ...............................      1,428,577         18,814            0       1,201,725          94,337
                                                            -----------     ----------     --------     -----------     -----------
     End of period .....................................    $ 2,118,706      1,428,577     $ 18,814     $ 1,398,966     $ 1,201,725
                                                            ===========     ==========     ========     ===========     ===========


                                                                                  SUBACCOUNTS (Continued)
                                                            -----------------------------------------------------------------------

                                                                AIM                        Janus                          MFS
                                                            V.I. Value                  Aspen Growth                Emerging Growth
                                                               Fund *                    Portfolio *                    Series *
                                                            -----------  ------------------------------------------ ---------------
                                                             1/1/1999     1/1/2001        1/1/2000      1/1/1999       1/1/2001
                                                                to           to              to            to             to
                                                            12/31/1999    3/31/2001      12/31/2000    12/31/1999      3/31/2001
                                                                         (unaudited)                                  (unaudited)
                                                            ----------   -----------     -----------   ----------     -----------
OPERATIONS
     Net investment income (loss) ......................          81     $    (2,401)         16,745          (10)    $    (2,523)
     Capital gains distributions received ..............         738               0          44,267            0               0
     Realized gain (loss) on shares redeemed ...........         (17)        (40,854)        (88,235)         (28)        (56,947)
     Net change in unrealized gain (loss) on investments       4,894        (328,919)       (258,009)       3,357        (811,363)
                                                            --------     -----------     -----------     --------     -----------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................       5,696        (372,174)       (285,232)       3,319        (870,833)
                                                            --------     -----------     -----------     --------     -----------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments .......................       3,832         219,832         208,451        9,107         100,565
     Policy Loans ......................................           0        (193,129)        (80,746)           0               0
     Policy Loan Repayments and Interest ...............           0             732             101            0               0
     Surrenders, Withdrawals and Death Benefits ........           0         (27,665)       (162,898)           0         (27,787)
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................      84,865         413,985       2,301,161       10,000       2,781,871
     Withdrawal and Other Charges ......................         (56)        (22,249)        (18,306)         (26)        (21,050)
                                                            --------     -----------     -----------     --------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS .....................      88,641         391,506       2,247,763       19,081       2,833,599
                                                            --------     -----------     -----------     --------     -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................      94,337          19,332       1,962,531       22,400       1,962,766

NET ASSETS:
     Beginning of period ...............................           0       1,984,931          22,400            0       1,448,475
                                                            --------     -----------     -----------     --------     -----------
     End of period .....................................    $ 94,337     $ 2,004,263     $ 1,984,931     $ 22,400     $ 3,411,241
                                                            ========     ===========     ===========     ========     ===========


                                                                     SUBACCOUNTS (Continued)
                                                           -------------------------------------------------------------------------

                                                                         MFS                    American          Franklin Templeton
                                                                  Emerging Growth           Century VP Value          Small Cap
                                                                       Series *                   Fund **              Fund ***
                                                           ---------------------------   ------------------------ ------------------
                                                                1/1/2000     1/1/1999     1/1/2001      1/1/2000       1/1/2001
                                                                   to           to           to            to             to
                                                               12/31/2000   12/31/1999    3/31/2001    12/31/2000      3/31/2001
                                                                                         (unaudited)                  (unaudited)
                                                              -----------   ----------   ----------    ----------     ----------
OPERATIONS
     Net investment income (loss) ......................         (2,330)         (2)    $   7,350          (391)    $    (2,374)
     Capital gains distributions received ..............         33,878           0             0            65               0
     Realized gain (loss) on shares redeemed ...........        (37,087)        (29)           81           139        (106,233)
     Net change in unrealized gain (loss) on investments       (216,856)        800       (24,012)       33,461        (625,044)
                                                            -----------     -------     ---------     ---------     -----------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................       (222,395)        769       (16,581)       33,274        (733,651)
                                                            -----------     -------     ---------     ---------     -----------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments .......................         87,101       3,779        39,745        23,465          47,111
     Policy Loans ......................................              0           0             0             0               0
     Policy Loan Repayments and Interest ...............              0           0             0             0               0
     Surrenders, Withdrawals and Death Benefits ........        (37,868)          0             0          (523)              0
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................      1,638,385           0       155,663       589,020       1,261,287
     Withdrawal and Other Charges ......................        (21,293)         (3)       (5,375)       (2,975)        (14,987)
                                                            -----------     -------     ---------     ---------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS .....................      1,666,325       3,776       190,033       608,987       1,293,411
                                                            -----------     -------     ---------     ---------     -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................      1,443,930       4,545       173,452       642,261         559,760

NET ASSETS:
     Beginning of period ...............................          4,545           0       642,261             0       2,190,574
                                                            -----------     -------     ---------     ---------     -----------
     End of period .....................................    $ 1,448,475     $ 4,545     $ 815,713     $ 642,261     $ 2,750,334
                                                            ===========     =======     =========     =========     ===========

                                                       SUBACCOUNTS (Continued)
                                                         ------------------
                                                         Franklin Templeton
                                                              Small Cap
                                                              Fund ***

                                                         ------------------
                                                              1/1/2000
                                                                 to
                                                             12/31/2000

                                                            -----------
OPERATIONS

     Net investment income (loss) ......................         (1,288)
     Capital gains distributions received ..............              0
     Realized gain (loss) on shares redeemed ...........        (31,514)
     Net change in unrealized gain (loss) on investments       (283,918)
                                                            -----------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................       (316,720)
                                                            -----------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments .......................      2,052,323
     Policy Loans ......................................              0
     Policy Loan Repayments and Interest ...............              0
     Surrenders, Withdrawals and Death Benefits ........              0
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................        463,935
     Withdrawal and Other Charges ......................         (8,964)
                                                            -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS .....................      2,507,294
                                                            -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................      2,190,574

NET ASSETS:
     Beginning of period ...............................              0
                                                            -----------
     End of period .....................................    $ 2,190,574
                                                            ===========

* Became  available on June 7, 1999 (Note 1)
** Became available on  November  10, 1999 (Note 1)
*** Became  available  on May 1, 2000 (Note 1)


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A36
                                      A10

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the three months ended March 31, 2001 and for the years ended December 31, 2000, and 1999

                                                                                            SUBACCOUNTS
                                                              ----------------------------------------------------------------------
                                                                 American          Prudential       Prudential          Dreyfus
                                                                 Century          SP Alliance        SP Davis           Midcap
                                                                VP Income       Large Cap Growth      Value             Stock
                                                              & Growth Fund       Portfolio****    Portfolio****     Portfolio****
                                                              -------------     ----------------   -------------     -------------
                                                                01/01/2001         01/01/2001        01/01/2001        01/01/2001
                                                                    to                 to                to                to
                                                                03/31/2001         03/31/2001        03/31/2001        03/31/2001
                                                                (unaudited)       (unaudited)        (unaudited)       (unaudited)
                                                              -------------     ----------------   -------------     -------------
OPERATIONS
     Net investment income (loss) ......................       $     1,054        $      (556)       $    (10)       $         0

     Capital gains distributions received ..............                 0                  0               0                  0
     Realized gain (loss) on shares redeemed ...........              (130)              (363)             (1)                 0
     Net change in unrealized gain (loss) on investments           (18,126)          (402,541)         (2,538)              (736)
                                                               -----------        -----------        --------        -----------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................           (17,202)          (403,460)         (2,549)              (736)
                                                               -----------        -----------        --------        -----------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments .......................             3,051             75,446           2,746                486
     Policy Loans ......................................                 0                  0               0                  0
     Policy Loan Repayments and Interest ...............                 0                  0               0                  0
     Surrenders, Withdrawals and Death Benefits ........                 0                  0               0                  0
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................           134,502          1,673,048          37,065             11,395
     Withdrawal and Other Charges ......................              (229)            (2,847)            (54)               (24)
                                                               -----------        -----------        --------        -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS .....................           137,324          1,745,647          39,757             11,857
                                                               -----------        -----------        --------        -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................           120,122          1,342,187          37,208             11,121

NET ASSETS:
     Beginning of period ...............................                 0                  0               0                  0
                                                               -----------        -----------        --------        -----------
     End of period .....................................       $   120,122        $ 1,342,187        $ 37,208        $    11,121
                                                               ===========        ===========        ========        ===========


                                                                                      SUBACCOUNTS (Continued)
                                                               ---------------------------------------------------------------------
                                                                                   Prudential       Janus Aspen      Janus Aspen
                                                                  Dreyfus           Invesco         Invesco VIF    SP Invesco Small
                                                                Small Cap        VIF Utilities      Technology      Company Growth
                                                               Portfolio****       Fund****          Fund****        Portfolio****
                                                               -------------     -------------      -----------    ----------------
                                                                 01/01/2001        01/01/2001        01/01/2001       01/01/2001
                                                                     to                to                to               to
                                                                 03/31/2001        03/31/2001        03/31/2001       03/31/2001
                                                                (unaudited)       (unaudited)      (unaudited)      (unaudited)
                                                               -------------     -------------      -----------    ----------------
OPERATIONS
     Net investment income (loss) ......................       $        38        $        (1)       $     (3)       $       (10)

     Capital gains distributions received ..............                46                  0               0                  0
     Realized gain (loss) on shares redeemed ...........                 0                  0               0                (13)
     Net change in unrealized gain (loss) on investments            (1,677)              (145)         (5,269)            (6,628)
                                                               -----------        -----------        --------        -----------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................            (1,593)              (146)         (5,272)            (6,651)
                                                               -----------        -----------        --------        -----------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments .......................               474                166             (61)             1,776
     Policy Loans ......................................                 0                  0               0                  0
     Policy Loan Repayments and Interest ...............                 0                  0               0                  0
     Surrenders, Withdrawals and Death Benefits ........                 0                  0               0                  0
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................            22,026              4,221          21,399             34,296
     Withdrawal and Other Charges ......................               (30)               (11)            (26)               (56)
                                                               -----------        -----------        --------        -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS .....................            22,470              4,376          21,312             36,016
                                                               -----------        -----------        --------        -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................            20,877              4,230          16,040             29,365

NET ASSETS:
     Beginning of period ...............................                 0                  0               0                  0
                                                               -----------        -----------        --------        -----------
     End of period .....................................       $    20,877        $     4,230        $ 16,040        $    29,365
                                                               ===========        ===========        ========        ===========


                                                                                     SUBACCOUNTS (Continued)
                                                             ---------------------------------------------------------------------
                                                                Oppenheimer        Prudential
                                                             Aggressive Growth      Balanced        Aggressive         SP Pimco
                                                              Service Shares     Service Shares       Growth         Total Return
                                                               Portfolio****      Portfolio****      Fund****        Portfolio****
                                                             -----------------   --------------     ----------       -------------
                                                                01/01/2001        01/01/2001        01/01/2001        01/01/2001
                                                                    to                to                to                to
                                                                03/31/2001        03/31/2001        03/31/2001        03/31/2001
                                                               (unaudited)        (unaudited)       (unaudited)       (unaudited)
                                                             -----------------   --------------     -----------      -------------
OPERATIONS
     Net investment income (loss) ......................       $      (480)       $       (10)       $    215        $      (491)

     Capital gains distributions received ..............                 0                  0           3,415                  0
     Realized gain (loss) on shares redeemed ...........            (1,254)                (3)              0                  9
     Net change in unrealized gain (loss) on investments          (620,994)            (1,750)         (7,901)            30,042
                                                               -----------        -----------        --------        -----------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................          (622,728)            (1,763)         (4,271)            29,560
                                                               -----------        -----------        --------        -----------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments .......................           108,700              3,259             417             (5,657)
     Policy Loans ......................................                 0                  0               0                  0
     Policy Loan Repayments and Interest ...............                 0                  0               0                  0
     Surrenders, Withdrawals and Death Benefits ........                 0                  0               0                  0
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................         1,551,162             25,734          25,078          1,174,319
     Withdrawal and Other Charges ......................            (2,552)               (36)            (31)              (150)
                                                               -----------        -----------        --------        -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS .....................         1,657,310             28,957          25,464          1,168,512
                                                               -----------        -----------        --------        -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................         1,034,582             27,194          21,193          1,198,072

NET ASSETS:
     Beginning of period ...............................                 0                  0               0                  0
                                                               -----------        -----------        --------        -----------
     End of period .....................................       $ 1,034,582        $    27,194        $ 21,193        $ 1,198,072
                                                               ===========        ===========        ========        ===========

**** Became available on October 16, 2000 (Note 1)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A36
                                      A11

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the three months ended March 31, 2001 and for the years ended December 31, 2000, and 1999

                                                                          SUBACCOUNTS
                                                             -----------------------------------------
                                                               Prudential              Janus Aspen
                                                                SP Pimco          International Growth
                                                               High Yield            Service Shares
                                                             Portfolio****            Portfolio****
                                                             -----------------------------------------
                                                               01/01/2001              01/01/2001
                                                                   to                       to
                                                               03/31/2001              03/31/2001
                                                              (unaudited)              (unaudited)
                                                             -----------------------------------------
OPERATIONS
     Net investment income (loss) ......................        $     0                 $    (323)
     Capital gains distributions received ..............              0                         0
     Realized gain (loss) on shares redeemed ...........              0                      (150)
     Net change in unrealized gain (loss) on investments            (36)                 (195,200)
                                                                -------                 ---------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................            (36)                 (195,673)
                                                                -------                 ---------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments .......................            495                    38,801
     Policy Loans ......................................              0                         0
     Policy Loan Repayments and Interest ...............              0                         0
     Surrenders, Withdrawals and Death Benefits ........              0                         0
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................          1,007                   943,771
     Withdrawal and Other Charges ......................            (10)                   (1,629)
                                                                -------                 ---------
NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS .....................          1,492                   980,943
                                                                -------                 ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................          1,456                   785,270

NET ASSETS:
     Beginning of period ...............................              0                         0
                                                                -------                 ---------
     End of period .....................................        $ 1,456                 $ 785,270
                                                                =======                 =========

**** Became available on October 16, 2000 (Note 1)


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A23 THROUGH A36
                                      A12

                        NOTES TO FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                           March 31, 2001 (unaudited)

Note 1: General

     Pruco Life Variable Universal Account (the "Account") was established on April 17, 1989 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from sales of the Pruselect I, Pruselect II, effective November 10, 1999 Pruselect III, effective May 1, 2000 Survivorship Variable Universal Life ("SVUL") and effective February 12, 2001 Pruco Life PruLife Custom Premier ("VUL") contracts are invested in the Account as directed by the contract owners.

     The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are fourty two subaccounts within the Account, thirty two of which are available to Pruselect III contract owners. Each subaccount invests in its corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or its corresponding non-Prudential administered fund. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

     Beginning June 7, 1999, the following five additional non-Prudential administered subaccounts became available to contract owners for Pruselect I and Pruselect II, beginning on November 10, 1999 as discussed above, they became available for Pruselect III contract owners and beginning on May 1, 2000 they became available for Survivorship Variable Universal Life contract owners: AIM V.I. Value Fund; American Century VP Value Fund; Janus Aspen Growth Portfolio; MFS Emerging Growth Series; and the T. Rowe Price International Stock Portfolio.

     Beginning October 16, 2000, the following seventeen additional subaccounts became available to Pruselect III contract owners: Franklin Small Cap Fund
     - Class 2; American Century VP Income & Growth Fund; SP Alliance Large Cap Growth Portfolio; SP Davis Value Portfolio; Dreyfus Midcap Stock Portfolio; Dreyfus Small Cap Portfolio, SP Small/Mid Cap Value Portfolio; Goldman VIT CORE Small Cap Equity Fund; Invesco VIF - Utilities Fund; Invesco VIF - Technology Fund; SP INVESCO Small Company Growth Portfolio; Janus Aspen Aggressive Growth Portfolio - Service Shares, Janus Aspen Balanced Portfolio - Service Shares; Oppenheimer Aggressive Growth Fund/VA - Service Shares; SP PIMCO Total Return Portfolio; SP PIMCO High Yield Portfolio; and the Janus Aspen International Growth Portfolio - Service Shares.

     At March 31, 2001 there were no balances pertaining to the SP Small/Mid Cap Value Portfolio and Goldman VIT CORE Small Cap Equity Fund in the accounts.


                                      A13

Note 2: Significant Accounting Policies

     The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

     Investments - The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio.

     Security Transactions - Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

     Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.


                                      A14

Note 3: Investment Information for The Pruco Life Variable Universal Account

     The net asset value per share for each portfolio of the Series Fund, or the non-Prudential administered variable funds, the number of shares (rounded) of each portfolio held by the Account and the aggregate cost of investments in such shares at March 31, 2001 were as follows: (unaudited)

                                 Prudential        Prudential                      Prudential       Prudential
                                    Money         Diversified      Prudential       Flexible       Conservative
                                   Market             Bond           Equity          Managed         Balanced
                                  Portfolio        Portfolio       Portfolio        Portfolio        Portfolio
                                 ----------       -----------      ----------      ----------      ------------
Number of shares (rounded):        4,481,924        5,658,137        2,068,957         391,466        3,161,783
Net asset value per share:       $     10.00      $     11.75      $     22.03      $    15.35      $     13.95
Cost:                            $44,819,242      $63,279,430      $54,322,441      $6,788,752      $48,000,094


                                 Prudential       Prudential
                                 High Yield         Stock          Prudential       Prudential      Prudential
                                    Bond            Index            Value            Global         Jennison
                                  Portfolio       Portfolio        Portfolio         Portfolio       Portfolio
                                 ----------      -----------       -----------      -----------     -----------
Number of shares (rounded):         688,786         5,521,240          530,504          573,978         415,232
Net asset value per share:       $     6.42      $      34.07      $     19.75      $     20.62     $     19.15
Cost:                            $4,898,100      $171,315,449      $10,517,856      $12,499,281     $10,071,722


                                T. Rowe Price                         Janus             MFS          American
                                International      AIM V.I.           Aspen          Emerging        Century
                                    Stock           Value             Growth          Growth          Value
                                  Portfolio          Fund           Portfolio         Series          Fund
                                -------------    ----------       -----------       ---------       ---------
Number of shares (rounded):         165,783          57,761           91,477           166,078       125,494
Net asset value per share:       $    12.78      $    24.22       $    21.91        $    20.54      $   6.50
Cost:                            $2,489,759      $1,677,687       $2,587,834        $4,438,660      $806,264


                                 Franklin         American         Prudential       Prudential      Dreyfus
                                 Templeton       Century VP       SP Alliance        SP Davis       Midcap
                                 Small Cap    Income & Growth   Large Cap Growth       Value         Stock
                                 Portfolio          Fund            Portfolio        Portfolio     Portfolio
                                 ----------   ---------------   ----------------    ----------     ---------
Number of shares (rounded):         164,003        19,007            183,861          4,049             876
Net asset value per share:       $    16.77      $   6.32         $     7.30        $  9.19         $ 12.70
Cost:                            $3,659,296      $138,248         $1,744,728        $39,746         $11,857


                                      A15

Note 3: Investment Information for The Pruco Life Variable Universal Account (Continued)

                                                                                              Prudential        Janus Aspen
                                             Dreyfus          Invesco       Invesco VIF    SP Invesco Small  Aggressive Growth
                                            Small Cap     VIF Utilities      Technology    Company Growth     Service Shares
                                            Portfolio          Fund             Fund          Portfolio          Portfolio
                                           ----------     -------------     -----------    ----------------  ------------------
        Number of shares (rounded):              582             218              963            4,624              42,401
        Net asset value per share:           $ 35.86          $19.39          $ 16.66          $  6.35          $    24.40
        Cost:                                $22,554          $4,375          $21,309          $35,993          $1,655,576


                                           Janus Aspen     Oppenheimer       Prudential    Prudential        Janus Aspen
                                             Balanced      Aggressive         SP Pimco      SP Pimco    International Growth
                                          Service Shares     Growth         Total Return   High Yield      Service Shares
                                            Portfolio         Fund           Portfolio      Portfolio         Portfolio
                                          --------------   -----------      ------------   ----------   --------------------
        Number of shares (rounded):            1,156            488             111,865          143            30,795
        Net asset value per share:           $ 23.52        $ 43.46          $    10.71       $10.17          $  25.50
        Cost:                                $28,944        $29,094          $1,168,030       $1,492          $980,470

Note 4: Contract Owner Unit Information

     Outstanding contract owner units (rounded), unit values and total value of contract owner equity at March 31, 2001 were as follows: (unaudited)

                                                                                               SUBACCOUNTS
                                                                     --------------------------------------------------------------
                                                                      Prudential       Prudential                        Prudential
                                                                        Money         Diversified      Prudential        Flexible
                                                                        Market            Bond           Equity           Managed
                                                                      Portfolio        Portfolio       Portfolio         Portfolio
                                                                     -----------      -----------      -----------      -----------
     Contract Owner Units Outstanding (Pruselect I - rounded) .          281,834        4,101,012          573,605           67,550
     Unit Value (Pruselect I) .................................      $   1.71193      $   2.30803      $   3.58040       $  2.66002
                                                                     -----------      -----------      -----------       ----------

     Contract Owner Equity (Pruselect I) ......................      $   482,480      $ 9,465,259      $ 2,053,735       $  179,684
                                                                     -----------      -----------      -----------       ----------

     Contract Owner Units Outstanding (Pruselect II - rounded)        17,416,744       22,044,405        0,744,085        1,683,210
     Unit Value (Pruselect II) ................................      $   1.71193      $   2.30803      $   3.58040       $  2.66002
                                                                     -----------      -----------      -----------       ----------
     Contract Owner Equity (Pruselect II) .....................      $29,816,247      $50,879,148      $38,468,122       $4,477,372
                                                                     -----------      -----------      -----------       ----------

     Contract Owner Units Outstanding (Pruselect III - rounded)       10,068,233        5,220,768        4,888,760          658,299
     Unit Value (Pruselect III) ...............................      $   1.08288      $   1.13223      $   0.97534       $  0.94646
                                                                     -----------      -----------      -----------       ----------
     Contract Owner Equity (Pruselect III) ....................      $10,902,688      $ 5,911,110      $ 4,768,203       $  623,054
                                                                     -----------      -----------      -----------       ----------

     Contract Owner Units Outstanding (VUL - rounded) .........           75,403                0                0              N/A
     Unit Value (VUL) .........................................      $   1.00376      $   1.00924      $   0.94408       $      N/A
                                                                     -----------      -----------      -----------       ----------
     Contract Owner Equity (VUL) ..............................      $    75,687      $         0      $         0       $      N/A
                                                                     -----------      -----------      -----------       ----------

     Contract Owner Units Outstanding (SVUL - rounded) ........        3,381,389          200,402          303,362          793,119
     Unit Value (SVUL) ........................................      $   1.04754      $   1.13568      $   0.95290       $  0.91902
                                                                     -----------      -----------      -----------       ----------
     Contract Owner Equity (SVUL) .............................      $ 3,542,140      $   227,593      $   289,074       $  728,892
                                                                     -----------      -----------      -----------       ----------
     Total Contract Owner Equity ..............................      $44,819,242      $66,483,110      $45,579,134       $6,009,002
                                                                     ===========      ===========      ===========       ==========


                                      A16

                                                                                        SUBACCOUNTS (Continued)
                                                                    ----------------------------------------------------------------
                                                                     Prudential        Prudential      Prudential
                                                                    Conservative       High Yield        Stock           Prudential
                                                                       Balanced           Bond           Index             Value
                                                                      Portfolio        Portfolio       Portfolio         Portfolio
                                                                    ------------       ----------      ----------       -----------
     Contract Owner Units Outstanding (Pruselect I - rounded) .        4,990,861          28,068         6,938,447          220,480
     Unit Value (Pruselect I) .................................      $   2.42837      $  2.15867      $    3.87568      $   3.84202
                                                                     -----------      -----------     ------------      -----------
     Contract Owner Equity (Pruselect I) ......................      $12,119,657      $   60,590      $ 26,891,198      $   847,089
                                                                     -----------      ----------      ------------      -----------

     Contract Owner Units Outstanding (Pruselect II - rounded)        12,045,628       1,098,182        36,165,496        1,135,906
     Unit Value (Pruselect II) ................................      $   2.42837      $  2.15867      $    3.87568      $   3.84202
                                                                     -----------      ----------      ------------      -----------
     Contract Owner Equity (Pruselect II) .....................      $29,251,242      $2,370,613      $140,165,890      $ 4,364,174
                                                                     -----------      ----------      ------------      -----------

     Contract Owner Units Outstanding (Pruselect III - rounded)        2,392,042       1,776,788        22,255,358        4,177,031
     Unit Value (Pruselect III) ...............................      $   0.97290      $  0.98048      $    0.86129      $   1.19655
                                                                     -----------      ----------      ------------      -----------
     Contract Owner Equity (Pruselect III) ....................      $ 2,327,218      $1,742,105      $ 19,168,317      $ 4,998,026
                                                                     -----------      ----------      ------------      -----------


     Contract Owner Units Outstanding (VUL - rounded) .........             N/A                0               185              N/A
     Unit Value (VUL) .........................................      $      N/A       $  0.97546      $    0.94048      $       N/A
                                                                     -----------      ----------      ------------      -----------
     Contract Owner Equity (VUL) ..............................      $      N/A       $        0      $        174      $       N/A
                                                                     -----------      ----------      ------------      -----------

     Contract Owner Units Outstanding (SVUL - rounded) ........          430,566         256,072         2,317,118          233,831
     Unit Value (SVUL) ........................................      $   0.94936      $  0.97120      $    0.81268      $   1.14680
                                                                     -----------      ----------      ------------      ------------
     Contract Owner Equity (SVUL) .............................      $   408,762      $  248,697      $  1,883,075      $   268,157
                                                                     -----------      ----------      ------------      -----------

     Total Contract Owner Equity ..............................      $44,106,879      $4,422,005      $188,108,654      $10,477,446
                                                                     ===========      ==========      ============      ===========


                                                                                       SUBACCOUNTS (Continued)
                                                                     -----------------------------------------------------------
                                                                                                        T. Rowe
                                                                      Prudential      Prudential     International     AIM V.I.
                                                                        Global         Jennison          Stock          Value
                                                                      Portfolio       Portfolio        Portfolio         Fund
                                                                     -----------      ----------     -------------    ----------
     Contract Owner Units Outstanding (Pruselect I - rounded) .                0               0               0               0
     Unit Value (Pruselect I) .................................      $   1.84750      $  2.45840      $  0.90278      $  0.88432
                                                                     -----------      ----------      ----------      ----------
     Contract Owner Equity (Pruselect I) ......................      $         0      $        0      $        0      $        0
                                                                     -----------      ----------      ----------      ----------


     Contract Owner Units Outstanding (Pruselect II - rounded)         4,257,605         947,751         562,800         595,387
     Unit Value (Pruselect II) ................................      $   1.84750      $  2.45840      $  0.90278      $  0.88432
                                                                     -----------      ----------      ----------      ----------
     Contract Owner Equity (Pruselect II) .....................      $ 7,865,925      $2,329,951      $  508,085      $  526,513
                                                                     -----------      ----------      ----------      ----------


     Contract Owner Units Outstanding (Pruselect III - rounded)        4,125,056       5,048,640       1,501,914         245,638
     Unit Value (Pruselect III) ...............................      $   0.86590      $  0.79732      $  0.81908      $  0.83297
                                                                     -----------      ----------      ----------      ----------
     Contract Owner Equity (Pruselect III) ....................      $ 3,571,886      $4,025,382      $1,230,187      $  204,609
                                                                     -----------      ----------      ----------      ----------


     Contract Owner Units Outstanding (VUL - rounded) .........              N/A             181             N/A             N/A
     Unit Value (VUL) .........................................      $       N/A      $  0.93260      $      N/A      $      N/A
                                                                     -----------      ----------      ----------      ----------
     Contract Owner Equity (VUL) ..............................      $       N/A      $      168      $      N/A      $      N/A
                                                                     -----------      ----------      ----------      ----------

     Contract Owner Units Outstanding (SVUL - rounded) ........          548,106       2,400,264         516,655         904,020
     Unit Value (SVUL) ........................................      $   0.72543      $  0.66501      $  0.73634      $  0.73875
                                                                     -----------      ----------      ----------      ----------
     Contract Owner Equity (SVUL) .............................      $   397,613      $1,596,200      $  380,434      $  667,844
                                                                     -----------      ----------      ----------      ----------
     Total Contract Owner Equity ..............................      $11,835,424      $7,951,701      $2,118,706      $1,398,966
                                                                     ===========      ==========      ==========      ==========


                                      A17

                                                                                    SUBACCOUNTS (Continued)
                                                                     -------------------------------------------------------

                                                                       Janus            MFS       American       Franklin
                                                                       Aspen         Emerging     Century        Templeton
                                                                       Growth         Growth       Value         Small Cap
                                                                     Portfolio        Series        Fund         Portfolio
                                                                     ----------    ------------  -----------    ------------
     Contract Owner Units Outstanding (Pruselect I - rounded) .               0               0            0            N/A
     Unit Value (Pruselect I) .................................      $  0.90287    $    0.93505  $   1.01999    $       N/A
                                                                     ----------    ------------  -----------    -----------
     Contract Owner Equity (Pruselect I) ......................      $        0    $          0  $         0    $       N/A
                                                                     ----------    ------------  -----------    -----------

     Contract Owner Units Outstanding (Pruselect II - rounded)           62,206          85,996        3,881            N/A
     Unit Value (Pruselect II) ................................      $  0.90287    $    0.93505  $   1.01999    $       N/A
                                                                     ----------    ------------  -----------    -----------
     Contract Owner Equity (Pruselect II) .....................      $   56,164    $     80,411  $     3,959    $       N/A
                                                                     ----------    ------------  -----------    -----------

     Contract Owner Units Outstanding (Pruselect III - rounded)       1,334,871       3,283,429      153,910      3,297,277
     Unit Value (Pruselect III) ...............................      $  0.80091    $    0.79643  $   1.12701    $   0.65887
                                                                     ----------    ------------  -----------    -----------
     Contract Owner Equity (Pruselect III) ....................      $1,069,112    $  2,615,021  $   173,458    $ 2,172,477
                                                                     ----------    ------------  -----------    -----------

     Contract Owner Units Outstanding (VUL - rounded) .........             N/A             N/A          N/A            N/A
     Unit Value (VUL) .........................................      $      N/A    $        N/A  $       N/A    $       N/A
                                                                     ----------    ------------  -----------    -----------
     Contract Owner Equity (VUL) ..............................      $      N/A    $        N/A  $       N/A    $       N/A
                                                                     ----------    ------------  -----------    -----------

     Contract Owner Units Outstanding (SVUL - rounded) ........       1,271,591       1,217,032      540,242       857,329
     Unit Value (SVUL) ........................................      $  0.69125    $    0.58816  $   1.18150    $   0.67402
                                                                     ----------    ------------  -----------    -----------
     Contract Owner Equity (SVUL) .............................      $  878,987    $    715,809  $   638,296    $   577,857
                                                                     ----------    ------------  -----------    -----------
     Total Contract Owner Equity ..............................      $2,004,263    $  3,411,241  $   815,713    $ 2,750,334
                                                                     ==========    ============  ============   ===========


                                                                                          SUBACCOUNTS (Continued)
                                                                    ---------------------------------------------------------------
                                                                      American          Prudential        Prudential      Dreyfus
                                                                     Century VP         SP Allince         SP Davis        Midcap
                                                                   Income & Growth   Large Cap Growth        Value         Stock
                                                                        Fund             Portfolio        Portfolio      Portfolio
                                                                   ---------------   ----------------     ----------     ---------
     Contract Owner Units Outstanding (Pruselect I - rounded) .            N/A                 N/A              N/A            N/A
     Unit Value (Pruselect I) .................................      $     N/A         $       N/A        $     N/A     $      N/A
                                                                     ---------         -----------        ---------     ----------
     Contract Owner Equity (Pruselect I) ......................      $     N/A         $       N/A        $     N/A     $      N/A
                                                                     ---------         -----------        ---------     ----------

     Contract Owner Units Outstanding (Pruselect II - rounded)             N/A                 N/A              N/A            N/A
     Unit Value (Pruselect II) ................................      $     N/A         $       N/A        $     N/A     $      N/A
                                                                     ---------         -----------        ---------     ----------
     Contract Owner Equity (Pruselect II) .....................      $     N/A         $       N/A        $     N/A     $      N/A
                                                                     ---------         -----------        ---------     ----------

     Contract Owner Units Outstanding (Pruselect III - rounded)        139,751           1,728,397           38,533         12,786
     Unit Value (Pruselect III) ...............................      $ 0.85954         $   0.77655        $ 0.96124     $  0.86979
                                                                     ---------         -----------        ---------     ----------
     Contract Owner Equity (Pruselect III) ....................      $ 120,122         $ 1,342,187        $  37,039     $   11,121
                                                                     ---------         -----------        ---------     ----------

     Contract Owner Units Outstanding (VUL - rounded) .........            N/A                   0              178            N/A
     Unit Value (VUL) .........................................      $     N/A         $   0.93095        $ 0.95114     $      N/A
                                                                     ---------         -----------        ---------     ----------
     Contract Owner Equity (VUL) ..............................      $     N/A         $         0        $     169     $      N/A
                                                                     ---------         -----------        ---------     ----------

     Contract Owner Units Outstanding (SVUL - rounded) ........            N/A                 N/A              N/A            N/A
     Unit Value (SVUL) ........................................      $     N/A         $       N/A        $     N/A     $      N/A
                                                                     ---------         -----------        ---------     ----------
     Contract Owner Equity (SVUL) .............................      $     N/A         $       N/A        $     N/A     $      N/A
                                                                     ---------         -----------        ---------     ----------
     Total Contract Owner Equity ..............................      $ 120,122         $ 1,342,187        $  37,208     $   11,121
                                                                     =========         ===========        =========     ==========


                                      A18

                                                                                     SUBACCOUNTS (Continued)
                                                                     ----------------------------------------------------------
                                                                                                                 Prudential
                                                                      Dreyfus        Invesco      Invesco VIF  SP Invesco Small
                                                                     Small Cap    VIF Utilities   Technology   Company Growth
                                                                     Portfolio        Fund           Fund         Portfolio
                                                                     ---------    -------------   -----------  ----------------
     Contract Owner Units Outstanding (Pruselect I - rounded) .            N/A             N/A           N/A            N/A
     Unit Value (Pruselect I) .................................      $     N/A     $       N/A     $     N/A     $      N/A
                                                                     ---------     -----------     ---------     ----------
     Contract Owner Equity (Pruselect I) ......................      $     N/A     $       N/A     $     N/A     $      N/A
                                                                     ---------     -----------     ---------     ----------

     Contract Owner Units Outstanding (Pruselect II - rounded)             N/A             N/A           N/A            N/A
     Unit Value (Pruselect II) ................................      $     N/A     $       N/A     $     N/A     $      N/A
                                                                     ---------     -----------     ---------     ----------
     Contract Owner Equity (Pruselect II) .....................      $     N/A     $       N/A     $     N/A     $      N/A
                                                                     ---------     -----------     ---------     ----------

     Contract Owner Units Outstanding (Pruselect III - rounded)         42,836           4,764        42,997         45,313
     Unit Value (Pruselect III) ...............................      $ 0.48736     $   0.88788     $ 0.37304     $  0.64805
                                                                     ---------     -----------     ---------     ----------
     Contract Owner Equity (Pruselect III) ....................      $  20,877     $     4,230     $  16,040     $   29,365
                                                                     ---------     -----------     ---------     ----------

     Contract Owner Units Outstanding (VUL - rounded) .........            N/A     $       N/A     $     N/A     $      N/A
     Unit Value (VUL) .........................................      $     N/A     $       N/A     $     N/A     $  0.89545
                                                                     ---------     -----------     ---------     ----------
     Contract Owner Equity (VUL) ..............................      $     N/A     $       N/A     $     N/A     $      N/A
                                                                     ---------     -----------     ---------     ----------

     Contract Owner Units Outstanding (SVUL - rounded) ........            N/A             N/A           N/A            N/A
     Unit Value (SVUL) ........................................      $     N/A     $       N/A     $     N/A     $      N/A
                                                                     ---------     -----------     ---------     ----------
     Contract Owner Equity (SVUL) .............................      $     N/A     $       N/A     $     N/A     $      N/A
                                                                     ---------     -----------     ---------     ----------
     Total Contract Owner Equity ..............................      $  20,877     $     4,230     $  16,040     $   29,365
                                                                     =========     ===========     =========     ==========


                                                                                      SUBACCOUNTS (Continued)
                                                                  ------------------------------------------------------------
                                                                    Janus Aspen      Janus Aspen    Oppenheimer    Prudential
                                                                  Aggressive Growth    Balanced     Aggressive      SP Pimco
                                                                   Service Shares   Service Shares    Growth      Total Return
                                                                      Portfolio       Portfolio        Fund         Portfolio
                                                                  ----------------- --------------  -----------   ------------
     Contract Owner Units Outstanding (Pruselect I - rounded) .              N/A             N/A           N/A            N/A
     Unit Value (Pruselect I) .................................      $       N/A     $       N/A     $     N/A     $      N/A
                                                                     -----------     -----------     ---------     ----------
     Contract Owner Equity (Pruselect I) ......................      $       N/A     $       N/A     $     N/A     $      N/A
                                                                     -----------     -----------     ---------     ----------

     Contract Owner Units Outstanding (Pruselect II - rounded)               N/A             N/A           N/A            N/A
     Unit Value (Pruselect II) ................................      $       N/A     $       N/A     $     N/A     $      N/A
                                                                     -----------     -----------     ---------     ----------
     Contract Owner Equity (Pruselect II) .....................      $       N/A     $       N/A     $     N/A     $      N/A
                                                                     -----------     -----------     ---------     ----------

     Contract Owner Units Outstanding (Pruselect III - rounded)        1,998,921          29,208        36,388      1,123,716
     Unit Value (Pruselect III)................................      $   0.51757     $   0.93105     $ 0.58242     $  1.06617
                                                                     -----------     -----------     ---------     ----------
     Contract Owner Equity (Pruselect III).....................      $ 1,034,582     $    27,194     $  21,193     $1,198,072

     Contract Owner Units Outstanding (VUL - rounded) .........              N/A     $       N/A     $     N/A     $      N/A
     Unit Value (VUL) .........................................      $       N/A     $       N/A     $     N/A     $      N/A
                                                                     -----------     -----------     ---------     ----------
     Contract Owner Equity (VUL) ..............................      $       N/A     $       N/A     $     N/A     $      N/A
                                                                     -----------     -----------     ---------     ----------

     Contract Owner Units Outstanding (SVUL - rounded) ........              N/A             N/A           N/A            N/A
     Unit Value (SVUL) ........................................      $       N/A     $       N/A     $     N/A     $      N/A
                                                                     -----------     -----------     ---------     ----------
     Contract Owner Equity (SVUL) .............................      $       N/A     $       N/A     $     N/A     $      N/A
                                                                     -----------     -----------     ---------     ----------
     Total Contract Owner Equity ..............................      $ 1,034,582     $    27,194     $  21,193     $1,198,072
                                                                     ===========     ===========     =========     ==========


                                      A19

                                                                          SUBACCOUNTS (Continued)
                                                                    -----------------------------------
                                                                     Prudential        Janus Aspen
                                                                      SP Pimco     International Growth
                                                                     High Yield      Service Shares
                                                                     Portfolio          Portfolio
                                                                    -----------    --------------------
     Contract Owner Units Outstanding (Pruselect I - rounded) .              N/A                N/A
     Unit Value (Pruselect I) .................................     $        N/A     $          N/A
                                                                    ------------     --------------
     Contract Owner Equity (Pruselect I) ......................     $        N/A     $          N/A
                                                                    ------------     --------------

     Contract Owner Units Outstanding (Pruselect II - rounded)               N/A                N/A
     Unit Value (Pruselect II) ................................     $        N/A     $          N/A
                                                                    ------------     --------------
     Contract Owner Equity (Pruselect II) .....................     $        N/A     $          N/A
                                                                    ------------     --------------

     Contract Owner Units Outstanding (Pruselect III - rounded)            1,404          1,054,719
     Unit Value (Pruselect III) ...............................     $    1.03670     $      0.74453
                                                                    ------------     --------------
     Contract Owner Equity (Pruselect III) ....................     $      1,456     $      785,270
                                                                    ------------     --------------

     Contract Owner Units Outstanding (VUL - rounded) .........              N/A                N/A
     Unit Value (VUL) .........................................     $        N/A     $          N/A
                                                                    ------------     --------------
     Contract Owner Equity (VUL) ..............................     $        N/A     $          N/A
                                                                    ------------     --------------

     Contract Owner Units Outstanding (SVUL - rounded) ........              N/A                N/A
     Unit Value (SVUL) ........................................     $        N/A     $          N/A
                                                                    ------------     --------------
     Contract Owner Equity (SVUL) .............................     $        N/A     $          N/A
                                                                    ------------     --------------
     Total Contract Owner Equity ..............................     $      1,456     $      785,270
                                                                    ============     ==============


                                      A20

Note 5: Charges and Expenses

     A. Mortality Risk and Expense Risk Charges

     The mortality risk and expense risk charges, at an effective annual rate of up to 0.90% for Pruselect I, Pruselect II and SVUL contracts, 0.50% for Pruselect III contracts, and 0.45% for VUL contracts are applied daily against the net assets representing equity of contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life. Pruco Life intends to charge only 0.60% on Pruselect I and Pruselect II contracts, but reserves the right to make the full 0.90% charge. Pruco Life intends to charge only 0.20% on Pruselect III contracts but reserves the right to make the full 0.50% charge. For VUL contracts Pruco Life intends to charge only 0.25% but reserves the right to charge 0.45%.

     B. Partial Withdrawal Charge

     A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a Pruselect I or Pruselect II and Pruselect III, SVUL or VUL contracts respectively.

     C. Cost of Insurance and Other Related Charges

     Contract owners contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract.

Note 6: Taxes

     Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                      A21

Note 7: Unit Activity

     Transactions in units (including transfers among subaccounts) for the period ended March 31, 2001 2000 and 1999 were as follows:

                                                                                SUBACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                                       Prudential                                        Prudential
                                                       Money Market                                   Diversified Bond
                                                        Portfolio                                         Portfolio
                                       --------------------------------------------     --------------------------------------------
                                        01/01/2001      01/01/2000       01/01/1999      01/01/2001      01/01/2000      01/01/1999
                                            to              to               to              to              to              to
                                        03/31/2001      12/31/2000       12/31/1999      03/31/2001      12/31/2000      12/31/1999
                                       (unaudited)                                      (unaudited)
                                       --------------------------------------------     --------------------------------------------
     Contract Owner Contributions:     52,332,967       64,085,060       13,870,279       8,615,703       8,172,817       5,773,771
     Contract Owner Redemptions :     (52,966,733)     (46,189,540)      (8,349,759)     (3,213,362)     (4,232,367)     (3,482,099)


                                                                         SUBACCOUNTS (Continued)
                                       ---------------------------------------------------------------------------------------------
                                                       Prudential                                      Prudential
                                                         Equity                                     Flexible Managed
                                                        Portfolio                                       Portfolio
                                       ------------------------------------------       --------------------------------------------
                                        01/01/2001     01/01/2000      01/01/1999       01/01/2001      01/01/2000       01/01/1999
                                            to             to              to               to              to               to
                                        03/31/2001     12/31/2000      12/31/1999       03/31/2001      12/31/2000       12/31/1999
                                       (unaudited)                                     (unaudited)
                                       ------------------------------------------      ---------------------------------------------
     Contract Owner Contributions:      5,227,545       8,421,103       3,528,860       1,769,468         874,616         1,991,070
     Contract Owner Redemptions :      (2,173,550)     (6,532,966)     (5,248,863)     (2,003,680)       (650,643)      (10,795,219)


                                                                         SUBACCOUNTS (Continued)
                                       ---------------------------------------------------------------------------------------------
                                                        Prudential                                     Prudential
                                                   Conservative Balanced                             High Yield Bond
                                                         Portfolio                                      Portfolio
                                       ------------------------------------------       --------------------------------------------
                                       01/01/2001       01/01/2000     01/01/1999       01/01/2001      01/01/2000       01/01/1999
                                           to               to             to               to              to               to
                                       03/31/2001       12/31/2000     12/31/1999       03/31/2001      12/31/2000       12/31/1999
                                      (unaudited)                                       (unaudited)
                                      -------------------------------------------       --------------------------------------------
     Contract Owner Contributions:      2,330,265       5,851,301       3,818,833       1,882,207         876,102           232,862
     Contract Owner Redemptions :      (2,587,089)     (5,759,276)     (3,154,189)       (229,316)       (544,754)         (494,213)


                                                                         SUBACCOUNTS (Continued)
                                       ---------------------------------------------------------------------------------------------
                                                        Prudential                                     Prudential
                                                        Stock Index                                       Value
                                                         Portfolio                                      Portfolio
                                       -------------------------------------------      --------------------------------------------
                                       01/01/2001       01/01/2000      01/01/1999      01/01/2001      01/01/2000       01/01/1999
                                           to               to              to              to              to               to
                                       03/31/2001       12/31/2000      12/31/1999      03/31/2001      12/31/2000       12/31/1999
                                       (unaudited)                                      (unaudited)
                                       -------------------------------------------      -------------------------------------------
     Contract Owner Contributions:     19,646,544       21,332,741      10,380,525        261,841       9,681,462       3,603,113
     Contract Owner Redemptions :      (8,836,909)      (7,355,825)     (8,588,993)       (48,463)     (8,313,964)     (4,068,251)


                                                                         SUBACCOUNTS (Continued)
                                       ---------------------------------------------------------------------------------------------
                                                        Prudential                                    Prudential
                                                          Global                                       Jennison
                                                        Portfolio                                      Portfolio
                                       -------------------------------------------      --------------------------------------------
                                        01/01/2001      01/01/2000      01/01/1999      01/01/2001     01/01/2000      01/01/1999
                                            to              to              to              to             to              to
                                        03/31/2001      12/31/2000      12/31/1999      03/31/2001     12/31/2000      12/31/1999
                                       (unaudited)                                     (unaudited)
                                       -------------------------------------------     --------------------------------------------
     Contract Owner Contributions:      3,042,192       4,333,195       2,831,806       8,543,007       5,213,110       1,880,279
     Contract Owner Redemptions :      (5,302,847)     (1,762,380)     (1,636,224)     (4,855,036)     (2,401,833)     (1,058,268)


* Became  available on June 7, 1999 (Note 1)
** Became available on November 10, 1999 (Note 1)
*** Became available on May 1, 2000 (Note 1)
**** Became available on October 16, 2000 (Note 1)


                                      A22

                                                                             SUBACCOUNTS
                                     -----------------------------------------------------------------------------------------
                                                        T. Rowe                                     AIM V.I.
                                                  International Stock                                Value
                                                       Portfolio*                                     Fund*
                                     --------------------------------------------     ----------------------------------------
                                       01/01/2001      01/01/2000      06/07/1999     01/01/2001    01/01/2000     06/07/1999
                                           to              to              to             to            to             to
                                       03/31/2001      12/31/2000      12/31/1999     03/31/2001    12/31/2000     12/31/1999
                                       (unaudited)                                    (unaudited)
                                     --------------------------------------------     ----------------------------------------
     Contract Owner Contributions:      1,308,577       1,890,017          29,489       544,434      1,415,785       88,424
     Contract Owner Redemptions :        (177,073)       (454,566)        (15,075)      (94,166)      (201,157)      (8,275)


                                                                       SUBACCOUNTS (Continued)
                                      ----------------------------------------------------------------------------------------
                                                         Janus                                        MFS
                                                      Aspen Growth                              Emerging Growth
                                                       Portfolio*                                   Series*
                                      ------------------------------------------    ------------------------------------------
                                        01/01/2001     01/01/2000     06/07/1999    01/01/2001     01/01/2000     06/07/1999
                                            to             to             to            to             to             to
                                        03/31/2001     12/31/2000     12/31/1999    03/31/2001     12/31/2000     12/31/1999
                                       (unaudited)                                  (unaudited)
                                      ------------------------------------------    ------------------------------------------
     Contract Owner Contributions:      1,007,265       3,594,277       28,034       3,304,646       2,099,061      2,762
     Contract Owner Redemptions :        (480,508)     (1,469,767)     (10,635)       (188,131)       (631,881)         0


                                                               SUBACCOUNTS (Continued)
                                      ------------------------------------------------------------------------
                                                American                                Franklin Templeton
                                            Century VP Value                                Small Cap
                                                 Fund**                                      Fund***
                                      -------------------------                     --------------------------
                                       01/01/2001    01/01/2000                     01/01/2001      05/01/2000
                                           to            to                             to              to
                                       03/31/2001    12/31/2000                     03/31/2001      12/31/2000
                                       (unaudited)                                  (unaudited)
                                      -------------------------                     --------------------------
     Contract Owner Contributions:      224,718       555,211                        2,704,550       2,927,579
     Contract Owner Redemptions :       (65,328)      (16,568)                      (1,173,998)       (303,525)


                                                               SUBACCOUNTS (Continued)
                                       --------------------------------------------------------------------
                                                                                           Prudential
                                          American Century VP                              SP Alliance
                                            Income & Growth                              Large Cap Growth
                                                Fund****                                  Portfolio****
                                       -----------------------                         --------------------
                                              01/01/2001                                    01/01/2001
                                                  to                                            to
                                              03/31/2001                                    03/31/2001
                                             (unaudited)                                    (unaudited)
                                       -----------------------                         --------------------
     Contract Owner Contributions:             145,980                                       1,731,450
     Contract Owner Redemptions :               (6,229)                                         (3,053)


                                                               SUBACCOUNTS (Continued)
                                       --------------------------------------------------------------------

                                               Prudential                                     Dreyfus
                                             SP Davis Value                                 Midcap Stock
                                             Portfolio****                                 Portfolio****
                                       -----------------------                         --------------------
                                               01/01/2001                                    01/01/2001
                                                   to                                            to
                                               03/31/2001                                    03/31/2001
                                              (unaudited)                                    (unaudited)
                                       -----------------------                         --------------------
     Contract Owner Contributions:              39,828                                          12,810
     Contract Owner Redemptions :               (1,118)                                            (26)


* Became  available on June 7, 1999 (Note 1)
** Became available on November 10, 1999 (Note 1)
*** Became available on May 1, 2000 (Note 1)
**** Became available on October 16, 2000 (Note 1)


                                      A23

                                                                         SUBACCOUNTS (Continued)
                                                       -----------------------------------------------------------

                                                           Dreyfus               Invesco               Invesco
                                                          Small Cap           VIF Utilities         VIF Technology
                                                        Portfolio****            Fund****              Fund****
                                                       ---------------       ---------------       ---------------
                                                          01/01/2001            01/01/2001            01/01/2001
                                                              to                    to                    to
                                                          03/31/2001            03/31/2001            03/31/2001
                                                          (unaudited)          (unaudited)            (unaudited)
                                                       ---------------       ---------------       ---------------
     Contract Owner Contributions:                          42,888                4,776                 43,048
     Contract Owner Redemptions :                              (58)                 (12)                   (54)


                                                                         SUBACCOUNTS (Continued)
                                                    ---------------------------------------------------------------
                                                        Prudential             Janus Aspen             Janus Aspen
                                                     SP Invesco Small       Aggressive Growth            Balanced
                                                       Company Growth        Service Shares          Service Shares
                                                       Portfolio****          Portfolio****           Portfolio****
                                                    -----------------      ------------------        ---------------
                                                        01/01/2001              01/01/2001              01/01/2001
                                                            to                      to                      to
                                                        03/31/2001              03/31/2001              03/31/2001
                                                       (unaudited)             (unaudited)             (unaudited)
                                                    -----------------      -------------------       --------------
     Contract Owner Contributions:                         50,824              2,006,476                 31,075
     Contract Owner Redemptions :                          (5,511)                (7,555)                (1,867)


                                                                         SUBACCOUNTS (Continued)
                                                   ---------------------------------------------------------------
                                                        Oppenheimer             Prudential             Prudential
                                                         Aggressive              SP Pimco               SP Pimco
                                                           Growth              Total Return            High Yield
                                                          Fund****            Portfolio****          Portfolio****
                                                   ---------------------------------------------------------------
                                                         01/01/2001             01/01/2001             01/01/2001
                                                             to                     to                     to
                                                         03/31/2001             03/31/2001             03/31/2001
                                                        (unaudited)            (unaudited)            (unaudited)
                                                   ---------------------------------------------------------------
     Contract Owner Contributions:                         36,428              1,124,661                  1,413
     Contract Owner Redemptions :                             (46)                  (946)                    (9)


                                                   SUBACCOUNTS (Continued)
                                                   --------------------------------------
                                                         Janus Aspen
                                                    International Growth
                                                       Service Shares
                                                       Portfolio****
                                                   ---------------------------
                                                         01/01/2001
                                                             to
                                                         03/31/2001
                                                        (unaudited)
                                                   ---------------------------
     Contract Owner Contributions:                       1,056,582
     Contract Owner Redemptions :                           (1,862)

**** Became available on October 16, 2000 (Note 1)


                                      A24

Note 8: Purchases and Sales of Investments

     The aggregate costs of purchases and proceeds from sales of investments in the Series Fund and the non-Prudential administered funds for the period ended March 31, 2001 were as follows: (unaudited)

                                           Prudential         Prudential                              Prudential
                                             Money            Diversified           Prudential         Flexible
                                             Market              Bond                 Equity            Managed
                                           Portfolio           Portfolio            Portfolio          Portfolio
                                          ------------        ------------          -----------        -----------
     Purchases ................          $ 14,947,667         $ 13,631,101         $ 6,242,222        $ 1,989,907
     Sales: ...................          $(17,744,882)        $ (4,344,092)        $(3,941,921)       $(4,234,008)


                                           Prudential          Prudential          Prudential
                                          Conservative         High Yield             Stock           Prudential
                                            Balanced              Bond                Index             Value
                                           Portfolio            Portfolio           Portfolio         Portfolio
                                         -------------        -----------          ----------         ----------
     Purchases .................         $ 2,476,585          $ 1,976,114          $ 26,074,675       $ 421,384
     Sales: ....................         $(5,145,123)         $  (319,566)         $(16,813,285)      $ (76,634)


                                                                                  T. Rowe Price
                                          Prudential           Prudential          International        AIM V.I.
                                            Global              Jennison               Stock             Value
                                          Portfolio             Portfolio           Portfolio*           Fund *
                                         -----------          ------------         -------------      -----------
     Purchases .................         $ 3,025,238          $ 7,809,435          $  1,158,118         433,813
     Sales: ....................         $(9,598,595)         $(6,354,967)         $   (155,982)        (74,365)


                                             Janus                 MFS                American           Franklin
                                             Aspen              Emerging               Century          Templeton
                                             Growth              Growth                 Value           Small Cap
                                           Portfolio*            Series*               Fund**          Portfolio***
                                         ------------         ------------         ------------      --------------
     Purchases .................         $   751,577          $ 3,022,573          $    251,588      $ 2,252,003
     Sales: ....................         $  (362,473)         $  (191,498)         $    (62,920)     $  (960,967)


                                            American            Prudential           Prudential         Dreyfus
                                           Century VP          SP Alliance           SP Davis           Mid Cap
                                        Income & Growth      Large Cap Growth          Value             Stock
                                            Fund****           Portfolio****        Portfolio****    Portfolio****
                                        ---------------      ----------------       -------------    -------------
     Purchases .................         $   143,872          $ 1,755,819          $     40,903      $    11,855
     Sales: ....................         $    (6,595)         $   (10,728)         $     (1,156)     $        (0)


* Became  available on June 7, 1999 (Note 1)
** Became available on November 10, 1999 (Note 1)
*** Became available on May 1, 2000 (Note 1)
**** Became available on October 16, 2000 (Note 1)


                                      A25

                                                                                                                 Prudential
                                           Dreyfus                  Invesco               Invesco             SP Invesco Small
                                          Small Cap              VIF Utilities         VIF Technology          Company Growth
                                        Portfolio****               Fund****              Fund****             Portfolio ****
                                         ---------------         --------------        ---------------        ----------------
     Purchases .................        $     22,466             $      4,375          $      21,309           $       40,525
     Sales: ....................        $         (0)            $          0          $           0           $       (4,519)


                                            Janus Aspen             Janus Aspen          Oppenheimer              Prudential
                                         Aggressive Growth           Balanced             Aggressive               SP Pimco
                                           Service Shares         Service Shares            Growth               Total Return
                                           Portfolio****           Portfolio****           Fund****             Portfolio ****
                                        ------------------       ---------------       ---------------        -----------------
     Purchases .................        $  1,669,416                   30,824          $      25,460           $     1,169,407
     Sales: ....................        $    (12,586)                  (1,877)         $           0           $        (1,386)


                                                                  Janus Aspen
                                            Prudential            International
                                             SP Pimco                Growth
                                            High Yield           Service Shares
                                          Portfolio ****          Portfolio****
                                        ------------------      ----------------
     Purchases .................        $      1,492                  986,723
     Sales: ....................        $         (0)                  (6,102)

**** Became available on October 16, 2000 (Note 1)


                                      A26

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2000

                                                                                             SUBACCOUNTS
                                                                --------------------------------------------------------------------
                                                                PRUDENTIAL         PRUDENTIAL                            PRUDENTIAL
                                                                  MONEY            DIVERSIFIED        PRUDENTIAL          FLEXIBLE
                                                                  MARKET              BOND              EQUITY             MANAGED
                                                                PORTFOLIO           PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                                -----------        -----------        -----------        -----------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered funds,
    at net asset value [Note 3] ........................        $46,985,994        $54,921,491        $48,301,654        $ 8,798,212
                                                                -----------        -----------        -----------        -----------
  Net Assets ...........................................        $46,985,994        $54,921,491        $48,301,654        $ 8,798,212
                                                                -----------        -----------        -----------        -----------

NET ASSETS, representing:
  Equity of contract owners [Note 4] ...................        $46,985,994        $54,921,491        $48,301,654        $ 8,798,212
                                                                -----------        -----------        -----------        -----------
                                                                $46,985,994        $54,921,491        $48,301,654        $ 8,798,212
                                                                ===========        ===========        ===========        ===========






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A53 THROUGH A59



                                      A28

                                                 SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
  PRUDENTIAL     PRUDENTIAL     PRUDENTIAL                                                 T. ROWE PRICE
 CONSERVATIVE    HIGH YIELD       STOCK        PRUDENTIAL     PRUDENTIAL     PRUDENTIAL    INTERNATIONAL
AIM V.I.
   BALANCED         BOND          INDEX           VALUE         GLOBAL        JENNISON         STOCK          VALUE
  PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO        FUND
 ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

 $ 48,914,788   $  2,681,334   $205,122,327   $ 10,506,601   $ 19,965,873   $  8,449,434   $  1,428,577   $  1,201,725
 ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
 $ 48,914,788   $  2,681,334   $205,122,327   $ 10,506,601   $ 19,965,873   $  8,449,434   $  1,428,577   $  1,201,725
 ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

 $ 48,914,788   $  2,681,334   $205,122,327   $ 10,506,601   $ 19,965,873   $  8,449,434   $  1,428,577   $  1,201,725
 ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
 $ 48,914,788   $  2,681,334   $205,122,327   $ 10,506,601   $ 19,965,873   $  8,449,434   $  1,428,577   $  1,201,725
 ============   ============   ============   ============   ============   ============   ============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A53 THROUGH A59



                                      A29

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2000

                                                                                          SUBACCOUNTS (CONTINUED)
                                                                       -------------------------------------------------------------
                                                                         JANUS             MFS           AMERICAN
                                                                         ASPEN          EMERGING          CENTURY          FRANKLIN
                                                                        GROWTH           GROWTH          VP VALUE          SMALL CAP
                                                                       PORTFOLIO         SERIES            FUND              FUND
                                                                       ----------       ----------       ----------       ----------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] .........................       $1,984,931       $1,448,475       $  642,261       $2,190,574
                                                                       ----------       ----------       ----------       ----------
  Net Assets ...................................................       $1,984,931       $1,448,475       $  642,261       $2,190,574
                                                                       ----------       ----------       ----------       ----------

NET ASSETS, representing:
  Equity of contract owners [Note 4] ...........................       $1,984,931       $1,448,475       $  642,261       $2,190,574
                                                                       ----------       ----------       ----------       ----------
                                                                       $1,984,931       $1,448,475       $  642,261       $2,190,574
                                                                       ==========       ==========       ==========       ==========




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A53 THROUGH A59



                                      A30

                      [THIS PAGE INTENTIONALLY LEFT BLANK]












                                      A31

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF OPERATIONS
For the periods ended December 31, 2000, 1999 and 1998

                                                                         SUBACCOUNTS
                                           -----------------------------------------------------------------------------
                                                         PRUDENTIAL                             PRUDENTIAL
                                                           MONEY                                DIVERSIFIED
                                                           MARKET                                  BOND
                                                         PORTFOLIO                               PORTFOLIO
                                           -------------------------------------  --------------------------------------
                                               2000         1999         1998         2000         1999          1998
                                           -----------  -----------  -----------  -----------  -----------   -----------
INVESTMENT INCOME
  Dividend income .......................  $ 1,271,067  $   835,985  $   461,945  $ 2,992,796  $         0   $ 2,359,120
                                           -----------  -----------  -----------  -----------  -----------   -----------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ...........................      118,314      102,057       53,117      275,864      253,044       229,634
  Reimbursement for excess expenses
    [Note 5C] ...........................            0            0            0            0            0             0
                                           -----------  -----------  -----------  -----------  -----------   -----------
NET EXPENSES ............................      118,314      102,057       53,117      275,864      253,044       229,634
                                           -----------  -----------  -----------  -----------  -----------   -----------

NET INVESTMENT INCOME (LOSS) ............    1,152,753      733,928      408,828    2,716,932     (253,044)    2,129,486
                                           -----------  -----------  -----------  -----------  -----------   -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ..            0            0            0        5,872      114,761       128,093
  Realized gain (loss) on shares redeemed            0            0            0       23,979      (24,825)      173,161
  Net change in unrealized gain (loss)
    on investments ......................            0            0            0    1,433,451     (406,752)      (29,348)
                                           -----------  -----------  -----------  -----------  -----------   -----------
NET GAIN (LOSS) ON INVESTMENTS ..........            0            0            0    1,463,302     (316,816)      271,906
                                           -----------  -----------  -----------  -----------  -----------   -----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ............................  $ 1,152,753  $   733,928  $   408,828  $ 4,180,234  $  (569,860)  $ 2,401,392
                                           ===========  ===========  ===========  ===========  ===========   ===========







           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A53 THROUGH A59



                                      A32

                                                    SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
                                                          PRUDENTIAL                                PRUDENTIAL
                PRUDENTIAL                                 FLEXIBLE                                CONSERVATIVE
                  EQUITY                                    MANAGED                                  BALANCED
                PORTFOLIO                                  PORTFOLIO                                PORTFOLIO
----------------------------------------   ---------------------------------------   ---------------------------------------
     2000          1999          1998          2000          1999          1998          2000          1999          1998
------------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
$    881,331   $   716,887   $   860,120   $   320,218   $     1,508   $ 1,147,432   $ 1,841,778   $ 2,010,476   $ 1,965,960
------------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------



     268,208       263,130       284,011        53,834       111,448       209,364       298,161       289,895       271,618

           0             0             0             0             0             0             0             0             0
------------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
     268,208       263,130       284,011        53,834       111,448       209,364       298,161       289,895       271,618
------------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

     613,123       453,757       576,109       266,384      (109,940)      938,068     1,543,617     1,720,581     1,694,342
------------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------


   7,809,669     5,076,635     5,026,484       125,023       382,730     3,419,770       375,291       270,329     2,703,038
    (640,258)    1,953,344     4,779,486       (65,199)     (650,961)      353,509      (105,800)      (17,659)      935,553

  (6,091,333)   (1,836,843)   (5,230,122)     (540,683)    2,299,575    (1,305,317)   (2,348,399)      959,440      (276,688)
------------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

   1,078,078     5,193,136     4,575,848      (480,859)    2,031,344     2,467,962    (2,078,908)    1,212,110     3,361,903
------------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------


$  1,691,201   $ 5,646,893   $ 5,151,957   $  (214,475)  $ 1,921,404   $ 3,406,030   $  (535,291)  $ 2,932,691   $ 5,056,245
============   ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========







           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A53 THROUGH A59



                                      A33

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT


STATEMENTS OF OPERATIONS
For the periods ended December 31, 2000, 1999 and 1998

                                                                                 SUBACCOUNTS
                                           --------------------------------------------------------------------------------------
                                                            PRUDENTIAL                                 PRUDENTIAL
                                                            HIGH YIELD                                    STOCK
                                                               BOND                                       INDEX
                                                            PORTFOLIO                                   PORTFOLIO
                                           ------------------------------------------   -----------------------------------------
                                               2000           1999           1998           2000           1999          1998
                                           ------------   ------------   ------------   ------------   ------------  ------------
INVESTMENT INCOME
  Dividend income .......................  $    340,268   $      8,128   $    261,439   $  1,798,252   $  1,908,245  $  1,729,752
                                           ------------   ------------   ------------   ------------   ------------  ------------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ...........................        16,723         16,950         15,665      1,219,165      1,068,971       820,541
  Reimbursement for excess expenses
    [Note 5C] ...........................             0              0              0              0              0             0
                                           ------------   ------------   ------------   ------------   ------------  ------------

NET EXPENSES ............................        16,723         16,950         15,665      1,219,165      1,068,971       820,541
                                           ------------   ------------   ------------   ------------   ------------  ------------

NET INVESTMENT INCOME (LOSS) ............       323,545         (8,822)       245,774        579,087        839,274       909,211
                                           ------------   ------------   ------------   ------------   ------------  ------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ..             0              0              0      7,138,260      2,384,852     2,499,196
  Realized gain (loss) on shares redeemed       (76,032)       (58,390)        (4,633)     6,533,279      5,878,374     5,771,729
  Net change in unrealized gain (loss)
    on investments ......................      (498,772)       181,106       (334,049)   (34,812,832)    24,251,918    24,590,569
                                           ------------   ------------   ------------   ------------   ------------  ------------

NET GAIN (LOSS) ON INVESTMENTS ..........      (574,804)       122,716       (338,682)   (21,141,293)    32,515,144    32,861,494
                                           ------------   ------------   ------------   ------------   ------------  ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ............................  $   (251,259)  $    113,894   $    (92,908)  $(20,562,206)  $ 33,354,418  $ 33,770,705
                                           ============   ============   ============   ============   ============  ============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A53 THROUGH A59



                                      A34

                                                   SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                PRUDENTIAL                                PRUDENTIAL                              PRUDENTIAL
                  VALUE                                     GLOBAL                                 JENNISON
                PORTFOLIO                                 PORTFOLIO                               PORTFOLIO
---------------------------------------   ---------------------------------------  ---------------------------------------
    2000          1999          1998          2000          1999         1998          2000          1999          1998
-----------   -----------   -----------   -----------   -----------   -----------  -----------   -----------   -----------
$   249,584   $   334,015   $   365,234   $   159,024   $    65,033   $   160,959  $     5,000   $     8,827   $     3,905
-----------   -----------   -----------   -----------   -----------   -----------  -----------   -----------   -----------



     64,262        87,421        90,144       129,743        93,204        70,813       41,065        28,413        11,315

          0             0             0             0             0             0            0             0             0
-----------   -----------   -----------   -----------   -----------   -----------  -----------   -----------   -----------

     64,262        87,421        90,144       129,743        93,204        70,813       41,065        28,413        11,315
-----------   -----------   -----------   -----------   -----------   -----------  -----------   -----------   -----------

    185,322       246,594       275,090        29,281       (28,171)       90,146      (36,065)      (19,586)       (7,410)
-----------   -----------   -----------   -----------   -----------   -----------  -----------   -----------   -----------


    725,037     1,617,066       797,222     1,430,049       114,030       536,310    1,146,896       273,783        37,636
 (1,114,620)       87,899     2,673,910       608,912       472,274       235,100      690,399        65,721        22,375

    958,713      (246,900)   (4,107,342)   (6,407,573)    6,341,128     1,531,076   (3,264,936)    1,513,045       478,204
-----------   -----------   -----------   -----------   -----------   -----------  -----------   -----------   -----------

    569,130     1,458,065      (636,210)   (4,368,612)    6,927,432     2,302,486   (1,427,641)    1,852,549       538,215
-----------   -----------   -----------   -----------   -----------   -----------  -----------   -----------   -----------


$   754,452   $ 1,704,659   $  (361,120)  $(4,339,331)  $ 6,899,261   $ 2,392,632  $(1,463,706)  $ 1,832,963   $   530,805
===========   ===========   ===========   ===========   ===========   ===========  ===========   ===========   ===========





           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A53 THROUGH A59



                                      A35

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF OPERATIONS
For the periods ended December 31, 2000, 1999 and 1998


                                                                           SUBACCOUNTS
                                                    --------------------------------------------------------------

                                                        T. ROWE PRICE            AIM                 JANUS
                                                     INTERNATIONAL STOCK      V.I. VALUE          ASPEN GROWTH
                                                         PORTFOLIO *             FUND *             PORTFOLIO *
                                                    --------------------  --------------------  ------------------
                                                       2000       1999       2000       1999      2000      1999
                                                    ----------  --------  ---------  ---------- --------   -------
INVESTMENT INCOME
  Dividend income ...............................   $  8,160    $   68    $   1,438   $  141   $  19,398   $   20
                                                    --------    ------    ---------   ------   ---------   ------
EXPENSES
  Charges to contract owners for assuming
  mortality risk and expense risk
    [Note 5A] ...................................      1,679        33        1,797       60       2,653       30
  Reimbursement for excess expenses
    [Note 5C] ...................................          0         0            0        0           0        0
                                                    --------    ------    ---------   ------   ---------   ------
NET EXPENSES ....................................      1,679        33        1,797       60       2,653       30
                                                    --------    ------    ---------   ------   ---------   ------

NET INVESTMENT INCOME (LOSS) ....................      6,481        35         (359)      81      16,745      (10)
                                                    --------    ------    ---------   ------   ---------   ------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ..........     39,170       214       50,111      738      44,267        0
  Realized gain (loss) on shares redeemed .......    (28,712)        0       (8,293)     (17)    (88,235)     (28)
  Net change in unrealized gain (loss) on
    investments .................................    (69,108)    3,329     (127,845)   4,894    (258,009)   3,357
                                                    --------    ------    ---------   ------   ---------   ------

NET GAIN (LOSS) ON INVESTMENTS ..................    (58,650)    3,543      (86,027)   5,615    (301,977)   3,329
                                                    --------    ------    ---------   ------   ---------   ------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ....................................   $(52,169)   $3,578    $ (86,386)  $5,696   $(285,232)  $3,319
                                                    ========    ======    =========   ======   =========   ======


  *  Became available on June 7, 1999 (Note 1)

 **  Became available on November 10, 1999 (Note 1)

***  Became available on May 1, 2000 (Note 1)



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A53 THROUGH A59


                                      A36

                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------
                                  AMERICAN
              MFS                 CENTURY        FRANKLIN
        EMERGING GROWTH           VP VALUE       SMALL CAP
            SERIES *               FUND **       FUND ***
-----------------------------     --------      -----------
      2000           1999           2000           2000
------------        ------        --------      -----------

  $       0         $    0        $    25       $        0
  ---------         ------        -------       ----------



      2,330              2            416            1,288

          0              0              0                0
  ---------         ------        -------       ----------
      2,330              2            416            1,288
  ---------         ------        -------       ----------

     (2,330)            (2)          (391)          (1,288)
  ---------         ------        -------       ----------

     33,878              0             65                0
    (37,087)           (29)           139          (31,514)

   (216,856)           800         33,461         (283,918)
  ---------         ------        -------       ----------

   (220,065)           771         33,665         (315,432)
  ---------         ------        -------       ----------


  $(222,395)        $  769        $33,274       $ (316,720)
  =========         ======        =======       ==========






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A53 THROUGH A59



                                      A37

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000, 1999 and 1998


                                                                                         SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------
                                                                                                         PRUDENTIAL
                                                                 PRUDENTIAL                              DIVERSIFIED
                                                                MONEY MARKET                                BOND
                                                                  PORTFOLIO                               PORTFOLIO
                                                 ---------------------------------------   ---------------------------------------
                                                     2000            1999        1998          2000       1999           1998
                                                 ------------     ----------  ----------   ----------- ------------   -----------
OPERATIONS
  Net investment income (loss) ................. $  1,152,753  $    733,928  $   408,828  $  2,716,932  $  (253,044) $  2,129,486
  Capital gains distributions received .........            0             0            0         5,872      114,761       128,093
  Realized gain (loss) on shares redeemed ......            0             0            0        23,979      (24,825)      173,161
  Net change in unrealized gain (loss) on
    investments ................................            0             0            0     1,433,451     (406,752)      (29,348)
                                                 ------------  ------------  -----------  ------------  -----------  ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ...................................    1,152,753       733,928      408,828     4,180,234     (569,860)    2,401,392
                                                 ------------  ------------  -----------  ------------  -----------  ------------

PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ..................   44,459,867    14,681,921    8,459,179     4,263,006    4,403,759     4,026,378
  Policy Loans .................................            0             0            0          (527)        (153)      (10,790)
  Policy Loan Repayments and Interest ..........            0             0            0           409          399            85
  Surrenders, Withdrawals and Death
    Benefits ...................................     (602,015)     (487,668)      48,094    (3,637,754)    (525,927)   (5,421,341)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option .......................  (18,533,813)   (6,419,780)  (5,068,699)    5,408,010    1,276,029     4,043,371
  Withdrawal and Other Charges .................     (511,219)     (442,288)    (258,516)     (546,647)    (461,017)     (491,540)
                                                 ------------  ------------  -----------  ------------  -----------  ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ....................................   24,812,820     7,332,176    3,180,058     5,486,497    4,693,090     2,146,163
                                                 ------------  ------------  -----------  ------------  -----------  ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RETAINED IN THE
  ACCOUNT [Note 7] .............................            0             0       (1,722)            0            0       (35,755)
                                                 ------------  ------------  -----------  ------------  -----------  ------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS ...................................   25,965,573     8,066,104    3,587,164     9,666,731    4,123,230     4,511,800

NET ASSETS:
  Beginning of period ..........................   21,020,421    12,954,317    9,367,153    45,254,760   41,131,530    36,619,730
                                                 ------------  ------------  -----------  ------------  -----------  ------------
  End of period ................................ $ 46,985,994  $ 21,020,421  $12,954,317  $ 54,921,491  $45,254,760  $ 41,131,530
                                                 ============  ============  ===========  ============  ===========  ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A53 THROUGH A59


                                      A38


                                                   SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

             PRUDENTIAL                                 PRUDENTIAL                                      PRUDENTIAL
               EQUITY                                FLEXIBLE MANAGED                              CONSERVATIVE BALANCED
              PORTFOLIO                                  PORTFOLIO                                       PORTFOLIO
------------  ------------  ----------      -----------------------------------------    ------------------------------------------
   2000          1999          1998            2000            1999           1998          2000            1999           1998
------------  ------------  ----------      ---------       ----------     ----------    -----------    ------------    -----------

$   613,123   $   453,757    $  576,109     $ 266,384       $ (109,940)   $   938,068   $  1,543,617    $  1,720,581    $ 1,694,342
  7,809,669     5,076,635     5,026,484       125,023          382,730      3,419,770        375,291         270,329      2,703,038
   (640,258)    1,953,344     4,779,486       (65,199)        (650,961)       353,509       (105,800)        (17,659)       935,553

 (6,091,333)   (1,836,843)   (5,230,122)     (540,683)       2,299,575     (1,305,317)    (2,348,399)        959,440       (276,688)
-----------   -----------   -----------    ----------       ----------    -----------   ------------    ------------   ------------



  1,691,201     5,646,893     5,151,957      (214,475)       1,921,404      3,406,030       (535,291)      2,932,691      5,056,245
-----------   -----------   -----------    ----------       ----------    -----------   ------------    ------------   ------------



  9,193,270     4,684,781     5,974,743       546,487          641,303      2,727,720      3,499,380       1,545,758      6,161,137
     (1,004)       (6,740)      (16,155)         (718)            (200)       (13,509)             0               0            (15)
      1,158         1,776         2,348           765            1,440          2,543              0               0            976

 (2,266,921)   (4,842,312)  (11,366,743)     (443,137)     (22,131,312)    (1,109,742)    (5,864,906)     (2,737,605)       (41,543)

 (4,718,266)   (6,140,793)   (6,233,542)     (387,303)      (3,703,401)    (9,445,233)       879,974       3,457,685    (11,038,745)
   (529,082)     (570,661)     (750,093)     (110,137)        (167,745)      (300,968)      (656,935)       (630,939)      (628,277)
-----------   -----------   -----------    ----------       ----------    -----------   ------------    ------------   ------------



  1,679,155    (6,873,949)  (12,389,442)     (394,043)     (25,359,915)    (8,139,189)    (2,142,487)      1,634,899     (5,546,467)
-----------   -----------   -----------    ----------       ----------    -----------   ------------    ------------   ------------


          0             0      (378,339)            0                0         99,015              0               0         (6,712)
-----------   -----------   -----------    ----------       ----------    -----------   ------------    ------------   ------------

  3,370,356    (1,227,056)   (7,615,824)     (608,518)     (23,438,511)    (4,634,144)    (2,677,778)      4,567,590       (496,934)


 44,931,298    46,158,354    53,774,178     9,406,730        32,845,241    37,479,385     51,592,566      47,024,976     47,521,910
-----------   -----------   -----------    ----------       -----------   -----------   ------------    ------------   ------------
$48,301,654   $44,931,298   $46,158,354    $8,798,212       $ 9,406,730   $32,845,241   $ 48,914,788    $ 51,592,566   $ 47,024,976
===========   ===========   ===========    ==========       ===========   ============  ============    ============   ============






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A53 THROUGH A59



                                      A39

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000, 1999 and 1998


                                                                                    SUBACCOUNTS
                                                 -----------------------------------------------------------------------------------
                                                                 PRUDENTIAL                              PRUDENTIAL
                                                               HIGH YIELD BOND                           STOCK INDEX
                                                                  PORTFOLIO                               PORTFOLIO
                                                 -----------------------------------------  ----------------------------------------
                                                    2000          1999            1998          2000         1999           1998
                                                 -----------   ------------   ------------  -----------   -----------   -----------
OPERATIONS
  Net investment income (loss) ................ $   323,545    $    (8,822)   $   245,774  $    579,087  $    839,274  $    909,211
  Capital gains distributions received ........           0              0              0     7,138,260     2,384,852     2,499,196
  Realized gain (loss) on shares redeemed .....     (76,032)       (58,390)        (4,633)    6,533,279     5,878,374     5,771,729
  Net change in unrealized gain (loss) on
    investments ...............................    (498,772)       181,106       (334,049)  (34,812,832)   24,251,918    24,590,569
                                                -----------    -----------    -----------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..................................    (251,259)       113,894        (92,908)  (20,562,206)   33,354,418    33,770,705
                                                -----------    -----------    -----------  ------------  ------------  ------------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments .................     250,497        245,021        637,224    15,165,260    13,998,881    13,077,570
  Policy Loans ................................           0              0              0        (1,602)      (16,721)      (19,574)
  Policy Loan Repayments and Interest .........           0              0              0         1,607         1,041           144
  Surrenders, Withdrawals and Death
    Benefits ..................................    (477,910)      (307,785)        (1,826)  (16,632,045)  (10,598,966)     (432,906)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option ......................     552,605       (466,171)       556,432    20,039,370     6,749,174    11,664,940
  Withdrawal and Other Charges ................     (46,531)       (51,266)       (67,806)   (1,794,353)   (1,633,867)   (1,454,112)
                                                -----------    -----------    -----------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ...................................     278,661       (580,201)     1,124,024    16,778,237     8,499,542    22,836,062
                                                -----------    -----------    -----------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ............................           0              0         (1,836)            0             0        42,339
                                                -----------    -----------    -----------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS ..................................      27,402       (466,307)     1,029,280    (3,783,969)   41,853,960    56,649,106

NET ASSETS:
  Beginning of period .........................   2,653,932      3,120,239      2,090,959   208,906,296   167,052,336   110,403,230
                                                -----------    -----------    -----------  ------------  ------------  ------------
  End of period ............................... $ 2,681,334    $ 2,653,932    $ 3,120,239  $205,122,327  $208,906,296  $167,052,336
                                                ===========    ===========    ===========  ============  ============  ============





           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A53 THROUGH A59



                                      A40


                                                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------    ----------------------------------------    -------------------------------------
                PRUDENTIAL                                   PRUDENTIAL
                  VALUE                                        GLOBAL                             PRUDENTIAL JENNISON
                PORTFOLIO                                     PORTFOLIO                               PORTFOLIO
-----------------------------------------    ----------------------------------------    -------------------------------------
   2000           1999          1998             2000          1999          1998          2000         1999          1998
----------     ----------    ----------      -----------    -----------   -----------    ----------   ---------     ----------

$    185,322   $    246,594  $    275,090     $     29,281  $    (28,171) $     90,146   $   (36,065) $   (19,586)  $    (7,410)
     725,037      1,617,066       797,222        1,430,049       114,030       536,310     1,146,896      273,783        37,636
  (1,114,620)        87,899     2,673,910          608,912       472,274       235,100       690,399       65,721        22,375

     958,713       (246,900)   (4,107,342)      (6,407,573)    6,341,128     1,531,076    (3,264,936)   1,513,045       478,204
------------   ------------  ------------     ------------  ------------  ------------   -----------  -----------   -----------


     754,452      1,704,659      (361,120)      (4,339,331)    6,899,261     2,392,632    (1,463,706)   1,832,963       530,805
------------   ------------  ------------     ------------  ------------  ------------   -----------  -----------   -----------


     692,081        355,583       260,870        3,240,926     2,076,557     1,832,043       629,297      144,235        75,139
        (240)       (12,069)            0                0             0             0       (51,204)           0             0
         459            139             0                0             0             0            68            0             0

  (9,281,673)      (497,594)   (8,141,933)        (361,885)   (1,963,919)      (16,418)   (3,809,762)     (13,816)            0

   3,930,744     (1,279,058)    7,241,853         (713,479)    2,397,693    (1,739,609)    6,436,466    2,170,749     1,234,490
    (114,552)      (175,220)     (248,861)        (176,007)     (134,514)     (128,121)     (114,674)     (46,761)      (22,311)
------------   ------------  ------------     ------------  ------------  ------------   -----------  -----------   -----------



  (4,773,181)    (1,608,219)     (888,071)       1,989,555     2,375,817       (52,105)    3,090,191    2,254,407     1,287,318
------------   ------------  ------------     ------------  ------------  ------------   -----------  -----------   -----------


           0              0       (15,048)               0             0       (27,164)            0            0        32,534
------------   ------------  ------------     ------------  ------------  ------------   -----------  -----------   -----------

  (4,018,729)        96,440    (1,264,239)      (2,349,776)    9,275,078     2,313,363     1,626,485    4,087,370     1,850,657


  14,525,330     14,428,890    15,693,129       22,315,649    13,040,571    10,727,208     6,822,949    2,735,579       884,922
------------   ------------  ------------     ------------  ------------  ------------   -----------  -----------   -----------
$ 10,506,601   $ 14,525,330  $ 14,428,890     $ 19,965,873  $ 22,315,649  $ 13,040,571   $ 8,449,434  $ 6,822,949   $ 2,735,579
============   ============  ============     ============  ============  ============   ===========  ===========   ===========






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A53 THROUGH A59


                                      A41

                             FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2000, 1999 and 1998


                                                                                 SUBACCOUNTS
                                                  ----------------------------------------------------------------------------

                                                        T. ROWE PRICE                  AIM                      JANUS
                                                     INTERNATIONAL STOCK            V.I. VALUE               ASPEN GROWTH
                                                          PORTFOLIO *                 FUND *                  PORTFOLIO *
                                                  -----------------------   -------------------------  -----------------------
                                                       2000       1999          2000         1999         2000         1999
                                                  -----------   ---------   -----------   -----------  ----------   ----------
OPERATIONS
  Net investment income (loss) ................   $    6,481    $     35    $      (359)  $       81   $   16,745   $     (10)
  Capital gains distributions received ........       39,170         214         50,111          738       44,267           0
  Realized gain (loss) on shares redeemed .....      (28,712)          0         (8,293)         (17)     (88,235)        (28)
  Net change in unrealized gain (loss) on
    investments ...............................      (69,108)      3,329       (127,845)       4,894     (258,009)      3,357
                                                  ----------    --------    -----------   ----------   ----------   ---------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..................................      (52,169)      3,578        (86,386)       5,696     (285,232)      3,319
                                                  ----------    --------    -----------   ----------   ----------   ---------
PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments .................       42,318          43        156,453        3,832      208,451       9,107
  Policy Loans ................................            0           0         (8,275)           0      (80,746)          0
  Policy Loan Repayments and Interest .........            0           0             11            0          101           0
  Surrenders, Withdrawals and Death
    Benefits ..................................      (79,363)          0        (39,178)           0     (162,898)          0
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option ......................    1,510,628      15,220      1,096,265       84,865    2,301,161      10,000
  Withdrawal and Other Charges ................      (11,651)        (27)       (11,502)         (56)     (18,306)        (26)
                                                  ----------    --------    -----------   ----------   ----------   ---------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER
  OPERATING TRANSFERS .........................    1,461,932      15,236      1,193,774       88,641    2,247,763      19,081
                                                  ----------    --------    -----------   ----------   ----------   ---------
NET INCREASE (DECREASE) IN
  NET ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ............................            0           0              0            0            0           0
                                                  ----------    --------    -----------   ----------   ----------   ---------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS ......................................    1,409,763      18,814      1,107,388       94,337    1,962,531      22,400
NET ASSETS:
  Beginning of period .........................       18,814           0         94,337            0       22,400           0
                                                  ----------    --------    -----------   ----------   ----------   ---------
  End of period ...............................   $1,428,577    $ 18,814    $ 1,201,725   $   94,337   $1,984,931   $  22,400
                                                  ==========    ========    ===========   ==========   ==========   =========




  *  Became available on June 7, 1999 (Note 1)

 **  Became available on November 10, 1999 (Note 1)

***  Became available on May 1, 2000 (Note 1)







           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A53 THROUGH A59



                                      A42

 --------------------------------------------------------
                                AMERICAN
         MFS                    CENTURY        FRANKLIN
    EMERGING GROWTH             VP VALUE      SMALL CAP
       SERIES *                  FUND **       FUND ***
 ---------------------         ----------    -----------
   2000        1999               2000          2000
 ----------  ---------         ----------    -----------


$   (2,330)  $     (2)         $    (391)    $   (1,288)
    33,878          0                 65              0
   (37,087)       (29)               139        (31,514)

  (216,856)       800             33,461       (283,918)
----------   --------          ---------     ----------


  (222,395)       769             33,274       (316,720)
----------   --------          ---------     ----------


    87,101      3,779             23,465      2,052,323
         0          0                  0              0
         0          0                  0              0

   (37,868)         0               (523)             0

 1,638,385          0            589,020        463,935
   (21,293)        (3)            (2,975)        (8,964)
----------   --------          ---------     ----------



 1,666,325      3,776            608,987      2,507,294
----------   --------          ---------     ----------


         0          0                  0              0
----------   --------          ---------     ----------

 1,443,930      4,545            642,261      2,190,574

     4,545          0                  0              0
----------   --------          ---------     ----------
$1,448,475   $  4,545          $ 642,261     $2,190,574
==========   ========          =========     ==========






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A53 THROUGH A59


                                      A43

                        NOTES TO FINANCIAL STATEMENTS OF
                 THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                DECEMBER 31, 2000

NOTE 1:   GENERAL

          Pruco Life Variable Universal Account (the "Account") was established on April 17, 1989 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from sales of the Pruselect I, Pruselect II, effective November 10, 1999 Pruselect III, effective May 1, 2000 Survivorship Variable Universal Life ("SVUL") and effective February 12, 2001 Pruco Life PruLife Custom Premier ("VUL") contracts are invested in the Account as directed by the contract owners.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are forty-two subaccounts within the Account, thirty-two of which are available to Pruselect III contract owners. Each subaccount invests in its corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or its corresponding non-Prudential administered fund. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

          Beginning June 7, 1999, the following five additional non-Prudential administered subaccounts became available to contract owners for Pruselect I and Pruselect II, beginning on November 10, 1999 as discussed above, they became available for Pruselect III contract owners and beginning on May 1, 2000 they became available for Survivorship Variable Universal Life contract owners: AIM V.I. Value Fund; American Century VP Value Fund; Janus Aspen Growth Portfolio; MFS Emerging Growth Series; and the T. Rowe Price International Stock Portfolio.

          Beginning October 16, 2000, the following seventeen additional subaccounts became available to Pruselect III contract owners:
          Franklin Small Cap Fund--Class 2; VP Income and Growth Fund; SP Alliance Large Cap Growth Portfolio; SP Davis Value Portfolio; Midcap Stock Portfolio; Small Cap Portfolio; SP Small/Mid Cap Value Portfolio; CORE Small Cap Equity Fund; VIF--Utilities Fund;
          VIF--Technology Fund; SP INVESCO Small Company Growth Portfolio; Janus Aspen Aggressive Growth Portfolio--Service Shares; Janus Aspen Balanced Portfolio--Service Shares; Oppenheimer Aggressive Growth Fund/VA--Service Shares; SP PIMCO Total Return Portfolio; SP PIMCO High Yield Portfolio; and the Janus Aspen International Growth Portfolio--Service Shares.

          At December 31, 2000 there were no balances pertaining to the VP Income and Growth Fund; SP Alliance Large Cap Growth Portfolio; SP Davis Value Portfolio; Midcap Stock Portfolio; Small Cap Portfolio, SP Small/Mid Cap Value Portfolio; CORE Small Cap Equity Fund;
          VIF--Utilities Fund; VIF--Technology Fund; SP INVESCO Small Company Growth Portfolio; Janus Aspen Aggressive Growth Portfolio--Service Shares; Janus Aspen Balanced Portfolio--Service Shares; Oppenheimer Aggressive Growth Fund/VA--Service Shares; SP PIMCO Total Return Portfolio; SP PIMCO High Yield Portfolio; and the Janus Aspen International Growth Portfolio--Service Shares in the accounts.

NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          INVESTMENTS--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio.

          SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.


                                      A44

NOTE 3:   INVESTMENT INFORMATION FOR THE PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

          The net asset value per share for each portfolio of the Series Fund, or the non-Prudential administered variable funds, the number of shares (rounded) of each portfolio held by the Account and the aggregate cost of investments in such shares at December 31, 2000 were as follows:


                                                 PRUDENTIAL       PRUDENTIAL                        PRUDENTIAL       PRUDENTIAL
                                                    MONEY         DIVERSIFIED      PRUDENTIAL        FLEXIBLE       CONSERVATIVE
                                                   MARKET            BOND            EQUITY           MANAGED         BALANCED
                                                  PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                 ----------       -----------      ----------       ----------      -----------
              Number of shares (rounded):          4,698,599        4,868,927         1,971,496          532,257        3,343,468
              Net asset value per share:         $     10.00      $     11.28       $     24.50       $    16.53      $     14.63
              Cost:                              $46,985,994      $53,879,393       $52,426,500       $9,343,395      $50,912,622

                                                 PRUDENTIAL
                                                    HIGH          PRUDENTIAL
                                                    YIELD            STOCK          PRUDENTIAL       PRUDENTIAL      PRUDENTIAL
                                                    BOND             INDEX             VALUE           GLOBAL         JENNISON
                                                  PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                 ----------       ----------        ----------       ----------      ----------
              Number of shares (rounded):            436,699        5,305,803           513,519          845,653          367,847
              Net asset value per share:         $      6.14     $      38.66       $     20.46      $     23.61      $     22.97
              Cost:                              $ 3,274,229     $161,203,107       $10,170,022      $17,782,849      $ 9,634,506

                                                T. ROWE PRICE                          JANUS             MFS          AMERICAN
                                                INTERNATIONAL      AIM V.I.            ASPEN          EMERGING         CENTURY
                                                    STOCK            VALUE            GROWTH           GROWTH         VP VALUE
                                                  PORTFOLIO          FUND            PORTFOLIO         SERIES           FUND
                                                -------------      -------           ---------        --------        ---------
              Number of shares (rounded):             94,796           44,019            74,960           50,207           96,291
              Net asset value per share:         $     15.07       $    27.31       $     26.48      $     28.85       $     6.67
              Cost:                              $ 1,494,356       $1,324,677       $ 2,239,583      $ 1,664,531       $  608,800


                                                  FRANKLIN
                                                  SMALL CAP
                                                    FUND
                                                  ---------
              Number of shares (rounded):            103,622
              Net asset value per share:         $     21.14
              Cost:                              $ 2,474,492



                                      A45

NOTE 4:   CONTRACT OWNER UNIT INFORMATION

          Outstanding contract owner units (rounded), unit values and total value of contract owner equity at December 31, 2000 were as follows:


                                                                                      SUBACCOUNTS
                                                        ---------------------------------------------------------------------------
                                                        PRUDENTIAL      PRUDENTIAL                      PRUDENTIAL     PRUDENTIAL
                                                           MONEY        DIVERSIFIED     PRUDENTIAL       FLEXIBLE     CONSERVATIVE
                                                          MARKET           BOND           EQUITY          MANAGED       BALANCED
                                                         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                        ----------      ------------   -------------   ------------- --------------
              Contract Owner Units Outstanding
                (Pruselect I - rounded) .............        283,180      4,120,370         576,346          67,873      5,026,248
              Unit Value (Pruselect I) ..............   $    1.69086   $    2.22096   $     3.98773   $     2.86872    $   2.54879
                                                        ------------   ------------   -------------   -------------    -----------
              Contract Owner Equity (Pruselect I) ...   $    478,818   $  9,151,177   $   2,298,312   $     194,709    $12,810,851
                                                        ------------   ------------   -------------   -------------    -----------
              Contract Owner Units Outstanding
                (Pruselect II - rounded) ............     20,705,776     19,228,309      11,035,282       2,802,962     13,551,507
              Unit Value (Pruselect II) .............   $    1.69086   $    2.22096   $     3.98773   $     2.86872    $   2.54879
                                                        ------------   ------------   -------------   -------------    -----------
              Contract Owner Equity (Pruselect II) ..   $ 35,010,568   $ 42,705,305   $  44,005,725   $   8,040,913    $34,539,946
                                                        ------------   ------------   -------------   -------------    -----------
              Contract Owner Units Outstanding
                (Pruselect III - rounded) ...........      7,353,933      2,732,335       1,682,707          58,830      1,314,250
              Unit Value (Pruselect III) ............   $    1.06851   $    1.08844   $     1.08522   $     1.01972    $   1.02014
                                                        ------------   ------------   -------------   -------------    -----------
              Contract Owner Equity (Pruselect III) .   $  7,857,751   $  2,973,983   $   1,826,107   $      59,990    $ 1,340,719
                                                        ------------   ------------   -------------   -------------    -----------
              Contract Owner Units Outstanding
                (SVUL - rounded) ....................      3,514,480         83,231         161,482         506,725        223,915
              Unit Value (SVUL) .....................   $    1.03539   $    1.09365   $     1.06210   $     0.99186    $   0.99713
                                                        ------------   ------------   -------------   -------------    -----------
              Contract Owner Equity (SVUL) ..........   $  3,638,857   $     91,026   $     171,510   $     502,600    $   223,272
                                                        ------------   ------------   -------------   -------------    -----------
              TOTAL CONTRACT OWNER EQUITY ...........   $ 46,985,994   $ 54,921,491   $  48,301,654   $   8,798,212    $48,914,788
                                                        ============   ============   =============   =============    ===========



                                                                              SUBACCOUNTS (CONTINUED)
                                                         -----------------------------------------------------------------------
                                                         PRUDENTIAL
                                                            HIGH        PRUDENTIAL
                                                            YIELD          STOCK      PRUDENTIAL      PRUDENTIAL    PRUDENTIAL
                                                            BOND           INDEX         VALUE          GLOBAL       JENNISON
                                                          PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO
                                                         ------------  ------------  ------------     -----------   ------------
              Contract Owner Units Outstanding
                (Pruselect I - rounded) .............         28,203      6,954,931       221,534                0             0
              Unit Value (Pruselect I) ..............    $   2.06759   $    4.40435  $    3.98603      $   2.11852    $  2.95321
                                                         -----------   ------------  ------------      -----------    ----------
              Contract Owner Equity (Pruselect I) ...    $    58,312   $ 30,631,950  $    883,041      $         0    $        0
                                                         -----------   ------------  ------------      -----------    ----------
              Contract Owner Units Outstanding
                (Pruselect II - rounded) ............      1,095,294     36,701,102     1,097,720        7,913,854     2,059,170
              Unit Value (Pruselect II) .............    $   2.06759   $    4.40435  $    3.98603      $   2.11852    $  2.95321
                                                         -----------   ------------  ------------      -----------    ----------
              Contract Owner Equity (Pruselect II) ..    $ 2,264,619   $161,644,499  $  4,375,545      $16,765,658    $6,081,161
                                                         -----------   ------------  ------------      -----------    ----------
              Contract Owner Units Outstanding
                (Pruselect III - rounded) ...........        289,624     11,869,134     4,160,440        2,957,110     1,587,881
              Unit Value (Pruselect III) ............    $   0.93826   $    0.97781  $    1.24018      $   0.99200    $  0.95689
                                                         -----------   ------------  ------------      -----------    ----------
              Contract Owner Equity (Pruselect III) .    $   271,743   $ 11,605,758  $  5,159,694      $ 2,933,453    $1,519,427
                                                         -----------   ------------  ------------      -----------    ----------
              Contract Owner Units Outstanding
                (SVUL - rounded) ....................         93,100      1,341,802        74,176          320,458     1,061,814
              Unit Value (SVUL) .....................    $   0.93083   $    0.92422  $    1.19069      $   0.83244    $  0.79943
                                                         -----------   ------------  ------------      -----------    ----------
              Contract Owner Equity (SVUL) ..........    $    86,660   $  1,240,120  $     88,321      $   266,762    $  848,846
                                                         -----------   ------------  ------------      -----------    ----------
              TOTAL CONTRACT OWNER EQUITY ...........    $ 2,681,334   $205,122,327  $ 10,506,601      $19,965,873    $8,449,434
                                                         ===========   ============  ============      ===========    ==========



                                      A46


                                                                                  SUBACCOUNTS (CONTINUED)
                                                          ------------------------------------------------------------------------

                                                          T. ROWE PRICE                      JANUS           MFS         AMERICAN
                                                          INTERNATIONAL      AIM V.I.        ASPEN        EMERGING        CENTURY
                                                              STOCK           VALUE          GROWTH        GROWTH         VP VALUE
                                                             PORTFOLIO        FUND          PORTFOLIO      SERIES          FUND
                                                          --------------   ----------      -----------    -----------    ---------
              Contract Owner Units Outstanding
                (Pruselect I - rounded) ...............             0               0               0              0             0
              Unit Value (Pruselect I) ................    $  1.06611      $  0.99862      $  1.09279     $  1.31486      $1.03635
                                                           ----------      ----------      ----------     ----------      --------
              Contract Owner Equity (Pruselect I) .....    $        0      $        0      $        0     $        0      $      0
                                                           ----------      ----------      ----------     ----------      --------
              Contract Owner Units Outstanding
                (Pruselect II - rounded) ..............       555,839         585,900          49,994         33,193         2,284
              Unit Value (Pruselect II) ...............    $  1.06611      $  0.99862      $  1.09279     $  1.31486      $1.03635
                                                           ----------      ----------      ----------     ----------      --------
              Contract Owner Equity (Pruselect II) ....    $  592,586      $  585,091      $   54,633     $   43,644      $  2,367
                                                           ----------      ----------      ----------     ----------      --------
              Contract Owner Units Outstanding
                (Pruselect III - rounded) .............       603,043         236,772       1,362,575        740,730        77,443
              Unit Value (Pruselect III) ..............    $  0.96637      $  0.93973      $  0.96847     $  1.11880      $1.14399
                                                           ----------      ----------      ----------     ----------      --------
              Contract Owner Equity (Pruselect III) ...    $  582,763      $  222,502      $1,319,613     $  828,729      $ 88,594
                                                           ----------      ----------      ----------     ----------      --------
              Contract Owner Units Outstanding
                (SVUL - rounded) ......................       290,983         472,105         729,342        696,019       458,916
              Unit Value (SVUL) .......................    $  0.87025      $  0.83484      $  0.83731     $  0.82771      $1.20131
                                                           ----------      ----------      ----------     ----------      --------
              Contract Owner Equity (SVUL) ............    $  253,228      $  394,132      $  610,685     $  576,102      $551,300
                                                           ----------      ----------      ----------     ----------      --------
              Total Contract Owner Equity .............    $1,428,577      $1,201,725      $1,984,931     $1,448,475      $642,261
                                                           ==========      ==========      ==========     ==========      ========


                                                         SUBACCOUNTS (CONTINUED)
                                                         -----------------------
                                                                FRANKLIN
                                                                SMALL CAP
                                                                  FUND
                                                         -----------------------
              Contract Owner Units Outstanding
                (Pruselect I - rounded) ...............               N/A
              Unit Value (Pruselect I) ................      $        N/A
                                                             ------------
              Contract Owner Equity (Pruselect I) .....      $        N/A
                                                             ------------
              Contract Owner Units Outstanding
                (Pruselect II - rounded) ..............               N/A
              Unit Value (Pruselect II) ...............      $        N/A
                                                             ------------
              Contract Owner Equity (Pruselect II) ....      $        N/A
                                                             ------------
              Contract Owner Units Outstanding
                (Pruselect III - rounded) .............         2,136,526
              Unit Value (Pruselect III) ..............      $    0.83098
                                                             ------------
              Contract Owner Equity (Pruselect III) ...      $  1,775,410
                                                             ------------
              Contract Owner Units Outstanding
                (SVUL - rounded) ......................           487,528
              Unit Value (SVUL) .......................      $    0.85157
                                                             ------------
              Contract Owner Equity (SVUL) ............      $    415,164
                                                             ------------
              Total Contract Owner Equity .............      $  2,190,574
                                                             ============


                                      A47

NOTE 5:   CHARGES AND EXPENSES

     A.   Mortality Risk and Expense Risk Charges

          The mortality risk and expense risk charges, at an effective annual rate of up to 0.90% for Pruselect I, Pruselect II and SVUL contracts, 0.50% for Pruselect III contracts, and 0.45% for VUL contracts are applied daily against the net assets representing equity of contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life. Pruco Life intends to charge only 0.60% on Pruselect I and Pruselect II contracts, but reserves the right to make the full 0.90% charge. Pruco Life intends to charge only 0.20% on Pruselect III contracts but reserves the right to make the full 0.50% charge. For VUL contracts Pruco Life intends to charge only 0.25% but reserves the right to charge 0.45%.

     B.   Partial Withdrawal Charge

          A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a Pruselect I or Pruselect II and Pruselect III, SVUL or VUL contracts respectively.

     C.   Expense Reimbursement

          The Account is reimbursed by Pruco Life for Pruselect I and Pruselect II contracts, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for all Zero Coupon Bond Portfolios, 0.45% for the Stock Index Portfolio, 0.50% for the Value Portfolio, 0.55% for the Natural Resources Portfolio, and 0.65% for the High Yield Bond Portfolio of the average daily net assets of these portfolios.

     D.   Cost of Insurance and Other Related Charges

          Contract owners contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract.

NOTE 6:   TAXES

          Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 7:   NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

          The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Pruco Life to (from) the Account. Effective October 13, 1998, Pruco Life no longer maintains a position in the Account. Previously, Pruco Life maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.



                                      A48

NOTE 8:   UNIT ACTIVITY

          Transactions in units (including transfers among subaccounts) for the periods ended December 31, 2000, 1999 and 1998 were as follows:


                                                                                SUBACCOUNTS
                                       ------------------------------------------------------------------------------------------
                                                       PRUDENTIAL                                        PRUDENTIAL
                                                      MONEY MARKET                                    DIVERSIFIED BOND
                                                        PORTFOLIO                                       PORTFOLIO
                                       ------------------------------------------      ------------------------------------------
                                           2000           1999            1998            2000            1999            1998
                                       -----------     -----------    -----------      ----------      -----------    -----------
              Contract Owner
                Contributions:          64,085,060     13,870,279      11,769,929       8,172,817        5,773,771      5,686,444
              Contract Owner
                Redemptions:           (46,189,540)    (8,349,759)     (9,721,732)     (4,232,367)      (3,482,099)    (4,658,242)


                                                                      SUBACCOUNTS (CONTINUED)
                                       ------------------------------------------------------------------------------------------
                                                        PRUDENTIAL                                    PRUDENTIAL
                                                          EQUITY                                    FLEXIBLE MANAGED
                                                         PORTFOLIO                                     PORTFOLIO
                                       ------------------------------------------      ------------------------------------------
                                           2000           1999            1998            2000            1999            1998
                                       -----------     -----------    -----------      ----------      -----------    -----------
              Contract Owner
                Contributions:          8,421,103       3,528,860       2,885,417       874,616           1,991,070      8,590,002
              Contract Owner
                Redemptions:           (6,532,966)     (5,248,863)     (6,422,617)     (650,643)        (10,795,219)   (11,597,522)

                                                                      SUBACCOUNTS (CONTINUED)
                                       -------------------------------------------------------------------------------------------
                                                              PRUDENTIAL                              PRUDENTIAL
                                                         CONSERVATIVE BALANCED                      HIGH YIELD BOND
                                                               PORTFOLIO                               PORTFOLIO
                                       ------------------------------------------      ------------------------------------------
                                           2000           1999            1998            2000            1999            1998
                                       -----------     -----------    -----------      ----------      -----------    -----------
              Contract Owner
                Contributions:          5,851,301       3,818,833       12,272,439      876,102          232,862        621,628
              Contract Owner
                Redemptions:           (5,759,276)     (3,154,189)     (14,641,165)    (544,754)        (494,213)      (117,717)


                                                                      SUBACCOUNTS (CONTINUED)
                                       ---------------------------------------------------------------------------------------------
                                                       PRUDENTIAL                                    PRUDENTIAL
                                                       STOCK INDEX                                      VALUE
                                                        PORTFOLIO                                     PORTFOLIO
                                       ------------------------------------------      ------------------------------------------
                                           2000           1999            1998            2000            1999            1998
                                       -----------     -----------    -----------      ----------      -----------    -----------
              Contract Owner
                Contributions:         21,332,741      10,380,525      12,075,930       9,681,462        3,603,113      3,556,140
              Contract Owner
                Redemptions:           (7,355,825)     (8,588,993)     (5,649,830)     (8,313,964)      (4,068,251)    (3,811,832)


                                                                      SUBACCOUNTS (CONTINUED)
                                       ------------------------------------------------------------------------------------------
                                                      PRUDENTIAL                                     PRUDENTIAL
                                                        GLOBAL                                        JENNISON
                                                       PORTFOLIO                                      PORTFOLIO
                                       ------------------------------------------      ------------------------------------------
                                           2000           1999            1998            2000            1999            1998
                                       -----------     -----------    -----------      ----------      -----------    -----------
              Contract Owner
                Contributions:          4,333,195       2,831,806       2,263,591       5,213,110        1,880,279     1,126,502
              Contract Owner
                Redemptions:           (1,762,380)     (1,636,224)     (2,393,156)     (2,401,833)      (1,058,268)     (524,101)


                                                          SUBACCOUNTS (CONTINUED)
                                       -----------------------------------------------------------
                                             T. ROWE PRICE
                                             INTERNATIONAL                       AIM V.I.
                                                 STOCK                             VALUE
                                              PORTFOLIO *                         FUND *
                                       -----------------------------------------------------------
                                         2000             1999             2000             1999
                                       ----------      -----------      -----------       --------
              Contract Owner
                Contributions:         1,890,017         29,489          1,415,785         88,424
              Contract Owner
                Redemptions:            (454,566)       (15,075)          (201,157)        (8,275)




                                      A49

                                                                   SUBACCOUNTS (CONTINUED)
                                              --------------------------------------------------------------------
                                                       JANUS                                     MFS
                                                       ASPEN                                   EMERGING
                                                       GROWTH                                   GROWTH
                                                      PORTFOLIO *                               SERIES *
                                              ----------------------------           -----------------------------
                                                 2000               1999                2000                1999
                                              ----------         --------            -----------          --------
              Contract Owner
                Contributions:                 3,594,277           28,034             2,099,061            2,762
              Contract Owner
                Redemptions:                  (1,469,767)         (10,635)             (631,881)               0


                                                                   SUBACCOUNTS (CONTINUED)
                                              --------------------------------------------------------------------
                                                      AMERICAN
                                                       CENTURY                                FRANKLIN
                                                      VP VALUE                                SMALL CAP
                                                       FUND **                                 FUND **
                                              ----------------------------           -----------------------------
                                                        2000                                    2000
                                              ----------------------------           -----------------------------
              Contract Owner
                Contributions:                        555,211                                  2,927,579
              Contract Owner
                Redemptions:                          (16,568)                                  (303,525)


  *  Became available on June 7, 1999 (Note 1)

 **  Became available on November 10, 1999 (Note 1)

***  Became available on May 1, 2000 (Note 1)

NOTE  9:  PURCHASES AND SALES OF INVESTMENTS

          The aggregate costs of purchases and proceeds from sales of investments in the Series Fund and the non-Prudential administered funds for the period ended December 31, 2000 were as follows:

                                        PRUDENTIAL         PRUDENTIAL                           PRUDENTIAL        PRUDENTIAL
                                           MONEY           DIVERSIFIED       PRUDENTIAL          FLEXIBLE        CONSERVATIVE
                                          MARKET              BOND             EQUITY             MANAGED          BALANCED
                                         PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO         PORTFOLIO
                                       -------------     -------------     --------------     --------------      -------------
              Purchases .............  $  58,178,465     $  11,347,102     $   22,743,179     $    1,222,030      $   6,819,869
              Sales .................  $ (33,483,959)    $  (6,136,468)    $  (21,263,130)    $   (1,669,906)     $  (9,260,517)

                                        PRUDENTIAL         PRUDENTIAL
                                        HIGH YIELD            STOCK          PRUDENTIAL         PRUDENTIAL        PRUDENTIAL
                                           BOND               INDEX             VALUE             GLOBAL           JENNISON
                                         PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO         PORTFOLIO
                                       -------------     -------------     --------------     --------------      -------------
              Purchases .............  $   1,300,266     $  35,533,057     $   16,655,140     $    6,236,387      $   6,789,912
              Sales .................  $  (1,038,329)    $ (19,932,098)    $  (21,492,583)    $   (4,337,466)     $  (3,740,786)

                                       T. ROWE PRICE                            JANUS               MFS            AMERICAN
                                       INTERNATIONAL        AIM V.I.            ASPEN            EMERGING           CENTURY
                                           STOCK              VALUE            GROWTH             GROWTH           VP VALUE
                                        PORTFOLIO *          FUND *          PORTFOLIO *         SERIES *           FUND **
                                       -------------     -------------     --------------     --------------      -------------
              Purchases .............  $   1,868,493     $   1,333,395     $    3,615,658     $    2,212,463      $     615,906
              Sales .................  $    (408,241)    $    (141,419)    $   (1,370,549)    $     (548,468)     $      (7,335)

                                         FRANKLIN
                                         SMALL CAP
                                         FUND ***
                                       -------------
              Purchases .............  $   2,714,806
              Sales: ................  $    (208,799)


  *  Became available on June 7, 1999 (Note 1)
 **  Became available on November 10, 1999 (Note 1)
***  Became available on May 1, 2000 (Note 1)



                                      A50

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the PruSelect III Variable Life Subaccounts of Pruco Life Variable Universal Account and the Board of Directors of Pruco Life Insurance Company


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Global Portfolio, Prudential Jennison Portfolio, T. Rowe Price International Stock Portfolio, AIM V.I. Value Fund, Janus Aspen Growth Portfolio, MFS Emerging Growth Series, American Century VP Value Fund and Franklin Small Cap Fund) of the PruSelect III Variable Life Subaccounts of the Pruco Life Variable Universal Account at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2000 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
March 30, 2001



                                      A51

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
As of March 31, 2001 and December 31, 2000 (In Thousands)
--------------------------------------------------------------------------------

                                                                    (Unaudited)
                                                                      March 31,   December 31,
                                                                        2001          2000
                                                                    -----------   ------------
ASSETS
Fixed maturities
     Available for sale, at fair value
        (amortized cost, 2001: $3,854,661; 2000: $3,552,244)        $ 3,907,070   $  3,561,521
     Held to maturity, at amortized cost
        (fair value, 2000: $320,634)                                         --        324,546
Equity securities - available for sale, at fair value
        (cost, 2001: $241 ; 2000: $13,446)                                  362         10,804
Investment in affiliate                                                  51,071             --
Mortgage loans on real estate                                             9,071          9,327
Policy loans                                                            846,549        855,374
Short-term investments                                                   22,387        202,815
Other long-term investments                                              91,780         83,738
                                                                    -----------   ------------
               Total investments                                      4,928,290      5,048,125
Cash and cash equivalents                                               524,354        453,071
Deferred policy acquisition costs                                     1,064,979      1,132,653
Deferred ceding commissions                                              72,705             --
Accrued investment income                                                79,006         82,297
Reinsurance recoverable                                                 186,772         31,568
Receivables from affiliates                                              46,274         51,586
Other assets                                                             34,139         29,445
Separate Account assets                                              14,861,519     16,230,264
                                                                    -----------   ------------
TOTAL ASSETS                                                        $21,798,038   $ 23,059,009
                                                                    ===========   ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                     $ 3,736,621   $  3,646,668
Future policy benefits and other policyholder liabilities               717,073        702,862
Cash collateral for loaned securities                                   225,014        185,849
Securities sold under agreement to repurchase                            25,172        104,098
Income taxes payable                                                    246,581        235,795
Other liabilities                                                       104,907        120,891
Separate Account liabilities                                         14,861,519     16,230,264
                                                                    -----------   ------------
Total liabilities                                                    19,916,887     21,226,427
                                                                    -----------   ------------
Contingencies (See Footnote 2)
Stockholder's Equity
Common stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding                            2,500          2,500
Paid-in-capital                                                         466,748        466,748
Retained earnings                                                     1,390,563      1,361,924

Accumulated other comprehensive income
        Net unrealized investment gains                                  21,340          4,730
        Foreign currency translation adjustments                             --         (3,320)
                                                                    -----------   ------------
Accumulated other comprehensive income                                   21,340          1,410
                                                                    -----------   ------------
Total stockholder's equity                                            1,881,151      1,832,582
                                                                    -----------   ------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                           $21,798,038   $ 23,059,009
                                                                    ===========   ============



                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income (Unaudited)
Three Months Ended March 31, 2001 and 2000 (In Thousands)
--------------------------------------------------------------------------------

                                                            Three months ended
                                                                 March 31,

                                                             2001       2000
                                                           --------   --------

REVENUES

Premiums                                                   $ 23,418   $  27,251
Policy charges and fee income                               119,104     114,881
Net investment income                                        90,310      84,474
Realized investment gains(losses), net                       10,877     (10,311)
Asset management fees                                         2,153      16,521
Other income                                                    670         203
                                                           --------   ---------

Total revenues                                              246,532     233,019
                                                           --------   ---------

BENEFITS AND EXPENSES

Policyholders' benefits                                      56,905      62,332
Interest credited to policyholders' account balances         48,808      38,163
General, administrative and other expenses                  103,539     111,859
                                                           --------   ---------

Total benefits and expenses                                 209,252     212,354
                                                           --------   ---------

Income from operations before income taxes                   37,280      20,665
                                                           --------   ---------

Income tax provision                                          8,641       7,232
                                                           --------   ---------

NET INCOME                                                   28,639      13,433
                                                           --------   ---------

Other comprehensive income, net of tax:

     Unrealized gains on securities, net of
       Reclassification adjustment                           16,610       6,489

     Foreign currency translation adjustments                 3,320          34
                                                           --------   ---------

Other comprehensive income                                   19,930       6,523
                                                           --------   ---------

TOTAL COMPREHENSIVE INCOME                                 $ 48,569   $  19,956
                                                           ========   =========



                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity (Unaudited)
Periods Ended March 31, 2001 and December 31, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------


                                                                                Accumulated
                                                                                   other           Total
                                           Common     Paid-in-      Retained    comprehensive   stockholder's
                                           stock      capital       earnings    income (loss)      equity
                                           ------     --------      --------    -------------   -------------

Balance,  January 1, 1999                  $2,500     $439,582     $1,202,833     $  8,317      $ 1,653,232
   Net income                                  --           --         55,595           --           55,595

    Change in foreign currency
         translation adjustments,              --           --             --         (742)            (742)
         net of taxes

    Change in net unrealized
        investment losses, net of              --           --             --      (38,266)         (38,266)
        reclassification adjustment
        and taxes
                                           ------     --------     ----------     --------      -----------

Balance,  December 31, 1999                $2,500     $439,582     $1,258,428     $(30,691)     $ 1,669,819
    Net income                                 --           --        103,496           --          103,496

    Contribution  from Parent                  --       27,166             --           --           27,166
    Change in foreign currency
        translation adjustments,               --           --             --         (993)            (993)
        net of taxes

    Change in net unrealized
        investment losses, net of              --           --             --       33,094           33,094
        reclassification adjustment
        and taxes
                                           ------     --------     ----------     --------      -----------

Balance,  December 31, 2000                $2,500     $466,748     $1,361,924     $  1,410      $ 1,832,582

    Net income                                 --           --         28,639           --           28,639


    Change in foreign currency
        translation adjustments,               --           --             --        3,320            3,320
        net of taxes

    Change in net unrealized
        investment gains, net of               --           --             --       16,610           16,610
        reclassification adjustment
        and taxes
                                           ------     --------     ----------     --------      -----------

Balance,  March 31, 2001                   $2,500     $466,748     $1,390,563     $ 21,340      $ 1,881,151
                                           ======     ========     ==========     ========      ===========



                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows (Unaudited)
Three Months Ended March 31, 2001 and 2000 (In Thousands)
--------------------------------------------------------------------------------


                                                                             2001             2000
                                                                          ----------       ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                               $    28,639       $  13,433
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                           (19,687)        (16,900)
     Interest credited to policyholders' account balances                     48,808          38,163
     Realized investment (gains) losses, net                                 (10,877)         10,311
     Amortization and other non-cash items                                   (28,103)          1,291
     Change in:
         Future policy benefits and other policyholders' liabilities          14,211          23,746
         Accrued investment income                                             3,291          (5,189)
         Receivables from affiliates                                           5,312          51,262
         Policy loans                                                        (13,129)        (18,424)
         Deferred policy acquisition costs and ceding commissions             (5,031)        (25,413)
         Income taxes payable                                                 23,487          30,216
         Other, net                                                          (23,270)        (16,945)
                                                                         -----------       ---------
Cash Flows From Operating Activities                                          23,651          85,551
                                                                         -----------       ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                          1,132,680         651,540
               Held to maturity                                                   --          12,189
         Equity securities                                                       204             251
         Mortgage loans on real estate                                           256             281
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                                         (1,209,152)       (745,783)
         Equity securities                                                      (106)         (2,772)
     Cash collateral for loaned securities, net                               39,165          25,184
     Securities sold under agreement to repurchase, net                      (78,926)         43,896
     Other long-term investments                                              (5,540)         (8,710)
     Short-term investments, net                                             180,428          (3,050)
                                                                         -----------       ---------
Cash Flows From(Used In) Investing Activities                                 59,009         (26,974)
                                                                         -----------       ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                           370,993         649,345
          Withdrawals                                                       (307,878)       (594,205)
     Cash provided to affiliate                                              (74,492)             --
                                                                         -----------       ---------
Cash Flows (Used in)From Financing Activities                                (11,377)         55,140
                                                                         -----------       ---------
     Net increase in Cash and cash equivalents                                71,283         113,717
     Cash and cash equivalents, beginning of year                            453,071         198,994
                                                                         -----------       ---------
CASH AND CASH EQUIVALENTS,  END OF PERIOD                                $   524,354       $ 312,711
                                                                         ===========       =========



                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1.   BASIS OF PRESENTATION

The accompanying interim consolidated financial statements have been prepared pursuant to the rules and regulations for reporting on Form 10-Q on the basis of accounting principles generally accepted in the United States. These interim financial statements are unaudited but reflect all adjustments which, in the opinion of management, are necessary to provide a fair presentation of the consolidated results of operations and financial condition of the Pruco Life Insurance Company ("the Company"), a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), for the interim periods presented. All such adjustments are of a normal recurring nature. The results of operations for any interim period are not necessarily indicative of results for a full year. Certain amounts in the Company's prior year consolidated financial statements have been reclassified to conform with the 2001 presentation. These financial statements should be read in conjunction with the consolidated financial statements and notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

2.   CONTINGENCIES AND LITIGATION

Prudential and the Company are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential and that are typical of the businesses in which the Company and Prudential operate. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against the Company and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, Prudential and the Company remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of March 31, 2001, Prudential and/or the Company remained a party to approximately 61 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 48 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and the Company believed that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)

--------------------------------------------------------------------------------

2.   CONTINGENCIES AND LITIGATION (continued)

The balance of the Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially effected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

3.   RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

All of the Company's expenses are allocations or charges from Prudential or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, retail distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential to process transactions on behalf of the Company. Prudential and the Company operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential.

The Company is allocated estimated distribution expenses from Prudential's retail agency network for both its domestic life and annuity products. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, Prudential and the Company agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

In accordance with a profit sharing agreement with Prudential that was in effect through December 31, 2000, the Company received fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues were recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. The Company was charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These fees are a component of "general, administrative and other expenses."

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential, and has appointed another subsidiary of Prudential as the fund manager for the PSF. The change was approved by the shareholders of PSF during early 2001 and effective January 1, 2001, the Company no longer receives fees associated with the PSF. In addition, the Company will no longer incur the asset management expense from PGAM and Jennison associated with the PSF.

Corporate Owned Life Insurance

The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential. The cash surrender value included in Separate Accounts was $ 651.2 million and $685.9 million at March 31, 2001 and December 31, 2000, respectively. The fees received related to the COLI policies were $2.2 million for the period ending March 31, 2001.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)

--------------------------------------------------------------------------------

Reinsurance

The Company currently has four reinsurance agreements in place with Prudential and affiliates. Specifically, the Company has a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract. In addition there are two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the periods ended March 31, 2001 or 2000. The fourth agreement which is new for 2001 is described below.

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan") , a wholly owned subsidiary of Prudential.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company's Taiwan branch as of the date of transfer. As of March 31, 2001, the Company retains an ownership interest of 12% in the stock of Prudential of Taiwan. The Company plans to dividend its interest in Prudential of Taiwan to Prudential in the second quarter of 2001.

Premiums and benefits ceded for the period ending March 31, 2001 from the Taiwan coinsurance agreement were $20.1 million and $2.9 million, respectively.

This transaction reduced the Company's 2001 effective tax rate due to a decrease in the deferred tax liability which had previously been established relating to the Taiwan branch.

Debt Agreements

In July 1998, the Company established a revolving line of credit facility of up to $500 million with Prudential Funding LLC, a wholly owned subsidiary of Prudential. There was no outstanding debt relating to this credit facility as of March 31, 2001 or December 31, 2000.

4.   RECENT ACCOUNTING PRONOUNCEMENTS

In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125". The Company is currently evaluating the effect of adopting the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The Company has adopted disclosures about collateral and for recognition and reclassification of collateral required under the statement for fiscal years ending after December 15, 2000.

5.   DERIVATIVE INSTRUMENTS

Adoption of Statement of Financial Accounting Standards (SFAS) No. 133

The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", on January 1, 2001. In accordance with SFAS 133, the Company recorded a net-of-tax cumulative adjustment to earnings to recognize at fair value all derivatives. This adjustment did not have a material impact on the results of operations of the Company. As part of the implementation, the Company reclassified held-to-maturity securities, amounting to approximately $324.5 million at January 1, 2001, to the available-for-sale category. This reclassification resulted in the recognition of a net unrealized loss of approximately $2.5 million, net of tax, which was recorded as a component of "Accumulated other comprehensive income/(loss)" on the implementation date.

Accounting for Derivatives and Hedging Activities

A derivative is a financial instrument whose price, performance or cash flow is based upon the actual or expected price, level, performance, value or cash flow of some external benchmark, such as interest rates, foreign exchange rates, securities, commodities, or various financial indices. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and include swaps, futures, forwards and options contracts.

All derivatives are recognized on the balance sheet at fair value. On the date the derivative contract is entered into the Company designates the derivative as
(1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, or a foreign-currency-denominated asset, liability or forecasted transaction (foreign currency hedge). The accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. The accounting for a fair value hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of an unrecognized firm commitment or an available-for-sale security. Similarly, the accounting for a cash flow hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of a foreign-currency-denominated forecasted transaction. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change.

The Company has the following types of derivative instruments:

Interest Rate Swaps

The Company uses interest rate swaps to reduce market risk from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are recognized in current earnings or comprehensive income depending on the hedge type as described above for qualifying fair value or cash flow hedges. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

Futures & Options

The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates, and to manage the duration of assets and the duration of liabilities supported by those assets. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes.

Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

If futures meet hedge accounting criteria, changes in their fair value are reported in current earnings or other comprehensive income depending on the hedge type as described above for qualifying fair value or cash flow hedges. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings.

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

If options meet the criteria for hedge accounting, changes in their fair value are reported in current earnings or other comprehensive income depending on the hedge type as described above for qualifying fair value or cash flow hedges. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

Currency Derivatives

The Company uses currency swaps to reduce market risk from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to manage the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency swaps are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in current earnings or other comprehensive income depending on the hedge type as described above for qualifying fair value or cash flow hedges. If currency swaps do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment (losses) gains, net."

The table below summarizes the Company's outstanding positions by derivative instrument types as of March 31, 2001 and December 31, 2000. As of March 31, 2001 none of the Company's derivatives qualify for hedge accounting.

                             Derivative Instruments
                                 (in thousands)

                                         March 31,                                December 31,
                                           2001                                       2000
                                         ---------                                ------------

                                         Estimated      Carrying                    Estimated    Carrying
                            Notional     Fair Value      Value          Notional    Fair Value    Value
Non-Hedge Accounting
--------------------

Swap Instruments
Interest rate                $  9,470      $   523      $   523         $  9,470      $  327       $  327
Currency                       27,440        4,750        4,750               --          --           --
Future contracts
US Treasury Futures           168,100         (740)        (740)         201,700       2,463        2,463

Hedge Accounting
--------------------

Swap Instruments
Currency                           --           --           --           28,326       1,633        2,155

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
December 31, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                                                     2000                1999
                                                                                                  -----------         -----------
ASSETS
Fixed maturities
     Available for sale, at fair value (amortized cost, 2000: $3,552,244;
       1999:$3,084,057)                                                                           $ 3,561,521         $ 2,998,362
     Held to maturity, at amortized cost (fair value, 2000: $320,634;
       1999: $377,822)                                                                                324,546             388,990
Equity securities - available for sale, at fair value (cost, 2000: $13,446;
       1999: $3,238)                                                                                   10,804               4,532
Mortgage loans on real estate                                                                           9,327              10,509
Policy loans                                                                                          855,374             792,352
Short-term investments                                                                                202,815              84,621
Other long-term investments                                                                            83,738              77,769
                                                                                                  -----------         -----------
               Total investments                                                                    5,048,125           4,357,135
Cash and cash equivalents                                                                             453,071             198,994
Deferred policy acquisition costs                                                                   1,132,653           1,062,785
Accrued investment income                                                                              82,297              68,917
Receivables from affiliates                                                                            51,586                  --
Other assets                                                                                           61,013              48,228
Separate Account assets                                                                            16,230,264          16,032,449
                                                                                                  -----------         -----------
TOTAL ASSETS                                                                                      $23,059,009         $21,768,508
                                                                                                  ===========         ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                                                   $ 3,646,668         $ 3,125,049
Future policy benefits and other policyholder liabilities                                             702,862             629,522
Cash collateral for loaned securities                                                                 185,849              87,336
Securities sold under agreements to repurchase                                                        104,098              21,151
Income taxes payable                                                                                  235,795             145,600
Payables to affiliates                                                                                     --                 487
Other liabilities                                                                                     120,891              57,095
Separate Account liabilities                                                                       16,230,264          16,032,449
                                                                                                  -----------         -----------
Total liabilities                                                                                  21,226,427          20,098,689
                                                                                                  -----------         -----------
Contingencies (See Footnote 12)
Stockholder's Equity
Common stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding                                                          2,500               2,500
Paid-in-capital                                                                                       466,748             439,582
Retained earnings                                                                                   1,361,924           1,258,428

Accumulated other comprehensive income (loss):
    Net unrealized investment gains (losses)                                                            4,730             (28,364)
    Foreign currency translation adjustments                                                           (3,320)             (2,327)
                                                                                                  -----------         -----------
Accumulated other comprehensive income (loss)                                                           1,410             (30,691)
                                                                                                  -----------         -----------
Total stockholder's equity                                                                          1,832,582           1,669,819
                                                                                                  -----------         -----------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                                         $23,059,009         $21,768,508
                                                                                                  ===========         ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                    2000               1999               1998
                                                                                  --------           --------           --------
REVENUES
Premiums                                                                          $121,921           $ 98,976           $ 82,139
Policy charges and fee income                                                      474,861            414,425            350,569
Net investment income                                                              337,919            276,821            261,430
Realized investment (losses) gains, net                                            (20,679)           (32,545)            44,841
Asset management fees                                                               71,160             60,392             40,200
Other income                                                                         2,503              1,397              1,067
                                                                                  --------           --------           --------

Total revenues                                                                     987,685            819,466            780,246
                                                                                  --------           --------           --------
BENEFITS AND EXPENSES

Policyholders' benefits                                                            248,063            205,042            193,739
Interest credited to policyholders' account balances                               171,010            136,852            118,992
General, administrative and other expenses                                         410,684            392,041            231,320
                                                                                  --------           --------           --------

Total benefits and expenses                                                        829,757            733,935            544,051
                                                                                  --------           --------           --------

Income from operations before income taxes                                         157,928             85,531            236,195
                                                                                  --------           --------           --------

Income tax provision                                                                54,432             29,936             84,233
                                                                                  --------           --------           --------

NET INCOME                                                                         103,496             55,595            151,962
                                                                                  --------           --------           --------

Other comprehensive income (loss), net of tax:

     Unrealized gains (losses) on securities, net of
     reclassification adjustment                                                    33,094            (38,266)            (7,227)

     Foreign currency translation adjustments                                         (993)              (742)             2,980
                                                                                  --------           --------           --------

Other comprehensive income (loss)                                                   32,101            (39,008)            (4,247)
                                                                                  --------           --------           --------

TOTAL COMPREHENSIVE INCOME                                                        $135,597           $ 16,587           $147,715
                                                                                  ========           ========           ========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                Accumulated
                                                                                   other         Total
                                                     Common       Paid-in-       Retained    comprehensive  stockholder's
                                                      stock       capital        earnings    income (loss)     equity
                                                     -------      --------      ----------   -------------  -------------
Balance,  January 1, 1998                            $ 2,500      $439,582      $1,050,871     $ 12,564      $1,505,517
    Net income                                            --            --         151,962           --         151,962

    Change in foreign currency
        translation adjustments,
        net of taxes                                      --            --              --        2,980           2,980

    Change in net unrealized
        investment gains, net of
        reclassification adjustment
        and taxes                                         --            --              --       (7,227)         (7,227)
                                                     -------      --------      ----------     --------      ----------
Balance,  December 31, 1998                            2,500       439,582       1,202,833        8,317       1,653,232

   Net income                                             --            --          55,595           --          55,595

    Change in foreign currency
        translation adjustments,
        net of taxes                                      --            --              --         (742)           (742)

    Change in net unrealized
        investment losses, net of
        reclassification adjustment
        and taxes                                         --            --              --      (38,266)        (38,266)
                                                     -------      --------      ----------     --------      ----------
Balance,  December 31, 1999                            2,500       439,582       1,258,428      (30,691)      1,669,819

    Net income                                            --                       103,496                      103,496

    Contribution from Parent                                        27,166                                       27,166

    Change in foreign currency
        translation adjustments,
        net of taxes                                      --            --              --         (993)           (993)

    Change in net unrealized
        investment gains, net of
        reclassification adjustment
        and taxes                                         --            --              --       33,094          33,094
                                                     -------      --------      ----------     --------      ----------
Balance,  December 31, 2000                          $ 2,500      $466,748      $1,361,924     $  1,410      $1,832,582
                                                     =======      ========      ==========     ========      ==========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows
Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                    2000                1999                1998
                                                                                -----------         -----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                      $   103,496         $    55,595         $   151,962
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                                  (72,275)            (83,961)            (29,827)
     Interest credited to policyholders' account balances                           171,010             136,852             118,992
     Realized investment losses (gains), net                                         20,679              32,545             (44,841)
     Amortization and other non-cash items                                          (48,141)             75,037              19,655
     Change in:
         Future policy benefits and other policyholders'
           liabilities                                                               73,340             100,743              61,095
         Accrued investment income                                                  (13,380)             (7,803)              5,886
         Receivable from/Payable to affiliate                                       (52,073)            (66,081)             (3,807)
         Policy loans                                                               (63,022)            (25,435)            (62,962)
         Deferred policy acquisition costs                                          (69,868)           (201,072)           (206,471)
         Income taxes payable                                                        90,195             (47,758)            (16,828)
         Contribution from Parent                                                    27,166                  --                  --
         Other, net                                                                  51,011              18,974             (43,675)
                                                                                -----------         -----------         -----------
Cash Flows From (Used in) Operating Activities                                      218,138             (12,364)            (50,821)
                                                                                -----------         -----------         -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                                 2,273,789           3,076,848           5,429,396
               Held to maturity                                                      64,245              45,841              74,767
         Equity securities                                                            1,198               5,209               4,101
         Mortgage loans on real estate                                                1,182               6,845               5,433
         Other long-term investments                                                 15,039                 385              33,428
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                                                (2,782,541)         (3,452,289)         (5,617,208)
               Held to maturity                                                        --               (24,170)           (145,919)
         Equity securities                                                          (11,134)             (5,110)             (2,274)
         Other long-term investments                                                 (6,917)            (39,094)               (409)
     Cash collateral for loaned securities, net                                      98,513              14,000             (70,085)
     Securities sold under agreement to repurchase, net                              82,947             (28,557)             49,708
     Short-term investments, net                                                   (118,418)             92,199             103,791
                                                                                -----------         -----------         -----------
Cash Flows Used In Investing Activities                                            (382,097)           (307,893)           (135,271)
                                                                                -----------         -----------         -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                                2,409,399           3,457,158           3,098,764
          Withdrawals                                                            (1,991,363)         (3,091,565)         (2,866,331)
                                                                                -----------         -----------         -----------
Cash Flows From Financing Activities                                                418,036             365,593             232,433
                                                                                -----------         -----------         -----------
     Net increase in Cash and cash equivalents                                      254,077              45,336              46,341
     Cash and cash equivalents, beginning of year                                   198,994             153,658             107,317
                                                                                -----------         -----------         -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                        $   453,071         $   198,994         $   153,658
                                                                                ===========         ===========         ===========

SUPPLEMENTAL CASH FLOW INFORMATION
     Income taxes (received) paid                                               $   (14,832)            $55,144             $99,810
                                                                                ===========         ===========         ===========

                 See Notes to Consolidated Financial Statements

1. BUSINESS

Pruco Life Insurance Company ("the Company") is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell individual life insurance, variable life insurance, variable annuities, fixed annuities, and a group annuity program ("the Contracts") in the District of Columbia, Guam and in all states and territories except New York. In addition, the Company markets traditional individual life insurance through its branch office in Taiwan. The Company has one wholly owned subsidiary, Pruco Life Insurance Company of New Jersey ("PLNJ"). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, fixed annuities, and variable annuities only in the states of New Jersey and New York. Another wholly owned subsidiary, The Prudential Life Insurance Company of Arizona ("PLICA") was dissolved on September 30, 2000. All assets and liabilities were transferred to the Company. PLICA had no new business sales in 2000, 1999 or 1998.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is in the process of reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, Prudential's Board of Directors authorized management to take the preliminary steps necessary to permit Prudential to demutualize and become a stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit this demutualization to occur and that specified the process for demutualization. On December 15, 2000, Prudential's Board of Directors unanimously adopted a Plan of Reorganization, which provides the framework under which Prudential will convert from a mutual structure to stock ownership. Demutualization is a complex process involving development of a plan of reorganization, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan (with at least one million qualified policyholders voting) and review and approval by the New Jersey Commissioner of Banking and Insurance. Prudential is working toward completing this process in 2001. However, there is no certainty that the demutualization will be completed in this time frame or that the necessary approvals will be obtained. It is also possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts. Prudential made a capital contribution of $27.2 million during 2000 resulting from the forgiveness of an intercompany receivable.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 14. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments
Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, the effects on deferred policy acquisition costs and on policyholders' account balances, net of income tax, that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Short-term investments, consisting of highly liquid debt instruments other than those held in "Cash and cash equivalents," with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

Other long-term investments represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control, derivatives held for purposes other than trading, and investments in the Company's own Separate Accounts. Joint ventures and partnerships are recorded using the equity method of accounting, reduced for other than temporary declines in value. The Company's investment in the Separate Accounts is carried at estimated fair value. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment (losses) gains, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

Cash  and cash equivalents
Includes cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Deferred Policy Acquisition Costs
The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent that they are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.

Prudential and the Company have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by Prudential or the Company for another form of policy or contract. These transactions are known as internal replacements. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense.

Securities loaned
Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income".

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Insurance Revenue and Expense Recognition
Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Foreign Currency Translation Adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income". The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income".

Asset Management Fees
The Company receives asset management fee income from policyholder account balances invested in The Prudential Series Fund ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products. In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities.

To qualify for hedge accounting treatment, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives is evaluated at the inception of the hedge and throughout the hedge period. All derivatives used by the Company are for other than trading purposes.

Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

See Note 11 for a discussion of the accounting treatment of derivatives that qualify for hedge accounting treatment. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment (losses)gains, net" without considering changes in fair value of the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

Income Taxes
The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements

In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125". The Company is currently evaluating the effect of adopting the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The Company has adopted in these financial statements disclosures about collateral and for recognition and reclassification of collateral required under the statement for fiscal years ending after December 15, 2000.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" and, in June 2000, SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of FASB Statement No. 133". SFAS No. 133, as amended by SFAS No. 138 (collectively "SFAS No. 133"), requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge). Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. The accounting for a fair value hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of an unrecognized firm commitment or an available-for-sale security. Similarly, the accounting for a cash flow hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of a foreign-currency-denominated forecasted transaction. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change.

The Company adopted SFAS No. 133, as amended, as of January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company. As part of the implementation, the Company reclassified held-to-maturity securities, amounting to approximately $324.5 million at January 1, 2001, to the available-for-sale category. This reclassification resulted in the recognition of a net unrealized loss of approximately $2.5 million, net of tax, which was recorded as a component of "Accumulated other comprehensive income/(loss)" on the implementation date.

In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101, " Revenue Recognition in Financial Statements" ("SAB No. 101"). SAB No. 101 provides guidance for revenue recognition and related disclosure in the financial statements. The Company adopted SAB No. 101, and its related interpretations, as of October 1, 2000. The adoption of SAB No. 101 did not have a material effect on the Company's financial position or results of operations.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

3. INVESTMENTS

Fixed Maturities and Equity Securities:
The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                                               2000
                                                                    ---------------------------------------------------------
                                                                                      Gross           Gross
                                                                     Amortized      Unrealized     Unrealized      Estimated
                                                                       Cost           Gains          Losses        Fair Value
                                                                    ------------    ----------     ----------      ----------
                                                                                          (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and
       agencies                                                     $  309,609        $ 7,888        $    17        $  317,480

Foreign government bonds                                               136,133          8,093            520           143,706

Corporate securities                                                 3,075,023         43,041         49,538         3,068,526

Mortgage-backed securities                                              31,479            330              0            31,809

                                                                    ----------        -------        -------        ----------
Total fixed maturities available for sale                           $3,552,244        $59,352        $50,075        $3,561,521
                                                                    ==========        =======        =======        ==========

Fixed maturities held to maturity
Corporate securities                                                $  324,546        $ 1,500        $ 5,412           320,634

                                                                    ----------        -------        -------        ----------
Total fixed maturities held to maturity                             $  324,546        $ 1,500        $ 5,412           320,634
                                                                    ==========        =======        =======        ==========

Equity securities available for sale                                $   13,446        $   197        $ 2,839        $   10,804
                                                                    ==========        =======        =======        ==========

                                                                                               1999
                                                                    ---------------------------------------------------------
                                                                       Gross           Gross
                                                                     Amortized      Unrealized     Unrealized      Estimated
                                                                       Cost           Gains          Losses        Fair Value
                                                                    ------------    ----------     ----------      ----------
                                                                                          (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and
       agencies                                                     $  113,172        $    2        $ 2,052        $  111,122

Foreign government bonds                                                92,725         1,718          1,455            92,988

Corporate securities                                                 2,876,602         8,013         92,075         2,792,540

Mortgage-backed securities                                               1,558           157              3             1,712

                                                                    ----------        ------        -------        ----------
Total fixed maturities available for sale                           $3,084,057        $9,890        $95,585        $2,998,362
                                                                    ==========        ======        =======        ==========

Fixed maturities held to maturity
Corporate securities                                                $  388,990        $1,832        $13,000        $  377,822

                                                                    ----------        ------        -------        ----------
Total fixed maturities held to maturity                             $  388,990        $1,832        $13,000        $  377,822
                                                                    ==========        ======        =======        ==========

Equity securities available for sale                                $    3,238        $1,373        $    79        $    4,532
                                                                    ==========        ======        =======        ==========

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2000 is shown below:

                                                                     Available for Sale                   Held to Maturity
                                                              -------------------------------  -----------------------------------
                                                              Amortized        Estimated Fair        Amortized      Estimated Fair
                                                                 Cost              Value               Cost              Value
                                                              ---------        --------------        --------- -----------------
                                                                      (In Thousands)                        (In Thousands)

Due in one year or less                                       $  128,804          $  128,419          $ 77,682          $ 78,475

Due after one year through five
  years                                                        1,529,597           1,533,899           101,033           100,395

Due after five years through ten
  years                                                        1,409,156           1,415,736           135,960           132,080

Due after ten years                                              453,209             451,658             9,871             9,684

Mortgage-backed securities                                        31,478              31,809                --                --
                                                              ----------          ----------          --------          --------

Total                                                         $3,552,244          $3,561,521          $324,546          $320,634
                                                              ==========          ==========          ========          ========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2000, 1999, and 1998 were $2,103.6 million, $2,950.4 million, and $5,327.3 million, respectively. Gross gains of $15.3 million, $13.1 million, and $46.3 million, and gross losses of $33.9 million, $31.1 million, and $14.1 million, were realized on those sales during 2000, 1999, and 1998, respectively.

Proceeds from the maturity of fixed maturities available for sale during 2000, 1999, and 1998, were $170.2 million, $126.5 million, and $102.1 million, respectively.

Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $12.3 million, $11.2 million, and $2.8 million for the years 2000, 1999 and 1998, respectively.

During 2000, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $6.6 million . Gross unrealized investment losses of $.3 million were recorded in "Accumulated Other Comprehensive income (loss)" at the time of transfer. Prior to transfer, impairments related to these securities, if any, were included in "realized investment losses, net". During the years ended December 31, 2000, 1999, and 1998, there were no securities classified as held to maturity that were sold. During the years ended December 31, 1999, and 1998, there were no securities classified as held to maturity that were transferred.

Mortgage Loans on Real Estate

The Company's mortgage loans were collateralized by the following property types at December 31:

                                            2000                  1999
                                       ---------------       ---------------
                                                   (In Thousands)

       Retail stores                   $5,615    60.2%       $ 6,518   62.0%

       Industrial buildings             3,712    39.8%         3,991   38.0%

                                       ---------------       ---------------
             Net carrying value        $9,327   100.0%       $10,509  100.0%
                                       ===============       ===============

The concentration of mortgage loans are in the states of Washington (50%), New Jersey (40%), and North Dakota (10%).

Special Deposits and Restricted Assets
Fixed maturities of $7.5 million and $8.2 million at December 31, 2000 and 1999, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Equity securities restricted as to sale were $.2 million and $.3 million at December 31, 2000 and 1999, respectively.

Other Long-Term Investments
The Company's "Other long-term investments" of $83.7 million and $77.8 million as of December 31, 2000 and 1999, respectively, are comprised of joint ventures and limited partnerships, the Company's investment in the Separate Accounts and certain derivatives for other than trading. Joint ventures and limited partnerships totaled $34.3 million and $35.8 million at December 31, 2000 and 1999, respectively. The Company's share of net income from the joint ventures was $.9 million, $.3 million, and $.1 million for the years ended December 31, 2000, 1999 and 1998, respectively, and is reported in "Net investment income." The Company's investment in the Separate Accounts was $46.9 million and $45.0 million at December 31, 2000 and 1999, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                2000        1999        1998
                                              --------    --------    --------
                                                       (In Thousands)
Fixed maturities - available for sale         $237,042    $188,236    $179,184
Fixed maturities - held to maturity             26,283      29,245      26,128
Equity securities - available for sale              18          --          14
Mortgage loans on real estate                    1,010       2,825       1,818
Policy loans                                    45,792      42,422      40,928
Short-term investments and cash equivalents     29,582      19,208      23,110
Other                                           16,539       4,432       6,886
                                              --------    --------    --------
Gross investment income                        356,266     286,368     278,068
     Less:  investment expenses                (18,347)     (9,547)    (16,638)
                                              --------    --------    --------
Net investment income                         $337,919    $276,821    $261,430
                                              ========    ========    ========

Realized investment gains (losses), net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                            2000       1999         1998
                                          --------    --------    -------
                                                   (In Thousands)

Fixed maturities - available for sale     $(34,600)   $(29,192)   $29,330
Fixed maturities - held to maturity           (212)        102        487
Equity securities - available for sale         271         392      3,489
Derivatives                                 15,039      (1,557)    12,414
Other                                       (1,177)     (2,290)      (879)
                                          --------    --------    -------

Realized investment (losses) gains, net   $(20,679)   $(32,545)   $44,841
                                          ========    ========    =======

Securities Pledged to Creditors

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2000, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position are $287.8 million.

                                      B12

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)". Changes in these amounts include reclassification adjustments to exclude from "Other Comprehensive income
(loss)", those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                          Accumulated
                                                                                                             other
                                                                                                         comprehensive
                                                                                                         income (loss)
                                                           Deferred                        Deferred     related to net
                                         Unrealized        policy      Policyholders'     income tax      unrealized
                                        gains(losses)    acquisition      Account        (liability)      investment
                                       on investments       costs         Balances          benefit      gains(losses)
                                       --------------     ----------   --------------    -----------    ---------------
                                                                        (In Thousands)
Balance,  December 31, 1997              $  37,991        $(16,305)       $   3,743        $  (8,300)       $ 17,129
Net investment gains (losses) on
  investments arising during the period     22,801              --               --           (7,588)         15,213

Reclassifications adjustment for gains
  included in net income                   (35,623)             --               --           11,855         (23,768)

Impact of net unrealized investment
  gains on deferred policy acquisition
  costs                                         --           3,190               --           (1,048)          2,142

Impact of net unrealized investment
  gains on policyholders' account
  balances                                      --              --           (1,063)             249            (814)
                                         ---------        --------        ---------        ---------        ---------
Balance,  December 31, 1998                 25,169         (13,115)           2,680           (4,832)          9,902
Net investment gains (losses) on
  investments arising during the period   (138,268)             --               --           47,785         (90,483)

Reclassifications adjustment for gains
  included in net income                    28,698              --               --           (9,970)         18,728

Impact of net unrealized investment
  gains on deferred policy acquisition
  costs                                         --          53,407               --          (16,283)         37,124

Impact of net unrealized investment
  gains on policyholders' account
  balances                                      --              --           (5,712)           2,077          (3,635)
                                         ---------        --------        ---------        ---------        ---------
Balance,  December 31, 1999                (84,401)         40,292           (3,032)          18,777         (28,364)
Net investment gains (losses) on
  investments arising during the period     56,707                                           (21,539)          35,168

Reclassifications adjustment for gains
  included in net income                    34,329                                           (13,039)          21,290

Impact of net unrealized investment
  gains on deferred policy acquisition
  costs                                                    (39,382)                           14,177          (25,205)

Impact of net unrealized investment
  gains on policyholders' account
  balances                                                                    2,877           (1,036)           1,841
                                         ---------        --------        ---------        ---------        ---------
Balance,  December 31, 2000              $   6,635        $    910        $    (155)       $  (2,660)       $   4,730
                                         =========        ========        =========        =========        =========

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                            2000          1999
                                                          -----------------------
                                                               (In Thousands)
Balance, beginning of year                               $1,062,785   $  861,713
Capitalization of commissions, sales and issue expenses     242,322      242,373
Amortization                                               (129,049)     (96,451)
Change in unrealized investment gains                       (39,382)      53,407
Foreign currency translation                                 (4,023)       1,743
                                                         -----------------------
Balance, end of year                                     $1,132,653   $1,062,785
                                                         =======================

5. POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31, are as follows:

                                                     2000                1999
                                                   --------            --------
                                                          (In Thousands)

         Life insurance                            $656,097            $587,162
         Annuities                                   46,765              42,360
                                                   --------            --------
                                                   $702,862            $629,522
                                                   ========            ========

Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for annuities that are in payout status.

The following table highlights the key assumptions generally utilized in calculating these reserves:

            Product                         Mortality              Interest Rate        Estimation Method
--------------------------------   --------------------------     --------------    ------------------------
Life insurance - Domestic          Generally rates guaranteed      2.5% to 7.5%     Net level premium based
variable and interest-sensitive    in calculating cash                              on non-forfeiture
                                   surrender values                                 interest rate

Life insurance - Domestic term     Best estimate plus a                6.75%        Net level premium plus
insurance                          provision for adverse                            a provision for adverse
                                   deviation                                        deviation.

Life insurance - International     Generally the Taiwan            6.25% to 7.5%    Net level premium plus
                                   standard table plus a                            a provision for adverse
                                   provision for adverse                            deviation.
                                   deviation

Individual annuities               Mortality table varies         6.25% to 11.0%    Present value of
                                   based on the issue year of                       expected future payments
                                   the contract. Current                            based on historical
                                   table (for 1998 & later                          experience
                                   issues) is the Annuity
                                   2000  Mortality Table with
                                   certain modifications

Group annuities                    1950 & 1971 Group Annuity          14.75%        Present value of
                                   Mortality Table with                             expected future payments
                                   certain modifications                            based on historical
                                                                                    experience

Policyholders' account balances at December 31, are as follows:

                                                2000         1999
                                             ----------   ----------
                                                   (In Thousands)

         Interest-sensitive life contracts   $1,886,714   $1,838,377
         Individual annuities                   859,996      701,928
         Guaranteed investment contracts        899,958      584,744
                                             ----------   ----------
                                             $3,646,668   $3,125,049
                                             ==========   ==========

Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

            Product                       Interest Rate            Withdrawal / Surrender Charges
---------------------------------       ---------------          ----------------------------------
Interest sensitive life contracts         4.0% to 6.5%           Various up to 10 years

Individual annuities                      3.0% to 16.0%          0% to 7% for up to 9 years

Guaranteed investment contracts          5.02% to 8.03%          Subject to market value withdrawal
                                                                 provisions for any funds withdrawn
                                                                 other than for benefit responsive
                                                                 and contractual payments

6. REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:


                                                  2000       1999       1998
                                                --------    -------    -------
                                                        (In Thousands)

     Reinsurance premiums assumed                $ 1,671    $ 1,778    $ 1,395
     Reinsurance premiums ceded - affiliated      (9,214)    (6,882)    (6,532)
     Reinsurance premiums ceded - unaffiliated    (5,305)    (1,744)    (2,819)

     Policyholders' benefits ceded                 5,472      4,228      4,044

Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                         2000         1999
                                        -------     -------
                                           (In Thousands)

     Life insurance - affiliated        $ 8,765     $ 6,653
     Life insurance - unaffiliated        7,855       2,625
     Other reinsurance - affiliated      14,948      15,600
                                        -------     -------
                                        $31,568     $24,878
                                        =======     =======

7. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has a non-contributory defined benefit pension plan which covers substantially all of its Taiwanese employees. This plan was established as of September 30, 1998 and the projected benefit obligation and related expenses at December 31, 2000 were not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company by Prudential in accordance with the service agreement described in Footnote 14.

8. INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:


                                     2000         1999          1998
                                    -------     --------      -------

Current tax expense (benefit):
   U.S                              $ 8,588     $(14,093)     $67,272
   State and local                       38          378        2,496
   Foreign                               35           15           --
                                    -------     --------      -------
   Total                            $ 8,661      (13,700)      69,768
                                    -------     --------      -------


Deferred tax expense (benefit):
   U.S                               43,567       42,320       14,059
   State and local                    2,204        1,316          406
                                    -------     --------      -------
   Total                             45,771       43,636       14,465
                                    -------     --------      -------

 Total income tax expense           $54,432     $ 29,936      $84,233
                                    =======     ========      =======

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                         2000         1999          1998
                                        -------     --------      -------
                                                   (In Thousands)

Expected federal income tax expense     $55,275      $29,936      $82,668
State and local income taxes              1,457        1,101        1,886
Dividends received deduction             (6,443)      (1,010)        (199)
Other                                     4,143          (91)        (122)
                                        -------      -------      -------
Total income tax expense                $54,432      $29,936      $84,233
                                        =======      =======      =======

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                      2000          1999
                                                    --------      --------
                                                         (In Thousands)
          Deferred tax assets
               Insurance reserves                   $102,923      $ 93,949
               Net unrealized (gains) losses on
                securities                            (2,389)       31,132
               Other                                  15,222         2,502
                                                    --------      --------
               Deferred tax assets                   115,756       127,583
                                                    --------      --------

          Deferred tax liabilities
               Deferred acquisition costs            325,211       299,683
               Net investment gains                   19,584           110
               Other                                   6,438          --
                                                    --------      --------
               Deferred tax liabilities              351,233       299,793
                                                    --------      --------

          Net deferred tax liability                $235,477      $172,210
                                                    ========      ========

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2000 and 1999, respectively, the Company and its subsidiaries had no federal or state operating loss carryforwards for tax purposes.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1995. The Service has begun their examination of the 1996 year.

9.  STATUTORY NET INCOME AND SURPLUS

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net (loss) and surplus determined in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                              2000          1999          1998
                                                            --------      --------      --------
                                                                       (In Thousands)
Statutory net (loss) income                                 $(50,506)     $(82,291)     $(33,097)
Adjustments to reconcile to net income on a GAAP basis:
     Statutory income of subsidiaries                         21,268        20,221        18,953
     Amortization and capitalization of deferred
       acquisition costs                                     113,273       145,922       202,375
     Deferred premium                                          1,096           639         2,625
     Insurance revenue and expenses                           73,978        45,915       (24,942)
     Income taxes                                            (36,766)      (43,644)      (21,805)
     Valuation of investments                                (14,552)      (24,908)       20,077
     Asset management fees                                   (13,662)      (13,503)           --
     Other, net                                                9,367         7,244       (12,224)
                                                            --------      --------      --------
GAAP net income                                             $103,496      $ 55,595      $151,962
                                                            ========      ========      ========

                                                           2000         1999
                                                        ----------   ----------
                                                              (In Thousands)
Statutory surplus                                       $  849,567   $  889,186
Adjustments to reconcile to equity on a GAAP basis:
     Valuation of investments                               71,506      (38,258)
     Deferred acquisition costs                          1,132,653    1,062,785
     Deferred premium                                      (15,443)     (16,539)
     Insurance liabilities                                    (401)     (54,927)
     Income taxes                                         (214,329)    (150,957)
     Asset management fees                                      --      (13,503)
     Other, net                                              9,029       (7,968)
                                                        ----------   ----------
GAAP stockholder's equity                               $1,832,582   $1,669,819
                                                        ==========   ==========

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001, and has estimated the potential effect of the Codification guidance to have a favorable impact of at least $60 million on the Company's surplus position, primarily as a result of the recognition of deferred tax assets.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities
Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Mortgage loans on real estate
The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

Policy loans
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For guaranteed investment contracts, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
Refer to Note 11 for the disclosure of fair values on these instruments.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                          2000                            1999
                                               ---------------------------     ---------------------------
                                                Carrying        Estimated       Carrying       Estimated
                                                  Value         Fair Value        Value        Fair Value
                                               -----------     -----------     -----------     -----------
                                                                     (In Thousands)
Financial Assets:
     Fixed maturities:  Available for sale     $ 3,561,521     $ 3,561,521     $ 2,998,362     $ 2,998,362
     Fixed maturities:  Held to maturity           324,546     $   320,634         388,990         377,822
     Equity securities                              10,804          10,804           4,532           4,532
     Mortgage loans on real estate                   9,327          10,863          10,509          11,550
     Policy loans                                  855,374         883,460         792,352         761,232
     Short-term investments                        202,815         202,815          84,621          84,621
     Cash and cash equivalents                     453,071         453,071         198,994         198,994
     Separate Account assets                    16,230,264      16,230,264      16,032,449      16,032,449

Financial Liabilities:
     Investment contracts                        1,762,794       1,784,767     $ 1,289,003     $ 1,283,356
     Cash collateral for loaned securities         185,849         185,849          87,336          87,336
     Securities sold under repurchase
       agreements                                  104,098         104,098          21,151          21,151
     Separate Account liabilities               16,230,264      16,230,264      16,032,449      16,032,449

11. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

A derivative is a financial instrument who's price, performance or cash flow is based upon the actual or expected price, level, performance, value or cash flow of some external benchmark, such as interest rates, foreign exchange rates, securities, commodities, or various financial indices. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and include swaps, futures, forwards and options contracts. All of the Company's derivatives are classified as other than trading.

Interest Rate Swaps
The Company uses interest rate swaps to reduce market risk from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

 If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

Futures & Options
The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates, and to manage the duration of assets and the duration of liabilities supported by those assets. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes.

Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

Currency Derivatives
The Company uses currency swaps to reduce market risk from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to manage the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency swaps are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in a manner similar to the hedged item. If currency swaps do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment (losses) gains, net."

The table below summarizes the Company's outstanding positions by derivative instrument types as of December 31, 2000 and 1999. All amounts presented have been classified as other than trading based on management's intent at the time of contract and throughout the life of the contract.

                         Other than Trading Derivatives
                           December 31, 2000 and 1999
                                 (in thousands)

                                         2000                                     1999
                                      ----------                                ---------
                                      Estimated     Carrying   |                Estimated    Carrying
                          Notional    Fair Value     Value     |  Notional      Fair Value     Value
Non-Hedge Accounting                                           |
--------------------                                           |
                                                               |
Swap Instruments                                               |
Interest rate                                                  |
                                                               |
    Asset                 $  9,470     $   327      $   327    |  $      0       $     0      $     0
    Liability                    0           0            0    |         0             0            0
Future contracts                                               |
US Treasury Futures                                            |
    Asset                  139,800       3,530        3,530    |     2,300            39           39
    Liability               61,900      (1,067)      (1,067)   |   119,800        (2,017)      (2,017)
Option contracts                                               |
Interest rate                                                  |
    Asset                        0           0            0    |         0             0            0
    Liability                    0           0            0    |       235            (5)          (5)
                                                               |
Hedge Accounting                                               |
--------------------                                           |
Swap Instruments                                               |
Currency                                                       |
    Asset                   28,326       1,633        2,155    |         0             0            0
    Liability                    0           0            0    |    30,981        (3,220)      (2,990)

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts are with investment grade counterparties. As of December 31, 2000, 88% of notional consisted of interest rate derivatives, and 12% of notional consisted of foreign currency derivatives.

12. CONTINGENCIES AND LITIGATION

Prudential and the Company are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential and that are typical of the businesses in which the Company and Prudential operate. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against the Company and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, Prudential and the Company remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of December 31, 2000, Prudential and/or the Company remained a party to approximately 61 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 48 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and the Company believed that those actions are governed by the class settlement release and expects them to enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amount, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

The balance of the Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially effected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, should not have a material adverse effect on the Company's financial position.

13. DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 2000, the Company would not be permitted a non-extraordinary dividend distribution in 2001.

14. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, retail distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential to process transactions on behalf of the Company. Prudential and the Company operate under service and lease agreements whereby services of officers and employees (except for those agents employed directly by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential.

The Company is allocated estimated distribution expenses from Prudential's retail agency network for both its domestic life and annuity products. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, Prudential and the Company agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

In accordance with a profit sharing agreement with Prudential, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. The Company also collects these fees on behalf of Prudential and records a Payable to affiliate in the Consolidated Statements of Financial Position. The Company is charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These fees are a component of "general, administrative and other expenses."

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential, and has appointed another subsidiary of Prudential as the fund manager for the PSF. The change was approved by the shareholders of PSF during early 2001 and effective January 1, 2000, the Company will no longer receive fees associated with the PSF. In addition, the Company will no longer incur the asset management expense from PGAM and Jennison associated with the PSF.

Corporate Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential. The cash surrender value included in Separate Accounts was $685.9 million and $725.3 million at December 31, 2000 and December 31, 1999, respectively. The fees received related to the COLI policies were $9.6 million for the year ending December 31, 2000.

Reinsurance
The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the periods ended December 31, 2000, December 31, 1999, and December 31, 1998.

Debt Agreements
In July 1998, the Company established a revolving line of credit facility of up to $500 million with Prudential Funding LLC, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 2000 or December 31, 1999.

15. Subsequent Events - Transfer of Taiwan Business

On January 31, 2001, the Company transferred all of its assets, liabilities, and net equity associated with The Company's Taiwan branch including Taiwan's insurance book of business, to an affiliated company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a Taiwan, Republic of China wholly owned subsidiary of Prudential .

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities will be accounted for as a long-duration coinsurance transaction under generally accepted accounting principles. Under this accounting treatment, the insurance related liabilities will remain on the books of the Company and an offsetting reinsurance recoverable will be established.

The net equity transfer will be reflected as a capital contribution from the Company to Prudential of Taiwan and will also be dividended by the Company to Prudential. The dividend is expected to occur in the second quarter of 2001.

                        Report of Independent Accountants



To the Board of Directors and Stockholder of Pruco Life Insurance Company

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of the Prudential Insurance Company of America) and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
March 13, 2001

PRUSELECT(SM) III
Variable Life
Insurance



Prudential [LOGO] Financial



Pruco Life Insurance Company
213 Washington Street, Newark, NJ 07102-2992
Telephone 800 286-7754



CVUL - 3  Ed. 6/2001

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company ("Pruco Life") represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to
Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 124 pages.


The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:


     1.   PricewaterhouseCoopers, LLP

     2.   Clifford E. Kirsch, Esq.

     3.   Nancy D. Davis, FSA, MAAA


The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:


          A.   (1)  (a)  Resolution   of  Board  of   Directors  of  Pruco  Life
                         Insurance Company  establishing the Pruco Life Variable
                         Universal Account. (Note 4)

                    (b)  Amendment of Separate Account Resolution. (Note 6)


               (2)  Not Applicable.

               (3)  Distributing Contracts:


                    (a)  Distribution   Agreement   between   Pruco   Securities
                         Corporation and Pruco Life Insurance Company. (Note 4)

                    (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 4)

                    (c)  Schedule of Sales Commissions. (Note 8)

                    (d)  Participation Agreements and Amendments:

                         (i)  (a)  AIM Variable Insurance Funds, Inc. (Note 2)

                              (b)  Amendment  to  the  AIM  Variable   Insurance
                                   Funds, Inc. Participation Agreement. (Note 8)

                         (ii) (a) American Century Variable Portfolios, Inc. (Note 6)

                              (b)  Amendment  to the American  Century  Variable
                                   Portfolios,   Inc.  Participation  Agreement.
                                   (Note 12)

                        (iii) (a)  Dreyfus Variable Investment Fund. (Note 12)

                              (b) Amendment to the Dreyfus Variable Investment Fund Participation Agreement. (Note 12)

                         (iv) (a)  Franklin    Templeton    Variable   Insurance
                                   Products Trust. (Note 11)

                              (b)  Amendment to the Franklin  Templeton Variable
                                   Insurance   Products   Trust    Participation
                                   Agreement. (Note 12)

                          (v) (a)  Goldman Sachs Variable Insurance Trust. (Note
                                   12)

                         (vi) (a)  INVESCO Variable Investment Funds, Inc. (Note
                                   12)

                        (vii) (a)  Janus Aspen Series. (Note 12)

                       (viii) (a) MFS Variable Insurance Trust. (Note 2)

                              (b) Amendment to the MFS Variable Insurance Trust Participation Agreement.(Note 8)

                         (ix) (a)  Oppenheimer Variable Account Funds. (Note 12)

                         (x)  (a)  T.  Rowe  Price  International  Series,  Inc.
                                   (Note 2)

                              (b) Amendment to the T. Rowe Price International Series, Inc. Participation Agreement. (Note
                                   8)


               (4)  Not Applicable.


               (5)  Variable Universal Life Insurance Contract. (Note 7)

               (6)  (a)  Articles  of  Incorporation  of  Pruco  Life  Insurance
                         Company, as amended October 19, 1993. (Note 3)

                    (b) By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 5)


               (7)  Not Applicable.

               (8)  Not Applicable.

               (9)  Not Applicable.


               (10) (a) Application Form for Variable Universal Life Insurance Contract. (Note 7)

                    (b) Supplement to the Application for Variable Universal Life Insurance Contract. (Note 7)


               (11) Not Applicable.


               (12) Memorandum   describing   Pruco  Life  Insurance   Company's
                    issuance,   transfer,  and  redemption  procedures  for  the
                    Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 7)

               (13) (a)  Rider for Flexible Term Insurance Benefit. (Note 7)

                    (b) Endorsement for new PS III Contract issued as a result of exchange of insureds. (Note 10)

                    (c) Endorsement for new PS III Contract issued as a result of exchange of PS I or PS II Contracts. (Note 10)

                    (d) Endorsement defining Active Investment Option at issue. (Note 12)

                    (e) Endorsement defining Active Investment Option post issue. (Note 12)

                    (f)  Rider  for  Payment  of  an   Additional   Amount  Upon
                         Surrender of the Contract. (Note 1)


     2.   See Exhibit 1.A.(5).


     3. Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)


     4.   None.

     5.   Not Applicable.


     6. Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)


     7.   Powers of Attorney.


          (a) Vivian L. Banta, Richard J. Carbone, Helen M. Galt, Jean D. Hamilton (Note 1)

          (b)  James J. Avery, Jr. (Note 2)

          (c) William J. Eckert, IV, Ronald P. Joelson, David R. Odenath, Jr. (Note 9)



(Note 1)  Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

(Note 3) Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 10 to Form S-6, Registration No. 33-29181, filed April 28, 1997 on behalf of the Pruco Life Variable Universal Account.

(Note 5) Incorporated by reference to Form 10-Q, Registration No. 33-37587, filed August 15, 1997 on behalf of the Pruco Life Insurance Company.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 13 to Form S-6, Registration No. 33-29181, filed June 4, 1999 on behalf of the Pruco Life Variable Universal Account.

(Note 7) Incorporated by reference to Registrant's Form S-6, filed August 13, 1999.

(Note 8) Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed November 3, 1999.

(Note 9) Incorporated by reference to Form N-4, Registration No. 333-52754, filed December 26, 2000 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 10) Incorporated  by reference to  Post-Effective  Amendment No. 1 to this
          Registration Statement, filed April 26, 2000.

(Note 11) Incorporated by reference to Form S-6, Registration No. 333-94117, filed January 5, 2000 on behalf of the Pruco Life Variable Universal Account.

(Note 12) Incorporated  by reference to  Post-Effective  Amendment No. 2 to this
          Registration Statement, filed October 13, 2000.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Universal Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration
Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 25th day of June, 2001.


(Seal)                Pruco Life Variable Universal Account
                                  (Registrant)

                        By: Pruco Life Insurance Company
                                   (Depositor)





Attest:  /s/ Thomas C. Castano                 By:  /s/ Vivian L. Banta
         ---------------------------                --------------------------
         Thomas C. Castano                          Vivian L. Banta
         Assistant Secretary                        President



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 25th day of June, 2001.


     Signature and Title



/s/ *
-------------------------------------------
Vivian L. Banta
President and Director



/s/ *
-------------------------------------------
William J. Eckert, IV
Vice President and Chief Accounting Officer

                                                 *By:  /s/ Thomas C. Castano
/s/ *                                                  -------------------------
-------------------------------------------            Thomas C. Castano
                                                       (Attorney-in-Fact)
James J. Avery, Jr.
Director



/s/ *
-------------------------------------------
Richard J. Carbone
Director


/s/ *
-------------------------------------------
Helen M. Galt
Director


/s/ *
-------------------------------------------
Jean D. Hamilton
Director


/s/ *
-------------------------------------------
Ronald P. Joelson
Director


/s/ *
-------------------------------------------
David R. Odenath, Jr.
Director

                       Consent of Independent Accountants


We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment to the registration statement on Form S-6 (the "Registration Statement") of our report dated March 30, 2001, relating to the financial statements of the Pruselect III Variable Life Subaccounts of Pruco Life Variable Universal Account, which appears in such Prospectus.

We also consent to the use in the Prospectus constituting part of this Registration Statement of our report dated March 13, 2001, relating to the consolidated financial statements of Pruco Life Insurance Company and its subsidiaries, which appears in such Prospectus.

We also consent to the reference to us under the heading "Experts" in the Prospectus.



PricewaterhouseCoopers LLP

New York, New York
June 27, 2001

                                  EXHIBIT INDEX


               Consent of PricewaterhouseCoopers LLP, independent accountants.        Page II-6


1.A.(13)(f)    Rider for Payment of an Additional  Amount Upon  Surrender of the      Page II-8
               Contract

         3.    Opinion and Consent of Clifford E. Kirsch,  Esq., as to the            Page II-9
               legality of the securities being registered.

         6.    Opinion and Consent of Nancy D. Davis,  FSA,  MAAA,  as to             Page II-10
               actuarial matters pertaining to the securities being registered.

         7.    Powers of Attorney:                                                    Page II-11
                  Vivian L. Banta
                  Richard J. Carbone
                  Helen M. Galt
                  Jean D. Hamilton